UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04033

Sit Mutual Funds II, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 332-3223

Date of fiscal year end: March 31, 2022

Date of reporting period: March 31, 2022

Explanatory Note: Originally filed on May 24, 2022; Amended filing on October 11, 2022 to correct an error: The word “unaudited” has been removed from the header titled “Schedule of Investments” for the Sit Tax-Free Income Fund on pages 22 - 40 of the Annual Report.

Item 1:	Reports to Stockholders

Annual Report

March 31, 2022

U.S. Government Securities Fund

Quality Income Fund

Tax-Free Income Fund

Minnesota Tax-Free Income Fund

Sit Mutual Funds

Sit Mutual Funds

BOND FUNDS ANNUAL REPORT

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

May 5, 2022

Dear fellow shareholders:

Over the last twelve months, the global economy has continued to distance itself from the Covid-19 pandemic. The waves of surging Covid-19 case counts and new variants that were top of mind a year ago have failed to derail the recovery to date, but the economy is still grappling with the supply chain disruptions and high inflation left in their wake.

The Delta variant emerged as the first major Covid-19 variant of concern last spring, but accommodative monetary policy, fiscal stimulus, consumer demand, and improving global vaccination rates buoyed risk assets despite the virus. While inflation and supply chain disruptions worsened throughout the summer, Federal Reserve (Fed) Chair Jerome Powell remained content attributing 5% year-over-year CPI inflation levels to transitory factors.

The Fed’s willingness to live with high inflation ended in November 2021, the month Jerome Powell was nominated for a second term and coincidentally just days before news of the Omicron variant emerged. While appearing before the Senate Banking committee, Powell surprised the market with his intention to remove pandemic support faster than expected. Furthermore, the Fed discontinued using the word “transitory” with regards to high inflation levels. Despite the fact that it took the Fed several months to raise rates, this hawkish approach was a pivotal moment and signaled that inflation was now the Fed’s highest priority.

After investors became more comfortable with Omicron’s risks in December 2021, attentions shifted to re-evaluating the speed and magnitude to which monetary policy would become less accommodative. As a result, all bond yields rose rapidly to start the new year and the U.S. Treasury yield curve flattened dramatically in the first quarter of 2022. Russia’s invasion of Ukraine in late February 2022 and the resulting economic sanctions introduced even more global inflationary pressures and only restrained the rise in yields temporarily. Finally, in mid-March 2022, the Fed hiked rates by 0.25 percent, its first rate hike since 2018.

At the end of the first quarter, of 2022, the 2-Year Treasury yield was 2.34 percent, a level 2.17 percentage points higher than the at the same time the year prior. The 10-Year Treasury yield also ended the first quarter of 2022 at 2.34 percent, flat to the 2-Year note and 0.60 percentage points higher than at the same time the year prior. Annual Real U.S. gross domestic product (GDP) growth closed 2021 at 5.7 percent. Economic growth forecasts for 2022 are more subdued given the inflationary and rising rate environment, with economists expecting 3.2 percent GDP growth for 2022.

Fed Begins to Tighten with Balance Sheet Reduction Coming

Now that the Fed has initiated a tightening policy, investors are focusing on the pace and magnitude of both rate increases and balance sheet reduction. The Fed considers a target fed funds rate of about 2.5% to be “neutral” and, to slow inflation, the federal funds rate would need to be higher than a neutral rate. Consequently, we forecast a Fed funds rate of 1 percent by June 2022 and at least 2 percent by year-end.

Regarding the Fed’s balance sheet, the Fed had been buying bonds to push yields lower. The Fed recently ended its purchase program, but not before amassing a record balance sheet of nearly $9 trillion. With the purchase program completed, we expect the Fed to announce the actual reduction of the balance sheet in May or June 2022. We estimate the Fed will begin to reduce its balance sheet at a pace of about $25 billion per month and, after a few months, accelerate the pace to an annual rate of one half of a trillion dollars per year.

The Fed has been buying both U.S. Treasury bonds and mortgage securities. The Fed intends to only hold U.S. Treasury bonds in the long term. The Fed currently holds $2.7 trillion in mortgage securities. As a result, the balance sheet reduction will likely drive mortgage rates higher as the Fed eliminates its mortgage holdings. 30-year mortgage rates have already risen above 5 percent and we expect them to rise further. Overall, we expect that, the reduction in the Fed’s balance sheet should equate to an additional rate increase of 0.25 to 0.50 percent. We forecast that the Fed’s balance sheet will eventually be reduced to about $5 trillion and consist entirely of Treasury bonds.

Inflation Persists as Labor Shortages Continue

The accelerated pace of rate increases and balance sheet reduction plans highlight the Fed’s sense of urgency in fighting the highest levels of inflation in more than 40 years. Inflation, as measured by the Consumer Price Index for All Urban Consumers (CPI), increased 1.2 percent in March 2022 compared with the prior month. The CPI rose 8.5 percent over the 12-month period ended March 31, 2022, a level not seen since the early 1980s. Like previous periods of accelerating inflation, food and energy have had an out-sized contribution. Core CPI (excluding food and energy) levels also rose significantly during the 12-month period ended March 31, 2022 increasing 6.5 percent. High labor costs, exacerbated by labor shortages, a rebound in energy prices, supply constraints as well as excess cash in the financial system are contributing factors.

2	SIT MUTUAL FUNDS ANNUAL REPORT

The spike in inflation will likely negatively impact economic growth as we forecast wage growth will not be sufficient to offset the erosion in real incomes caused by the rapid escalation in consumers’ expenses. We expect that the labor force participation rate will eventually increase from the current 62.4 percent figure to the pre-pandemic, February 2020, level of 63.4 percent, which translates into about 2.6 million additional workers. These additional workers will likely help ease some of the supply chain related shortages. However, major economic headwinds will remain. We expect a decline in federal budget spending (including transfer payments), depleting consumer savings, higher corporate taxes, tightening of monetary policy and elevated, inflation-driven, consumer costs to cause reduced demand and result in both economic growth and inflation slowing significantly by the second half of 2023.

Strategy

Given the variables regarding the economy, government fiscal and monetary policy, and the war in Ukraine, we expect near-term performance in fixed income markets to be more volatile than usual. However, we believe that the sharp rise in short-term to intermediate term bond values reflects investors are already factoring in their expectations for at least an additional 2.0 percentage points of rate increases by the Fed. Our forecast for mounting head winds to economic growth puts into doubt how much the Fed will be able to raise rates beyond another 2.0 percentage points. As a result, we expect yields to begin to stabilize after what could be another couple of bumpy quarters. Furthermore, six months from now, investors will have had time to digest and understand the Fed’s plan for balance sheet reduction and its impact on financial markets.

While we believe the markets have priced in much of the Fed’s future rate increases, we continue to employ strategies that protect investors from future rate increases. In the Sit Quality Income Fund, we have maintained portfolio durations below benchmarks while reducing exposure to bonds maturing between two and five years, as we had expected that such bonds would be most negatively impacted by rising interest rates. The Fund added positions in floating rate securities and increased holdings in U.S. Treasury Inflation Protected Securities, which benefit from elevated levels of inflation. Furthermore, the Fund has reduced its investments in cyclical sectors to lower exposure to potential losses from rising inflation and a continuation of the Russia-Ukraine conflict.

With respect to the Sit U.S. Government Securities Fund, we expect further weakness in mortgage-backed securities in conjunction with the Fed’s intention to reduce mortgage holdings, although we believe the worst is now behind us. The seasoned, high coupon mortgages in the Fund generally benefit from rising interest rates and reduced mortgage refinancing activity, making them less sensitive to rising rates than most mortgage-backed securities. Over the long term, we believe that the Fund’s sustained income advantage and conservative interest rate positioning should drive out-performance relative to benchmarks.

We anticipate the tax-exempt bond yields will continue to be heavily influenced by U.S. Treasury bond yields. The rapid increase in rates this year has led to nearly $30 billion of tax-exempt mutual fund outflows, and tax-exempt bond yields have increased more than comparable maturity Treasuries. However, underlying credit fundamentals for municipal securities are as strong as they have been in decades, and higher yield levels are increasingly interesting for crossover buyers and traditional municipal market participants. When combined with historical and seasonal patterns, we believe that we could be reaching the end of this outflow cycle. In terms of portfolio strategy, many underlying bond durations extended modestly with the sharp increase in bond yields. As a result, in addition to maintaining our hedge, we plan to reposition the Funds over the next several months as more attractively priced short and intermediate-duration bonds become available.

In conclusion, investors should maintain a diversified portfolio of stocks and bonds underpinned by strong fundamentals to help manage risk in challenging market conditions. We appreciate your continued interest in the Sit family of funds. Please see our complete Outlook and Strategy research paper at www.sitfunds.com.

With best wishes,

Roger J. Sit

Chairman and President Sit Mutual Funds

MARCH 31, 2022	3

Sit U.S. Government Securities Fund - Class S and Class Y

OBJECTIVE & STRATEGY

The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities. Agency mortgage securities and U.S. Treasury securities are the principal holdings in the Fund. The mortgage securities that the Fund purchases consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC).

Fund Performance

The Sit U.S. Government Securities Fund (Class S) provided a return of -2.16% during the 12-month period ended March 31, 2022, compared to the return of the Bloomberg Intermediate Government Bond Index of -4.16% for the same period. The Fund’s 30-day SEC yield was 1.66% and its 12-month distribution rate was 0.91%.

Factors that Influenced the Fund’s Performance

During the 12-month period, the Fund benefited from the consistent, relatively high level of income provided by its holdings in higher coupon government agency mortgages. Yields on U.S. Treasury securities were higher across all maturities for the period. The Fund reduces interest rate risk by using options on Treasury securities. The use of options was effective in providing stability to the Fund’s net asset value during the period and partially offset the negative price performance as it relates to the increase in U.S. Treasury yields. In addition, the Fund continued to experience relatively stable prepayment rates as its mortgage holdings are generally well seasoned and have been through many refinancing cycles. The Fund’s opportunistic holdings in Treasury Inflation Protected Securities benefited performance during the period as the economy experienced higher than expected inflation metrics.

Outlook and Positioning

One of the prevailing themes of 2021 was the resurgence of the Covid-19 virus with both the Delta variant as well as the Omicron variant. Despite the increase in cases, consumers’ demand continued to increase causing demand-pull inflationary pressures. The global reopening of economies caused bottlenecks and labor shortages, which impeded significantly on growth. The subsequent supply chain issues have resulted in a cost-push inflationary environment. The pent-up savings of consumers allowed companies to have unprecedented pricing power, which resulted in increased input costs being directly passed onto the consumer. Supply chain constraints are unlikely to be resolved until the end of this year, if not later. As the pent-up savings begin to deplete, we expect that more workers should begin to re-enter the workforce alleviating some of the supply chain constraints. To combat inflationary pressures, the Federal Reserve has begun to increase short term interest rates, albeit at a cautious rate. If not for the war in Ukraine, the Federal Reserve likely would have been more aggressive, but the consequences to the economy are still uncertain. The Federal Reserve has also given estimates to

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg Intermediate Government Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Bloomberg Intermediate Government Bond Index is a sub-index of the Bloomberg Government Bond Index covering issues with remaining maturities of between three and five years. The Bloomberg Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

its balance sheet normalization program, which we believe are unobtainable given the recent acceleration in mortgage rates. The Federal Reserve’s reduction in asset purchases will likely be systematic and predictable, however, we expect heightened volatility as the market digests the changes.

We continue to position the Fund opportunistically as concerns regarding inflationary pressures and geopolitical risks mount, while maintaining the Fund’s focus on seasoned, high coupon agency mortgage securities which provide a high level of income with relatively stable prices. This high level of income and stability of principal has been a fundamental focus of the Fund since its inception.

Bryce A. Doty, CFA	Mark H. Book, CFA
Senior Portfolio Manager	Portfolio Manager

Information on this page is unaudited.

4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2022

	Sit U.S. Government
	Securities Fund
	Class S	Class Y	Bloomberg Intermediate Gov’t. Bond Index[1]	Lipper U.S. Gov’t Fund Index[2]
One Year	-2.16%	-1.91%	-4.16%	-3.81%
Five Year	1.49	n/a	1.34	1.70
Ten Year	1.16	n/a	1.28	1.69
Since Inception-Class S (6/2/87)	4.84	n/a	4.98	4.91
Since Inception-Class Y (1/1/20)	n/a	0.87	-0.18	-0.07

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

[1]

The Bloomberg Intermediate Government Bond Index is a sub-index of the Bloomberg Government Bond Index covering issues with remaining maturities of between three and five years. The Bloomberg Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

[2]	The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Collateralized Mortgage Obligations	60.0%
Federal National Mortgage Association	14.0
Government National Mortgage Association	8.1
U.S. Treasury / Federal Agency Securities	6.0
Federal Home Loan Mortgage Corporation	3.0
Asset-Backed Securities	1.2
Small Business Administration	0.5
Other Net Assets	7.2

Based on net assets as of March 31, 2022.

PORTFOLIO SUMMARY

Class S:
Net Asset Value 3/31/22:	$10.83 Per Share
Net Asset Value 3/31/21:	$11.17 Per Share
Net Assets:	$ 318.4 Million
Class Y:
Net Asset Value 3/31/22:	$10.83 Per Share
Net Asset Value 3/31/21:	$11.17 Per Share
Net Assets:	$ 109.3 Million

Effective Duration [3] :	1.2 Years

[3]

Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

ESTIMATED AVERAGE LIFE

0-1 Year	7.2%
1-5 Years	89.3
5-10 Years	2.1
10-20 Years	1.4

The table represents the Adviser’s estimates of the dollar weighted average life of the portfolio’s securities, which differ from their stated maturities. The Fund’s average stated maturity was 18.4 years as of March 31, 2022.

Information on this page is unaudited.

MARCH 31, 2022	5

SCHEDULE OF INVESTMENTS

March 31, 2022

Sit U.S. Government Securities Fund

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Mortgage Pass-Through Securities - 25.6%
Federal Home Loan Mortgage Corporation - 3.0%
372,531	3.00	1/1/44	373,655
39,938	4.00	7/1/25	41,122
327,043	5.00	5/1/42	346,134
1,071,599	5.50	8/1/49	1,176,353
48,464	5.82	10/1/37	51,711
255,754	6.50	12/1/34	272,917
145,374	6.88	2/17/31	155,717
31,606	7.00	8/1/27	31,948
357,282	7.00	4/1/28	374,113
2,535,347	7.00	12/1/31	2,740,011
358,763	7.00	2/1/37	378,527
239,867	7.00	4/1/37	272,154
3,511,801	7.00	10/1/37	3,861,593
1,895,041	7.00	10/1/38	2,130,675
14,606	7.38	12/17/24	14,669
36,629	7.50	1/1/31	37,020
236,591	7.50	1/1/32	259,261
186,883	7.50	8/1/32	196,663
4,834	7.95	10/1/25	4,852
13,137	8.00	5/1/31	13,188
51,170	8.00	11/1/36	56,949
83,026	8.00	1/1/37	93,554
60,820	8.50	6/20/27	65,769
14,224	8.50	12/1/29	15,063
64,247	8.50	3/1/31	70,116
11,539	9.00	3/20/27	11,601
27,695	9.00	2/17/31	27,434
17,468	9.00	5/1/31	17,639
778	10.00	7/1/30	781

			13,091,189

Federal National Mortgage Association - 14.0%
6,275,000	0.65	4/1/32	6,276,961
3,100,000	2.48	2/1/35	2,894,504
3,100,000	2.68	2/1/35	2,960,480
1,665,968	4.50	4/1/48	1,747,097
1,141,444	5.00	9/1/43	1,256,913
8,286,270	5.00	2/1/49	9,029,587
485,482	5.00	6/1/51	536,662
346,639	5.50	6/1/33	364,000
3,904,137	5.50	12/1/41	4,345,206
2,276,878	5.50	1/1/49	2,508,886
1,227,381	5.50	5/1/49	1,312,501
654,013	5.50	4/1/50	696,521
825,382	5.93	5/1/35	824,644
349,457	6.00	11/1/34	381,727
62,536	6.00	5/1/37	66,796
51,711	6.00	9/1/37	53,776
1,257,164	6.00	4/1/38	1,404,668
397,904	6.00	2/1/40	431,996
3,723,772	6.00	5/1/41	4,154,008
847,176	6.50	2/1/29	909,698
111,464	6.50	3/1/29	114,946
2,271,643	6.50	12/1/30	2,439,293
117,544	6.50	6/1/31	125,559
48,226	6.50	8/1/34	51,243
315,813	6.50	11/1/34	335,776
161,819	6.50	1/1/39	168,491
787,631	6.75	6/1/32	869,319

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
579,252	6.86	6/1/40	627,057
1,185	7.00	6/1/22	1,186
15,507	7.00	2/1/26	16,088
46,381	7.00	9/1/27	48,306
21,390	7.00	10/1/27	22,362
89,976	7.00	11/1/27	94,885
21,815	7.00	1/1/28	22,787
15,995	7.00	10/1/32	16,736
2,558,200	7.00	12/1/32	2,875,164
76,910	7.00	7/1/33	82,374
67,569	7.00	7/1/34	71,954
10,507	7.00	12/1/37	11,181
3,139,790	7.00	1/1/40	3,455,772
448,686	7.00	9/1/47	459,704
89	7.50	6/1/22	89
2,359	7.50	12/1/22	2,370
39,315	7.50	4/1/32	40,791
120,783	7.50	1/1/34	130,064
2,288,552	7.50	10/1/38	2,541,533
972,301	7.50	11/1/38	1,093,258
6,961	7.75	7/20/30	7,042
3,618	7.97	8/20/25	3,654
81,747	8.00	6/1/25	84,988
3,327	8.00	7/20/28	3,361
52,612	8.00	2/1/31	57,178
103,226	8.00	1/1/32	109,712
51,496	8.00	11/1/37	57,619
283,130	8.00	3/1/38	322,425
47,401	8.15	11/15/31	51,423
56,230	8.50	11/1/26	58,080
41,414	8.50	3/1/28	42,091
24,681	8.50	10/1/28	26,486
68,973	8.50	4/1/29	73,627
30,063	8.50	10/1/29	30,163
55,642	8.50	7/1/30	61,340
36,473	8.50	8/1/30	41,238
125,616	8.50	4/1/32	144,420
110,375	8.50	1/1/37	118,608
1,443	9.00	6/15/25	1,459
18,674	9.00	5/15/28	18,878
14,232	9.00	6/1/30	14,418
7,374	9.00	10/1/30	7,749
65,793	9.00	2/1/31	67,734
18,292	9.00	7/1/31	18,350
23,635	9.00	10/1/31	25,876
56,777	9.00	8/1/37	58,826
154,470	9.00	2/1/38	164,930
12,103	9.50	8/1/24	12,188
92,877	9.50	5/1/29	100,965
9,848	9.50	4/1/30	10,483
32,423	9.50	8/1/31	33,212
12,958	10.00	2/1/28	12,965
68,896	10.00	6/1/30	74,917

			59,791,324

Government National Mortgage Association - 8.1%
77,664	4.00	12/15/24	79,740
361,912	4.00	10/20/30	383,511
6,509,422	4.00	8/20/31	6,792,500
654,652	4.00	12/20/31	694,142
514,902	4.25	10/20/31	546,581
323,409	4.25	3/20/37	337,737

See accompanying notes to financial statements.

6	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
1,554,974	4.75	9/20/31		1,690,308
5,470,791	5.00	12/15/45		6,170,962
608,473	5.00	7/20/49		638,226
44,923	5.50	9/15/25		45,732
601,089	5.50	5/15/29		651,735
1,494,484	5.75	2/15/29		1,593,841
573,324	5.75	10/20/31		617,061
355,542	6.00	9/15/33		377,537
209,925	6.00	2/20/47		232,942
2,160,938	6.00	7/20/47		2,397,894
16,104	6.25	12/15/23		15,903
490,299	6.25	4/15/29		522,576
33,098	6.50	11/15/23		33,807
112,079	6.50	4/15/24		114,563
529,242	6.50	2/20/28		563,807
205,423	6.50	2/20/29		213,014
338,913	6.50	7/20/34		375,597
1,816,822	6.50	2/15/35		1,977,469
15,991	6.50	12/20/38		16,567
178,337	6.50	1/20/39		198,664
108,109	6.50	2/20/39		122,705
227,695	6.50	4/20/39		254,389
230,070	6.50	6/20/39		253,764
420,736	6.50	8/20/39		472,412
239,979	6.50	4/20/43		263,987
2,584,082	7.00	8/15/29		2,809,179
2,766,196	7.00	10/15/29		3,009,445
110,384	7.00	10/15/36		113,945

				34,582,242

Small Business Administration - 0.5%
1,285,284	5.33	8/25/36		1,311,987
656,367	5.33	9/25/36		670,149

				1,982,136

Total Mortgage Pass-Through Securities				109,446,891

(cost: $111,451,998)

U.S. Treasury / Federal Agency Securities - 6.0%
U.S. Treasury Inflation Indexed Bonds:
15,302,611	0.63	1/15/24		16,107,492
U.S. Treasury Notes:
600,000	1.88	2/28/27		584,813
9,400,000	1.88	2/15/32		9,028,406

Total U.S. Treasury / Federal Agency Securities				25,720,711

(cost: $26,048,937)

Collateralized Mortgage Obligations - 60.0%
Federal Home Loan Mortgage Corporation - 10.7%
46,792	5.00	2/15/23		47,011
2,979,976	5.00	11/25/50		3,345,514
2,247,047	5.00	11/25/50	[1]	2,447,367
5,523,889	5.50	6/25/51		6,215,811
341,195	5.53	5/15/38	[1]	352,313
1,518,802	6.00	1/15/33		1,662,180
1,476,068	6.00	5/15/36		1,617,154
1,339,883	6.00	9/15/42		1,468,656
14,959	6.25	5/15/29		15,405
28,434	6.50	9/15/23		29,227
14,261	6.50	3/15/24		14,774
272,784	6.50	7/15/27		293,421

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
279,215	6.50	2/15/28		296,881
362,562	6.50	3/15/29		389,723
9,961	6.50	2/15/30		10,648
292,382	6.50	1/15/31		315,193
601,017	6.50	8/15/31		647,689
134,930	6.50	1/15/32		146,623
49,164	6.50	3/15/32		53,839
320,416	6.50	6/25/32		350,581
156,516	6.50	7/15/32		171,683
3,408,321	6.50	5/15/33		3,754,649
698,987	6.50	5/15/35		784,507
350,332	6.50	8/15/39		391,743
726,525	6.50	2/25/43		825,117
422,210	6.50	3/25/43		466,179
586,454	6.50	7/25/43		655,574
522,841	6.50	10/25/43		568,007
1,893,558	6.50	8/15/45		2,181,362
344,872	6.50	2/15/49		374,755
3,994	6.70	9/15/23		4,087
330,417	6.75	3/15/28		356,215
296,753	6.95	3/15/28		318,272
1,901	7.00	10/15/22		1,918
741	7.00	11/15/22		748
19,419	7.00	3/25/23		19,637
1,894	7.00	4/15/23		1,931
10,134	7.00	7/15/23		10,402
31,226	7.00	1/15/24		32,193
17,098	7.00	3/15/24		17,603
42,760	7.00	8/15/25		44,894
30,494	7.00	9/15/26		32,315
76,436	7.00	6/15/29		83,161
193,020	7.00	8/15/29		211,101
249,541	7.00	10/20/29		274,045
39,353	7.00	1/15/30		43,601
139,640	7.00	10/15/30		155,993
108,194	7.00	7/15/31		119,583
52,904	7.00	4/15/32		57,250
356,044	7.00	5/15/32		398,465
1,839,701	7.00	8/15/41		2,042,678
3,081,378	7.00	2/25/43		3,424,532
555,138	7.00	3/25/43		617,197
764,448	7.00	7/25/43		868,103
563,785	7.00	3/15/49		628,417
272	7.50	7/15/22		273
14,921	7.50	3/15/23		15,224
69,184	7.50	4/15/23		70,600
24,173	7.50	9/20/26		25,854
125,513	7.50	3/15/28		137,220
214,329	7.50	9/15/29		239,150
70,620	7.50	12/15/29		77,115
128,767	7.50	6/15/30		144,219
200,995	7.50	8/15/30		222,632
267,921	7.50	9/15/30		302,392
69,623	7.50	11/15/30		77,349
2,021,617	7.50	6/15/34		2,333,043
1,201,977	7.50	8/25/42	[1]	1,374,220
683,860	7.50	9/25/43		747,424
73,011	8.00	2/15/23		74,470
8,086	8.00	4/25/24		8,329
76,400	8.00	2/15/27		83,476
93,935	8.00	11/20/29		104,454

See accompanying notes to financial statements.

MARCH 31, 2022	7

SCHEDULE OF INVESTMENTS

March 31, 2022

Sit U.S. Government Securities Fund (Continued)

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
105,361	8.00	1/15/30		118,436
233	8.25	6/15/22		234
50,807	8.50	3/15/25		54,638
18,247	8.50	3/15/32		20,664

				45,889,343

Federal National Mortgage Association - 15.8%
388,909	1.56	7/25/37	[1]	358,754
418,948	2.92	8/25/43	[1]	427,602
181,723	4.55	6/25/43		187,147
1,700,635	5.00	7/25/40		1,801,531
322,331	5.00	11/25/41		341,566
531,895	5.00	6/25/43		553,729
2,090,488	5.00	11/25/50		2,283,055
2,475,703	5.00	12/25/50		2,768,427
1,964,663	5.08	2/25/42	[1]	2,025,879
1,348,531	5.17	10/25/42	[1]	1,456,537
494,625	5.36	6/25/42		526,548
2,324,374	5.41	12/25/42	[1]	2,304,428
636,224	5.50	9/25/33		679,492
2,935,910	5.50	6/25/40		3,141,015
859,830	5.62	12/25/53	[1]	945,826
609,301	5.81	8/25/43		642,610
895,405	6.00	5/25/30		957,654
1,633,356	6.00	5/25/36		1,813,175
213,343	6.00	6/25/36		232,920
1,689,550	6.00	11/25/43		1,817,181
753,731	6.00	9/25/46		792,683
989,525	6.00	2/25/48		1,086,109
861,276	6.30	8/25/47	[1]	916,134
194,793	6.49	2/25/45	[1]	216,330
154,707	6.50	8/20/28		162,162
905,113	6.50	1/25/32		984,013
148,029	6.50	3/25/32		161,996
226,319	6.50	6/25/32		248,344
189,620	6.50	7/25/36		212,487
50,465	6.50	9/25/36		56,229
1,639,444	6.50	11/25/41		1,772,432
193,862	6.50	3/25/42		207,844
945,898	6.50	5/25/42		1,066,686
2,349,554	6.50	7/25/42		2,482,042
231,223	6.50	9/25/42		250,980
561,040	6.50	11/25/42		609,104
313,992	6.50	7/25/44		323,066
287,865	6.64	9/25/37	[1]	345,289
1,843,827	6.75	6/25/32		2,060,305
431,509	6.75	4/25/37		451,853
295,198	6.84	8/25/37	[1]	306,136
41,870	6.85	12/18/27		44,087
54	7.00	7/25/22		54
1,930	7.00	11/25/22		1,929
1,228	7.00	12/25/22		1,239
3,475	7.00	6/25/23		3,553
144,834	7.00	4/25/24		148,798
102,133	7.00	9/18/27		109,672
1,097,608	7.00	5/25/31		1,135,604
992,923	7.00	12/25/33		1,091,920
100,525	7.00	9/25/40		110,229
363,039	7.00	10/25/41		392,578
133,088	7.00	11/25/41		150,975
258,283	7.00	12/25/41		284,730
816,544	7.00	7/25/42		911,308

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
1,638,416	7.00	2/25/44		1,811,450
81,425	7.00	8/25/44		90,915
19,713	7.50	8/20/27		21,140
172,584	7.50	10/25/40		184,302
1,206,768	7.50	11/25/40		1,239,572
657,886	7.50	6/19/41	[1]	724,748
1,159,019	7.50	7/25/41		1,295,482
676,572	7.50	8/25/41		735,424
238,148	7.50	11/25/41		271,582
441,364	7.50	1/25/42		493,029
2,929,011	7.50	5/25/42		3,290,526
263,436	7.50	6/25/42		293,167
2,743,700	7.50	8/25/42	[1]	3,155,545
944,505	7.50	2/25/44		1,050,196
406,402	7.50	3/25/44		446,360
610,137	7.50	5/25/44		695,255
39,525	7.50	10/25/44		44,512
3,711,624	7.50	1/25/48		4,193,586
1,237	8.00	7/25/22		1,243
22,474	8.00	7/18/27		24,266
288,413	8.00	7/25/44		313,942
375,144	8.01	11/25/37	[1]	422,031
35,125	8.11	10/25/42	[1]	40,235
191,197	8.12	11/25/37	[1]	215,910
4,014	8.50	1/25/25		4,256
338,375	8.50	6/25/30		385,251
13	9.00	8/25/22		13
36,658	9.00	11/25/28		40,645
241,278	9.00	6/25/30		279,492
44,811	9.00	10/25/30		51,831
59,141	9.43	6/25/32	[1]	66,413
56,128	9.50	11/25/31		64,513
174,959	9.50	12/25/41		199,555
215,598	10.19	6/25/44	[1]	229,515
791,254	11.32	9/25/42	[1]	958,565
11,780	23.38	3/25/39	[1]	17,202

				67,715,645

Government National Mortgage Association - 32.3%
1,374,762	4.78	5/20/51	[1]	1,477,504
1,718,021	4.81	5/20/51	[1]	1,851,069
3,759,811	4.85	8/20/51	[1]	4,055,774
2,568,113	4.91	7/20/51	[1]	2,779,231
4,376,334	4.93	4/20/51	[1]	4,712,758
3,263,340	5.00	12/20/50		3,563,080
20,772,611	5.00	2/20/51		22,913,645
500,000	5.50	9/20/39		548,802
7,066,988	5.50	10/20/50		7,837,315
1,972,713	5.50	11/20/50		2,252,052
3,438,146	5.50	1/20/51		3,882,541
15,730,593	5.50	5/20/51		17,284,700
3,327,314	5.50	6/20/51		3,695,729
12,283,599	5.50	7/20/51		13,580,381
5,843,435	5.50	11/20/51		6,559,872
278,413	5.54	4/20/48	[1]	297,014
3,864,199	5.60	4/20/40	[1]	4,180,865
4,075,564	5.80	3/20/45	[1]	4,416,298
8,537,185	5.84	2/20/51	[1]	9,904,819
708,241	5.91	10/20/40	[1]	770,502
400,291	5.99	11/20/43	[1]	437,138
1,376,694	6.00	11/20/33		1,442,599
411,531	6.00	12/20/35		448,169

See accompanying notes to financial statements.

8	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
260,008	6.00	3/20/42		282,499
350,373	6.00	3/20/48		376,405
1,772,018	6.00	3/20/49		1,885,304
539,393	6.00	5/20/49		569,706
1,606,987	6.13	1/20/39	[1]	1,765,218
279,009	6.45	4/20/37	[1]	296,529
1,415,839	6.46	6/20/41	[1]	1,544,369
971,598	6.50	7/20/32		969,129
964,190	6.50	2/20/37		1,042,622
193,605	6.50	9/16/38		206,349
1,705,560	6.50	8/20/48		1,866,819
742,526	6.50	10/20/48		807,665
1,186,503	6.50	1/20/49		1,269,094
474,842	6.54	7/20/39	[1]	520,661
414,761	6.65	4/20/39	[1]	459,646
703,536	6.85	8/20/40	[1]	776,716
355,468	6.99	6/20/45	[1]	387,725
99,261	7.00	9/16/33		105,122
272,538	7.00	5/20/42		300,763
709,573	7.00	10/20/48		757,116
398,867	7.08	2/20/45	[1]	453,491
825,080	7.10	12/20/38	[1]	918,047
456,158	7.15	12/20/33	[1]	500,618
1,153,176	7.31	8/20/38	[1]	1,284,626

				138,238,096

Vendee Mortgage Trust - 1.2%
899,691	6.02	3/15/25	[1]	963,754
591,596	6.50	2/15/24		610,078
1,260,681	6.50	8/15/31		1,325,846
611,784	6.50	10/15/31		673,547
434,117	6.75	2/15/26		462,925
499,239	7.00	3/15/28		525,183
18,241	7.25	9/15/22		18,285
122,381	7.25	9/15/25		130,231
47,572	7.75	5/15/22		47,545
136,444	7.75	9/15/24		142,638
62,920	8.00	2/15/25		65,624
52,782	8.29	12/15/26		56,572

				5,022,228

Total Collateralized Mortgage Obligations				256,865,312

(cost: $266,164,816)
Asset-Backed Securities - 1.2%
Federal Home Loan Mortgage Corporation - 0.2%
326	6.09	9/25/29	[1]	323
605,471	7.16	7/25/29		656,215

				656,538

Federal National Mortgage Association - 0.6%
9,114	1 Mo. Libor + 0.17%, 0.53	11/25/32	[1]	8,941
454,823	4.40	11/25/33	[14]	468,373
302,495	4.61	9/26/33	[14]	307,377
98,285	4.82	10/25/33	[14]	109,790
1,556,373	5.75	2/25/33	[14]	1,757,321
2,836	6.00	5/25/32	[14]	3,036
70,310	6.09	10/25/31	[14]	73,318
3,051	7.80	6/25/26	[1]	3,235

				2,731,391

Small Business Administration - 0.4%
161,776	5.78	8/1/27		167,503

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
713,189	5.87	7/1/28	739,854
638,664	6.02	8/1/28	667,363

			1,574,720

Total Asset-Backed Securities			4,962,649

(cost: $4,754,451)
Put Options Purchased [19] - 1.2%			4,955,313

(cost: $2,000,183)

			Fair
Quantity	Name of Issuer		Value ($)
Short-Term Securities - 7.0%
30,016,042	Fidelity Inst. Money Mkt. Gvt. Fund, 0.12%		30,016,042

(cost: $30,016,042)
Total Investments in Securities - 101.0% (cost: $440,436,427)			431,966,918

Other Assets and Liabilities - (1.0)%			(4,222,476)

Net Assets - 100.0%			$427,744,442

[1]

Variable rate security. Rate disclosed is as of March 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[14]	Step Coupon: A bond that pays a coupon rate that increases on a specified date(s). Rate disclosed is as of March 31, 2022.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

MARCH 31, 2022	9

SCHEDULE OF INVESTMENTS

March 31, 2022

Sit U.S. Government Securities Fund (Continued)

[19]	Options outstanding as of March 31, 2022 were as follows:

Description	Contracts	Exercise Price ($)	Expiration Date	Counterparty	Notional Amount ($)	Cost/ Premiums ($)	Value ($)
Put Options Purchased - U.S. Treasury Futures:
5-Year	1,570	117.75	May 2022	StoneX Financial, Inc.	184,867,500	2,000,183	4,955,313

A summary of the levels for the Fund’s investments as of March 31, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Prices ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Mortgage Pass-Through Securities	—	109,446,891	—	109,446,891
U.S. Treasury / Federal Agency Securities	—	25,720,711	—	25,720,711
Collateralized Mortgage Obligations	—	256,865,312	—	256,865,312
Asset-Backed Securities	—	4,962,649	—	4,962,649
Put Options Purchased	4,955,313	—	—	4,955,313
Short-Term Securities	30,016,042	—	—	30,016,042

Total:	34,971,355	396,995,563	—	431,966,918

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

10	SIT MUTUAL FUNDS ANNUAL REPORT

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MARCH 31, 2022	11

Sit Quality Income Fund

OBJECTIVE & STRATEGY

The objective of the Quality Income Fund is to provide high current income and safety of principal, which it seeks to attain by investing at least 80% of its assets in debt securities issued by the U.S. government and its agencies, debt securities issued by corporations, and mortgage and other asset-backed securities. The Fund invests at least 50% of its assets in U.S. government debt securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

Fund Performance

The Sit Quality Income Fund provided a return of +0.92% during the 12-month period ended March 31, 2022, compared to the return of the Bloomberg 1-3 Year Government/Credit Index of -2.91% for the same period. The Fund’s 30-day SEC yield was 1.38% and its 12-month distribution rate was 1.62%.

Factors that Influenced the Fund’s Performance

The primary goal of the Fund is to maintain a high credit quality portfolio with stable principal values, while generating a relatively high level of income. Yields of U.S. Treasury securities were higher across all maturities for the 12-month period, causing large price declines across most sectors. The Fund’s strong income advantage was able to partially offset some of the price declines but not all. The Fund reduces interest rate risk by using futures and options on Treasury securities. The use of futures and options was effective in providing stability to the Fund’s net asset value and provided a positive return for the period. The Fund’s U.S. Treasury holdings outperformed the Fund’s benchmark, as the securities held by the Fund were generally inflation protected securities, which benefited from higher-than-expected inflation measures. The Fund’s allocation to corporate securities, asset-backed securities, and taxable municipal securities outperformed the Fund’s benchmark for the period despite its absolute negative returns. The Fund’s mortgage-backed securities underperformed for the period as yield spreads widened on these securities and there was a slight uptick in prepayments.

Outlook and Positioning

One of the prevailing themes of 2021 was the resurgence of the Covid-19 virus with both the Delta variant as well as the Omicron variant. Despite the increase in cases, consumers’ demand continued to increase, causing demand-pull inflationary pressures. The global reopening of economies caused bottlenecks and labor shortages, which impeded significantly on growth. The subsequent supply chain issues have resulted in a cost-push inflationary environment. The pent-up savings of consumers allowed companies to have unprecedented pricing power, which resulted in increased input costs being directly passed onto the consumer. Supply chain constraints are unlikely to be resolved until the end of this year, if not later. As the pent-up savings begin to deplete, we expect that more workers should begin to re-enter the workforce, alleviating some of the supply chain constraints. To combat inflationary pressures, the Federal Reserve has begun to increase short term interest rates, albeit at

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Bloomberg 1-3 Year Government/Credit Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Bloomberg 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

a cautious rate. If not for the war in Ukraine, the Federal Reserve likely would have been more aggressive, but the consequences to the economy are still uncertain. The Federal Reserve has also given estimates to its balance sheet normalization program, which we believe are unobtainable given the recent acceleration in mortgage rates. The Federal Reserve’s reduction in asset purchases will likely be systematic and predictable, however, we expect heightened volatility as the market digests the changes.

We have positioned the Fund opportunistically in terms of credit quality and defensively with respect to an inflationary environment and geopolitical risks in order to maximize return potential while preserving principal. We focus on a mix of Treasury, agency and credit sectors that provide relatively high levels of income and stable prices.

Bryce A. Doty, CFA	Chris M. Rasmussen, CFA
Senior Portfolio Manager	Mark H. Book, CFA
Portfolio Managers

Information on this page is unaudited.

12	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2022

	Sit Quality Income Fund	Bloomberg 1-3 Year Government/ Credit Index[1]	Lipper Short Investment Grade Bond Index[2]
One Year	0.92%	-2.91%	-2.48%
Five Year	1.84	1.26	1.72
Since Inception	1.21	1.09	1.45
(12/31/12)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

[1]

The Bloomberg 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

[2]	The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

U.S. Treasury / Federal Agency Securities	35.9%
Corporate Bonds	25.8
Mortgage Pass-Through Securities	14.6
Taxable Municipal Bonds	13.8
Collateralized Mortgage Obligations - Non Agency	5.9
Asset-Backed Securities - Non Agency	2.2
Other Net Assets	1.8

Based on net assets as of March 31, 2022.

PORTFOLIO SUMMARY

Net Asset Value 3/31/22:	$9.98 Per Share
Net Asset Value 3/31/21:	$10.04 Per Share
Net Assets:	$135.2 Million
Average Maturity:	7.6 Years
Effective Duration:[3]	1.1 Years

[3]

Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATING (% of Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Information on this page is unaudited.

MARCH 31, 2022	13

SCHEDULE OF INVESTMENTS

March 31, 2022

Sit Quality Income Fund

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Asset-Backed Securities - 2.8%
Agency - 0.6%
FNMA Grantor Trust, Series 2004-T5, Class A11 [1]	468,566	0.77	5/28/35	458,902
Small Business Administration, Series 2006-20D, Class 1	99,670	5.64	4/1/26	102,300
Small Business Administration, Series 2007-20B, Class 1	83,349	5.49	2/1/27	85,262
Small Business Administration, Series 2007-20J, Class 1	159,901	5.57	10/1/27	165,130

				811,594

Non-Agency - 2.2%
ACE Securities Corp. Manufactured Housing Trust, Series 2003-MH1, Class M2 1, [4]	499,642	6.50	8/15/30	503,229
Bayview Opportunity Master Fund, Series 2017-SPL5, Class A 1, [4]	165,636	3.50	6/28/57	164,839
Centex Home Equity Loan Trust, Series 2004-A, Class AF4 [14]	102,684	5.01	8/25/32	100,055
Centex Home Equity Loan Trust, Series 2004-A, Class AF5 [14]	310,000	5.43	1/25/34	298,576
Home Equity Mortgage Loan Asset-Backed Trust, Series 2003-A, Class AV2, 1 Mo. Libor + 0.86% [1]	181,858	1.32	10/25/33	179,963
Mill City Mortgage Loan Trust, Series 2017-3, Class A1 1, [4]	102,358	2.75	1/25/61	102,620
OSCAR US Funding Trust IX, LLC, Series 2018-2A, Class A4 [4]	279,425	3.63	9/10/25	280,781
Towd Point Mortgage Trust, Series 2019-MH1, Class A2 1, [4]	800,000	3.00	11/25/58	785,097
Towd Point Mortgage Trust, Series 2020-MH1, Class A1A 1, [4]	578,497	2.18	2/25/60	559,804

				2,974,964

Total Asset-Backed Securities (cost: $3,881,566)				3,786,558

Collateralized Mortgage Obligations - 8.3%
Agency - 2.4%
FHLMC REMICS, Series 2528, Class KM	3,007	5.50	11/15/22	3,030
FHLMC REMICS, Series 3104, Class BY	50,959	5.50	1/15/26	52,788
FHLMC REMICS, Series 3806, Class JA	76,961	3.50	2/15/26	77,979
FHLMC REMICS, Series 4246, Class PT	283,937	6.50	2/15/36	314,723
FHLMC REMICS, Series 4759, Class NA	148,675	3.00	8/15/44	148,958
FHLMC Structured Pass-Through Certificates, Series T-60, Class 1A2	601,112	7.00	3/25/44	662,800
FNMA Grantor Trust, Series 2004-T1, Class 2A [1]	300,979	2.92	8/25/43	307,196
FNMA REMICS, Series 2009-13, Class NX	155	4.50	3/25/24	156
FNMA REMICS, Series 2009-71, Class MB	4,909	4.50	9/25/24	4,957
FNMA REMICS, Series 2013-74, Class AD	13,508	2.00	7/25/23	13,511
FNMA REMICS, Series 2017-97, Class DP	41,586	3.50	10/25/46	41,302
FNMA REMICS, Series 2018-1, Class TE	33,755	3.50	3/25/44	33,978
FNMA REMICS, Series 2018-25, Class AG	232,889	3.50	4/25/47	229,694
FRESB Mortgage Trust, Series 2018-SB45, Class A5H [1]	409,621	2.96	11/25/37	410,889
FRESB Mortgage Trust, Series 2018-SB46, Class A5H [1]	686,642	2.88	12/25/37	688,801
Seasoned Credit Risk Transfer Trust, Series 2019-4, Class M55D	298,620	4.00	2/25/59	304,486
Vendee Mortgage Trust, Series 1993-1, Class ZB	7,884	7.25	2/15/23	8,034

				3,303,282

Non-Agency - 5.9%
JP Morgan Mortgage Trust, Series 2021-1, Class A4 1, [4]	619,690	2.50	6/25/51	594,875
JP Morgan Mortgage Trust, Series 2021-12, Class A4 1, [4]	521,798	2.50	2/25/52	500,947
JP Morgan Mortgage Trust, Series 2021-13, Class A4 1, [4]	890,210	2.50	4/25/52	855,148
JP Morgan Mortgage Trust, Series 2021-6, Class A4 1, [4]	1,264,420	2.50	10/25/51	1,213,893
JP Morgan Mortgage Trust, Series 2021-7, Class A4 1, [4]	559,368	2.50	11/25/51	537,320
JP Morgan Mortgage Trust, Series 2022-1, Class A11 1, [4]	2,457,662	0.90	7/25/52	2,398,479
New Residential Mortgage Loan Trust, Series 2017-2A, Class A4 1, [4]	286,366	4.00	3/25/57	286,853
New Residential Mortgage Loan Trust, Series 2017-3A, Class A1 1, [4]	302,783	4.00	4/25/57	303,878
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, 1 Mo. Libor + 1.50% 1, [4]	104,125	1.96	6/25/57	104,978
New Residential Mortgage Loan Trust, Series 2018-1A, Class A1A 1, [4]	222,291	4.00	12/25/57	224,259
New Residential Mortgage Loan Trust, Series 2018-4A, Class A1S, 1 Mo. Libor + 0.75% 1, [4]	307,464	1.21	1/25/48	305,466
Sequoia Mortgage Trust, Series 2020-4, Class A5 1, [4]	317,426	2.50	11/25/50	312,750

See accompanying notes to financial statements.

14	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Wells Fargo Mortgaged Backed Securities Trust, Series 2020-5, Class A3 1, [4]	276,761	2.50	9/25/50	264,900

				7,903,746

Total Collateralized Mortgage Obligations (cost: $11,607,777)				11,207,028

Corporate Bonds - 25.8%
American Equity Investment Life Holding Co.	950,000	5.00	6/15/27	992,576
Bank OZK (Subordinated) [1]	1,000,000	2.75	10/1/31	971,900
BGC Partners, Inc.	900,000	4.38	12/15/25	907,170
British Airways 2020-1 Class B Pass Through Trust [4]	365,380	8.38	11/15/28	403,743
Brown & Brown, Inc.	350,000	4.20	9/15/24	357,196
Cabot Corp.	850,000	3.40	9/15/26	847,402
Cadence Bank (Subordinated), 3 Mo. Libor + 3.03% [1]	1,200,000	4.75	6/30/29	1,224,764
Cadence Design Systems, Inc.	500,000	4.38	10/15/24	513,131
Canadian Natural Resources, Ltd.	1,000,000	3.85	6/1/27	1,012,593
CenterState Bank Corp. (Subordinated) [1]	650,000	5.75	6/1/30	685,454
CVS Pass-Through Trust Series 2009 [4]	888,352	8.35	7/10/31	1,066,390
Delta Air Lines 2015-1 Class AA Pass Through Trust	358,603	3.63	7/30/27	355,370
Duke Energy Florida Project Finance, LLC	1,185,000	2.54	9/1/29	1,158,781
El Paso Natural Gas Co., LLC	500,000	7.50	11/15/26	584,961
Equinor ASA	224,000	7.15	11/15/25	254,718
F&G Global Funding [4]	600,000	0.90	9/20/24	566,121
First Midwest Bancorp, Inc. (Subordinated)	1,000,000	5.88	9/29/26	1,081,540
First-Citizens Bank & Trust Co. (Subordinated) [1]	1,250,000	4.13	11/13/29	1,253,966
Hyundai Capital America [4]	895,000	2.38	10/15/27	820,763
Jackson National Life Insurance Co. (Subordinated) [4]	1,000,000	8.15	3/15/27	1,200,325
JetBlue 2019-1 Class B Pass Through Trust	833,016	8.00	11/15/27	899,422
JPMorgan Chase & Co. [1]	600,000	0.77	6/1/25	594,069
JPMorgan Chase & Co., 3 Mo. Libor + 0.80% [1]	900,000	1.17	5/10/23	901,572
Metropolitan Life Insurance Co. (Subordinated) [4]	750,000	7.80	11/1/25	861,036
Minnesota Life Insurance Co. (Subordinated) [4]	925,000	8.25	9/15/25	1,057,592
Nationwide Mutual Insurance Co. (Subordinated), 3 Mo. Libor + 2.29% 1, [4]	1,300,000	3.12	12/15/24	1,300,882
Old Republic International Corp.	1,338,000	4.88	10/1/24	1,382,657
Orange & Rockland Utilities, Inc.	700,000	6.50	12/1/27	802,717
PennantPark Investment Corp.	1,000,000	4.00	11/1/26	950,354
PPL Electric Utilities Corp., 3 Mo. Libor + 0.25% [1]	333,000	1.22	9/28/23	331,377
Reliant Bancorp, Inc. (Subordinated) [1]	1,250,000	5.13	12/15/29	1,279,927
RenaissanceRe Finance, Inc.	725,000	3.45	7/1/27	728,238
TIAA FSB Holdings, Inc. (Subordinated)	1,080,000	5.75	7/2/25	1,120,395
Tosco Corp.	500,000	7.80	1/1/27	590,014
Toyota Motor Credit Corp. [1]	1,791,000	0.56	9/13/24	1,775,666
Tyco Intl. Finance	1,000,000	3.90	2/14/26	994,139
United Airlines 2014-1 Class A Pass Through Trust	899,515	4.00	4/11/26	903,561
United Financial Bancorp, Inc. (Subordinated)	300,000	5.75	10/1/24	313,370
VeriSign, Inc.	550,000	4.75	7/15/27	561,910
West Loop BC (Subordinated), 3 Mo. Libor + 1.87 [1]	1,300,000	4.00	12/1/27	1,315,513

Total Corporate Bonds (cost: $36,195,662)				34,923,275

Mortgage Pass-Through Securities - 14.6%
Federal Home Loan Mortgage Corporation - 3.8%
Freddie Mac	351,207	2.00	11/1/31	342,468
Freddie Mac	449,418	2.00	8/1/32	438,618
Freddie Mac	57,454	3.00	9/1/27	58,098
Freddie Mac	620,962	3.00	1/1/35	630,460
Freddie Mac	1,549,811	3.00	1/1/36	1,554,930
Freddie Mac	11,411	3.50	7/1/26	11,674
Freddie Mac	844,870	3.50	8/1/31	875,932

See accompanying notes to financial statements.

MARCH 31, 2022	15

SCHEDULE OF INVESTMENTS

March 31, 2022

Sit Quality Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Freddie Mac	307,246	3.50	9/1/32	315,751
Freddie Mac	74,462	4.00	7/1/26	76,831
Freddie Mac	77,179	4.00	1/1/27	79,696
Freddie Mac	2,608	4.50	7/1/26	2,677
Freddie Mac	347,125	4.50	10/1/34	361,185
Freddie Mac	5,004	5.00	10/1/25	5,268
Freddie Mac	303,396	5.00	5/1/28	319,303

				5,072,891

Federal National Mortgage Association - 9.3%
Fannie Mae	1,208,465	2.35	5/1/23	1,210,460
Fannie Mae	1,642,873	2.50	6/1/31	1,627,505
Fannie Mae	543,300	2.50	2/1/35	537,884
Fannie Mae	87,015	3.00	8/1/28	87,807
Fannie Mae	517,622	3.00	9/1/32	516,168
Fannie Mae	549,884	3.00	4/1/40	550,678
Fannie Mae	1,363,230	3.00	6/1/40	1,376,651
Fannie Mae	187,036	3.50	1/1/26	191,130
Fannie Mae	561,075	3.50	2/1/32	568,592
Fannie Mae	1,332,765	3.50	8/1/33	1,371,976
Fannie Mae	482,498	3.50	5/1/35	488,912
Fannie Mae	4,234	4.00	9/1/24	4,353
Fannie Mae	40,624	4.00	6/1/25	41,828
Fannie Mae	9,849	4.00	10/1/31	10,213
Fannie Mae	603,945	4.00	10/1/34	622,649
Fannie Mae	2,088,584	4.00	1/1/39	2,207,823
Fannie Mae	27,985	4.50	4/1/25	28,774
Fannie Mae	501,045	5.50	8/1/40	562,940
Fannie Mae	627,080	5.50	2/1/42	688,505

				12,694,848

Government National Mortgage Association - 0.4%
Ginnie Mae, US Treasury + 1.50% [1]	20,857	1.88	4/20/33	21,492
Ginnie Mae, US Treasury + 1.50% [1]	5,291	1.88	4/20/42	5,463
Ginnie Mae	1,646	5.00	12/20/23	1,681
Ginnie Mae	1,979	5.00	9/15/24	1,990
Ginnie Mae	13,939	5.00	6/20/26	14,360
Ginnie Mae	445,482	6.00	7/20/37	494,473

				539,459

Other Federal Agency Securities - 1.1%
Small Business Administration Pools, PRIME - 2.50% [1]	378,227	0.75	5/25/43	384,551
Small Business Administration Pools, PRIME + 0.81% [1]	728,735	4.06	2/25/28	764,362
Small Business Administration Pools, PRIME + 0.82% [1]	230,779	4.07	3/25/30	245,263

				1,394,176

Total Mortgage Pass-Through Securities (cost: $20,401,029)				19,701,374

Taxable Municipal Bonds - 13.8%
Borough of Naugatuck CT G.O.	190,000	1.40	9/15/27	177,053
California Municipal Finance Authority	725,000	2.19	11/15/26	701,959
Charleston County School District	800,000	1.05	9/15/26	759,960
Chino, CA Public Financing Authority	215,000	1.70	9/1/26	200,874
City & County Honolulu HI Wastewater System	1,000,000	3.20	7/1/26	1,008,890
City of Cleveland OH	125,000	1.28	10/1/26	115,015
City of Encinitas CA	500,000	1.45	9/1/27	461,895
Colorado Housing & Finance Authority	5,000	4.00	11/1/31	5,076
Columbus Metropolitan Housing Authority	1,000,000	1.25	11/1/24	957,240
County of Cook IL	1,200,000	5.79	11/15/29	1,307,268
County of Yamhill OR	455,000	4.50	10/1/30	468,900

See accompanying notes to financial statements.

16	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Duluth Independent School District No. 709	250,000	2.00	2/1/24	246,043
Florida Capital Projects Finance Authority	800,000	4.00	10/1/24	774,448
Illinois Finance Authority	500,000	3.25	5/15/27	484,225
Jersey City, NJ G.O.	335,000	1.13	9/1/26	306,344
Kansas City Industrial Development Authority	500,000	1.75	3/1/26	471,845
Kentucky Higher Education Student Loan Corp.	1,000,000	2.52	6/1/35	937,230
Massachusetts Educational Financing Authority	140,000	4.00	1/1/32	142,478
Massachusetts Educational Financing Authority	275,000	4.41	7/1/34	283,462
Massachusetts Educational Financing Authority	1,000,000	2.64	7/1/37	927,030
Michigan State Housing Development Authority	500,000	2.90	6/1/52	448,165
Michigan Strategic Fund [9]	1,100,000	1.91	10/15/23	1,089,011
New Hampshire Housing Finance Authority	90,000	4.00	7/1/35	91,094
New Mexico Educational Assistance Foundation	1,000,000	2.11	9/1/51	965,110
New York Liberty Development Corp. [9]	450,000	1.41	11/15/26	417,861
New York State Housing Finance Agency	1,000,000	3.25	5/1/27	994,590
North Dakota Housing Finance Agency	565,000	2.86	7/1/24	564,629
Oregon School Boards Association	1,000,000	5.53	6/30/28	1,074,230
Redondo Beach Community Financing Authority [9]	750,000	1.60	5/1/27	688,988
St. Charles Parish School District No. 1	250,000	2.00	3/1/27	239,470
Tennessee Housing Development Agency	25,000	3.50	7/1/31	25,240
Warm Springs Reservation Confederated Tribe [4]	760,000	2.02	11/1/25	723,695
Wisconsin Housing & Economic Development Authority [8]	410,000	3.50	3/1/46	415,920
Zachary Community School District No. 1	285,000	2.00	3/1/27	274,389

Total Taxable Municipal Bonds (cost: $19,546,545)				18,749,627

U.S. Treasury / Federal Agency Securities - 32.9%
Federal Agency Issues - 1.9%
Federal Agricultural Mortgage Corp., 3 Mo. Libor + 0.37% [1]	250,000	1.01	3/9/23	250,823
Pershing Road Development Co., LLC, 3 Mo. Libor + 0.40% 1, [4]	1,666,296	0.92	9/1/26	1,607,991
U.S. Department of Housing and Urban Development	690,000	4.28	8/1/27	695,197
				2,554,011
U.S. Treasury - 31.0%
U.S. Treasury Bill [6]	3,400,000	0.06	4/12/22	3,399,849
U.S. Treasury Floating Rate Notes, 3 Mo. U.S. Treasury + 0.06% [1]	1,300,000	0.15	10/31/22	1,301,221
U.S. Treasury Floating Rate Notes, 3 Mo. U.S. Treasury + 0.02% [1]	2,150,000	0.59	1/31/24	2,152,259
U.S. Treasury Inflation Indexed Bonds	11,560,600	0.13	4/15/22	11,604,855
U.S. Treasury Inflation Indexed Bonds	3,178,708	0.13	7/15/22	3,265,378
U.S. Treasury Inflation Indexed Bonds	12,277,742	0.13	1/15/23	12,711,780
U.S. Treasury Inflation Indexed Bonds	925,983	0.13	10/15/26	974,471
U.S. Treasury Inflation Indexed Bonds	2,295,409	0.38	7/15/23	2,410,718
U.S. Treasury Inflation Indexed Bonds	1,393,425	0.50	4/15/24	1,465,518
U.S. Treasury Inflation Indexed Bonds	2,530,353	0.63	1/15/24	2,663,444

				41,949,493

Total U.S. Treasury / Federal Agency Securities (cost: $44,284,615)				44,503,504

See accompanying notes to financial statements.

MARCH 31, 2022	17

SCHEDULE OF INVESTMENTS

March 31, 2022

Sit Quality Income Fund (Continued)

Name of Issuer	Quantity	Fair Value ($)
Short-Term Securities - 3.2%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.12% (cost: $4,305,081)	4,305,081	4,305,081

Total Investments in Securities - 101.4% (cost: $140,222,275)		137,176,447

Other Assets and Liabilities, net - (1.4)%		(1,930,901)

Net Assets - 100.0%		$135,245,546

[1]

Variable rate security. Rate disclosed is as of March 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[4]

144A Restricted Security. The total value of such securities as of March 31, 2022 was $19,908,654 and represented 14.7% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying.
[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2022, 0.3% of net assets in the Fund was invested in such securities.

[9]

Municipal Lease Security. The total value of such securities as of March 31, 2022 was $2,195,860 and represented 1.6% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[14]	Step Coupon: A bond that pays a coupon rate that increases on a specified date(s). Rate disclosed is as of March 31, 2022.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

Short futures contracts outstanding as of March 31, 2022 were as follows:

Type	Contracts	Expiration Date	Notional Amount ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Short Futures: [10]
U.S. Treasury 2-Year	106	June 2022	(22,463,719)	253,399
U.S. Treasury 5-Year	206	June 2022	(23,625,625)	508,072

				761,471

[10]	The amount of $600,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of March 31, 2022.

See accompanying notes to financial statements.

18	SIT MUTUAL FUNDS ANNUAL REPORT

A summary of the levels for the Fund’s investments as of March 31, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Asset-Backed Securities	—	3,786,558	—	3,786,558
Collateralized Mortgage Obligations	—	11,207,028	—	11,207,028
Corporate Bonds	—	34,923,275	—	34,923,275
Mortgage Pass-Through Securities	—	19,701,374	—	19,701,374
Taxable Municipal Bonds	—	18,749,627	—	18,749,627
U.S. Treasury / Federal Agency Securities	—	44,503,504	—	44,503,504
Short-Term Securities	4,305,081	—	—	4,305,081
Futures	761,471	—	—	761,471

Total:	5,066,552	132,871,366	—	137,937,918

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

MARCH 31, 2022	19

Sit Tax-Free Income Fund - Class S and Class Y

OBJECTIVE & STRATEGY

The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities. Such municipal securities generate interest income that is exempt from both federal regular income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

Fund Performance

The Sit Tax-Free Income Fund (Class S) provided a return of -4.62% during the 12-month period ended March 31, 2022, versus a return of -4.48% for its benchmark, the Bloomberg 5-year Municipal Bond Index, for the same period. As of March 31, 2022, the Fund’s 30-day SEC yield was 2.61%, compared to the yield of 2.25% for the benchmark index. The Fund’s 12-month distribution rate was 2.69%.

Factors that Influenced the Fund’s Performance

The tax-exempt yield curve shifted much higher and flattened during the period, with short yields rising most. Yields for short maturities rose approximately 145-160 basis points during the period, most of which took place in 2022. Meanwhile, yields for intermediate and long maturities rose by approximately 100 basis points and 80 basis points, respectively, during the period, also moving up aggressively in 2022. Net positive inflows for tax-exempt funds exceeded $48 billion for the period as tax-exempt fund flows provided strong support for the municipal market throughout 2021, before abruptly turning negative in early 2022. Municipal issuance for the period was about $460 billion, which trailed the prior year by about 9%, and became challenging for the market to absorb once fund flows turned negative. Credit spreads for tax-exempt bonds tightened in 2021 for A-rated and BBB-rated credits before reversing course in 2022 and widening to push municipal bond prices lower.

The Fund’s performance for the period was dampened in part because of a larger weighting of long duration bonds relative to the Fund’s benchmark, as longer duration bonds underperformed shorter duration bonds. However, the Fund’s hedge in U.S. Treasury futures partially offset this deficit as Treasury yields rose significantly, especially on the short end, after the hedge was reinstated in late April 2021. Further, the Fund’s significant weighting in single-family mortgage revenue bonds significantly lagged the Fund’s benchmark largely due to low coupon structures. In terms of credit quality, BBB-rated bonds were the best performing part of the index during the period and AAA-rated bonds the worst. Along the same lines, the Fund’s significant allocation to non-rated bonds, which performed relatively better with generally higher coupons, contributed positively to Fund performance during the period. The Fund also benefited from holdings in education/student loan revenue bonds and other revenue bonds.

Outlook and Positioning

The Fund’s core strategy continues to emphasize current income as the primary driver of returns over the long run. Given the increase in short

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Bloomberg 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Bloomberg 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

rates, we can now purchase shorter duration tax-exempt bonds at acceptable yields, and such bonds seem likely to become increasingly attractive. We are also buying bonds with expected average lives that are meaningfully shorter than their stated maturities at attractive average life yields. Housing-related sectors continue to remain a meaningful percentage of the Fund because of strong underlying fundamentals, totaling more than 45% of Fund assets as of the end of the period. Further, over 25% of the Fund remains invested in non-rated bonds, which provide an attractive income advantage. We plan to increase the Fund’s allocation to higher coupon bonds and focus deeply on credit analysis to differentiate opportunities as they arise. The Fund remains diversified on a geographic and issuer basis to mitigate credit and liquidity risk, and we believe the Fund is well-positioned to achieve attractive risk-adjusted returns going forward.

Paul J. Jungquist, CFA

Senior Portfolio Manager

Information on this page is unaudited.

20	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2022

	Sit Tax-Free Income Fund
	Class S	Class Y	Bloomberg 5-Year Muni Bond Index[1]	Lipper General Muni Bond Fund Index[2]
One Year	-4.62%	n/a	-4.48%	-4.08%
Five Year	2.61	n/a	1.51	2.78
Ten Year	3.53	n/a	1.78	3.21
Since Inception-Class S (9/29/88)	4.82	n/a	4.55	5.17
Since Inception-Class Y (6/1/21)	n/a	-6.06	-4.92	-6.89

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

[1]

The Bloomberg 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, unmanaged rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

[2]	The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Multifamily Mortgage	27.8%
Single Family Mortgage	19.3
Other Revenue Bonds	14.3
Education/Student Loan	9.0
Insured	5.4
Sectors less than 5%	20.2
Cash & Other Net Assets	4.0

Based on net assets as of March 31, 2022.

PORTFOLIO SUMMARY

Class S:
Net Asset Value 3/31/22:	$9.20 Per Share
Net Asset Value 3/31/21:	$9.91 Per Share
Net Assets:	$185.2 Million

Class Y:
Net Asset Value 3/31/22:	$9.20 Per Share
Net Asset Value 6/1/21:[3]	$10.04 Per Share
Net Assets:	$169.3 Million

Average Maturity:	20.4 Years
Effective Duration:[4]	5.3 Years

[3]	The inception date of Class Y Shares was June 1, 2021.
[4]

Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities

AA	0.2%
A	0.1
BBB	1.5
BB	21.2
<BB	2.6

Total	25.6%

Information on this page is unaudited.

MARCH 31, 2022	21

SCHEDULE OF INVESTMENTS

March 31, 2022

Sit Tax-Free Income Fund

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Municipal Bonds - 91.2%
Alabama - 0.3%
Clio Water & Sewer Rev. (AGM Insured)	340,000	3.10	1/1/33	340,581
Mobile Co. Limited Obligation Warrants Rev. (Gomesa Proj.) [4]	500,000	4.00	11/1/45	453,740
Stadium Trace Village Improvement District Rev.	485,000	3.63	3/1/36	424,487

				1,218,808

Alaska - 0.3%
AK Hsg. Finance Corp. Rev. (State Capital Proj.)	355,000	4.00	6/1/36	370,421
AK Industrial Dev. & Export Auth. Rev. (Boys & Girls Home) 2, [5,15]	250,000	5.50	N/A	10,313
AK Industrial Dev. & Export Auth. Rev. (GTR Fairbanks Community Hospital Foundation)	250,000	5.00	4/1/33	256,957
AK Industrial Dev. & Export Auth. Rev. (Tanana Chiefs Conference Proj.)	300,000	4.00	10/1/49	314,154

				951,845

Arizona - 2.3%
AZ Health Facs. Auth. Rev. (Scottsdale Lincoln Hospital Proj.) [1]	250,000	4.00	12/1/39	250,052
AZ Industrial Dev. Auth. Rev. (Legacy Cares, Inc. Proj.) [4]	750,000	6.75	7/1/30	825,322
AZ Industrial Dev. Auth. Rev. (Legacy Cares, Inc. Proj.) [4]	100,000	5.50	7/1/31	102,385
AZ Industrial Dev. Auth. Rev. (Legacy Cares, Inc. Proj.) [4]	750,000	7.75	7/1/50	849,038
AZ Industrial Dev. Auth. Rev. (Legacy Cares, Inc. Proj.) [4]	200,000	6.00	7/1/51	207,338
AZ Industrial Dev. Auth. Rev. (Social Bond Equitable School Revolving Fund)	500,000	4.00	11/1/45	518,130
Glendale Industrial Dev. & Auth. Rev. (Beatitudes Campus Proj.)	300,000	5.00	11/15/36	304,971
La Paz Co. Industrial Dev. Auth. (Charter School Solutions Harmony Public Proj.)	750,000	5.00	2/15/48	805,253
Maricopa Co. Industrial Dev. Auth. Rev. (Legacy Traditional School Proj.)	500,000	4.00	7/1/50	515,765
Maricopa Co. Industrial Dev. Auth. Rev. (Paradise School Proj.)	1,000,000	4.00	7/1/54	1,042,910
Phoenix City Industrial Dev. Auth. Rev. (Northwest Christian School Proj.) [4]	600,000	5.00	9/1/45	612,354
Phoenix City Industrial Dev. Auth. Rev. (Vista College Preparatory Proj.)	400,000	4.13	7/1/38	414,260
Pima Co. Industrial Dev. Auth. Education Rev. (American Leadership Academy Proj.) [4]	1,000,000	5.38	6/15/35	1,044,180
Quechan Indian Tribe of Fort Yuma Rev. (Tribal Economic Dev.)	275,000	9.75	5/1/25	279,719
Tempe Industrial Dev. Auth. Rev. (Mirabella at ASU Proj.) [4]	430,000	4.70	10/1/24	430,009

				8,201,686

Arkansas - 0.6%
Mountain Home City Sales & Use Tax Rev.	495,000	2.00	9/1/38	402,475
Rogers City Rev.	1,000,000	3.88	11/1/39	1,058,110
Springdale City Sales & Use Tax Rev. Ref. (BAM Insured)	500,000	3.60	4/1/41	506,760

				1,967,345

California - 4.2%
CA Health Facs. Financing Auth. Rev. (On Lok Senior Health Services)	500,000	5.00	8/1/50	558,615
CA Municipal Finance Auth. Rev. (Caritas Proj.)	250,000	4.00	8/15/56	215,822
CA Public Finance Auth. Rev. (Enso Village Proj.) [4]	350,000	3.13	5/15/29	337,715
CA Public Finance Auth. Rev. (Green Bond-Enso Village Proj.) [4]	500,000	5.00	11/15/46	521,295
CA Public Finance Auth. Rev. (Green Bond-Enso Village Proj.) [4]	250,000	5.00	11/15/56	258,473
CA School Facs. Finance Auth. Rev. (Azusa Unified School District) (AGM Insured) [6]	500,000	6.00	8/1/29	579,320
Carlsbad Unified School District G.O. Capital Appreciation [6]	400,000	6.13	8/1/31	508,308
Colton Joint Unified School District G.O. (AGM Insured) [6]	1,000,000	5.80	8/1/35	1,157,720
Encinitas Union School District G.O. Capital Appreciation [6]	500,000	7.00	8/1/35	663,170
Hartnell Community College G.O. [6]	500,000	7.00	8/1/34	595,755
Healdsburg Unified School District G.O. [6]	1,250,000	5.00	8/1/37	1,331,700

See accompanying notes to financial statements.

22	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Imperial Community College District G.O. Capital Appreciation (AGM Insured) [6]	250,000	6.75	8/1/40	287,055
Los Alamitos Unified School District Capital Appreciation C.O.P. [6]	1,100,000	6.00	8/1/34	1,184,689
Martinez Unified School District G.O. [6]	250,000	6.13	8/1/35	273,815
Orange Co. Community Facs. District No. 2017-1 Special Assessment (Village of Esencia)	500,000	4.00	8/15/45	507,935
Redondo Beach School District G.O. [6]	600,000	6.38	8/1/34	708,240
Reef-Sunset Unified School District (BAM Insured) [6]	750,000	4.85	8/1/38	811,260
Ripon Unified School District G.O. (BAM Insured) [6]	80,000	4.50	8/1/30	82,828
Sacramento Co. Water Financing Auth. Rev. (NATL-RE FGIC Insured) [1]	500,000	0.92	6/1/39	468,330
San Jose Financing Auth. Rev. (Civic Center Garage Proj.) [9]	400,000	5.00	6/1/39	416,548
South Tahoe Joint Powers Financing Auth. Tax Allocation Ref. (South Tahoe Redev. Proj.) (AGM Insured)	500,000	5.00	10/1/30	532,925
Sulphur Springs Union School Dist. C.O.P. (AGM Insured) [6]	205,000	6.50	12/1/37	236,822
Sulphur Springs Union School Dist. C.O.P. (AGM Insured) [6]	245,000	6.50	12/1/37	280,515
Tracy Joint Unified School District G.O. Capital Appreciation [6]	600,000	7.00	8/1/41	613,188
Upland Unified School District G.O. Capital Appreciation [6]	1,000,000	7.00	8/1/41	1,157,950
Val Verde Unified School District G.O. Capital Appreciation (AGM Insured) [6]	500,000	6.00	8/1/34	622,305

				14,912,298

Colorado - 5.1%
Baseline Metropolitan District No. 1 G.O.	280,000	5.00	12/1/51	276,990
Brighton Crossing Metropolitan District No. 6 G.O.	515,000	5.00	12/1/40	531,732
Buffalo Highlands Metropolitan District G.O.	350,000	5.25	12/1/38	359,618
Chambers Highpoint Metropolitan District No. 2 G.O.	515,000	5.00	12/1/41	503,927
CO Educational & Cultural Facs. Auth. Rev. (CO Springs Charter Academy Proj.)	250,000	5.60	7/1/34	250,575
CO Educational & Cultural Facs. Auth. Rev. (STEM School Proj.)	350,000	4.00	10/1/61	336,714
CO Health Facs. Auth. Rev. (Aberdeen Ridge)	400,000	3.50	5/15/30	378,260
CO Health Facs. Auth. Rev. (Aberdeen Ridge)	415,000	5.00	5/15/44	400,442
CO Health Facs. Auth. Rev. (Aberdeen Ridge)	850,000	5.00	5/15/58	787,312
CO Health Facs. Auth. Rev. (Covenant Living Community)	500,000	4.00	12/1/50	529,540
CO Health Facs. Auth. Rev. (Covenant Retirement Community)	650,000	5.00	12/1/48	712,504
Colliers Hill Metro District No. 2 G.O.	600,000	6.00	12/15/47	572,730
Copperleaf Metro District No. 4 G.O.	750,000	5.00	12/1/49	764,160
Crystal Crossing Metro District G.O.	500,000	5.25	12/1/40	513,285
Denver City & County Housing Auth. Rev. (Sustainability Bonds - Thrive Proj.)	500,000	2.05	2/1/39	428,265
DIATC Metropolitan District G.O. [4]	500,000	5.00	12/1/49	509,455
Green Valley Ranch East Metropolitan District No. 6 G.O.	1,000,000	5.88	12/1/50	1,031,680
Haskins Station Metropolitan District G.O.	500,000	5.00	12/1/49	505,850
Hunters Overlook Metropolitan District No. 5 G.O.	500,000	5.00	12/1/49	518,660
Johnstown Village Metropolitan District No. 2. G.O.	500,000	5.00	12/1/50	502,560
Lambertson Farms Metro District No. 1 G.O.	500,000	5.00	12/15/25	457,485
Legato Community Auth. Rev.	500,000	5.00	12/1/51	494,475
Mirabelle Metropolitan District. No. 2 G.O.	500,000	5.00	12/1/49	501,755
Peak Metropolitan District No. 1 G.O. [4]	500,000	5.00	12/1/41	511,700
Peak Metropolitan District No. 1 G.O. [4]	500,000	5.00	12/1/51	502,005
Raindance Metropolitan District No. 2 G.O.	330,000	5.00	12/1/39	337,247
Reunion Metropolitan District Rev.	600,000	3.63	12/1/44	490,026
St. Vrain Lakes Metropolitan District No. 2 G.O.	500,000	5.00	12/1/37	518,200
STC Metropolitan District No. 2 G.O.	500,000	5.00	12/1/49	511,330

See accompanying notes to financial statements.

MARCH 31, 2022	23

SCHEDULE OF INVESTMENTS

March 31, 2022

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Thompson Crossing Metropolitan District No. 4 G.O.	500,000	5.00	12/1/49	509,215
Transport Metropolitan District No. 3 G.O.	750,000	5.00	12/1/51	770,213
Tree Farm Metropolitan District G.O. [4]	500,000	4.50	12/1/41	457,195
Vauxmont Metropolitan District G.O. (AGM Insured)	475,000	3.25	12/15/50	463,505
Wild Plum Metropolitan District G.O.	595,000	5.00	12/1/49	611,928
Windler Public Improvement Auth. Rev.	500,000	4.00	12/1/41	435,570

				17,986,108

Connecticut - 1.0%
CT Health & Educational Facs. Auth. Rev. [4]	250,000	3.25	1/1/27	250,392
CT Health & Educational Facs. Auth. Rev. [4]	250,000	5.00	1/1/55	261,390
CT Hsg. Finance Auth. Rev.	100,000	3.88	11/15/35	100,604
CT Hsg. Finance Auth. Rev. [9]	505,000	4.25	6/15/43	535,926
CT Hsg. Finance Auth. Rev.	1,000,000	3.85	5/15/45	1,001,850
CT Hsg. Finance Auth. Rev.	865,000	2.55	6/15/46	715,061
CT Hsg. Finance Auth. Rev. [9]	455,000	4.30	6/15/48	479,916
Steel Point Infrastructure Improvement District Rev. (Steelpointe Harbor Proj.) [4]	350,000	4.00	4/1/51	322,875

				3,668,014

District of Columbia - 0.7%
District of Columbia Hsg. Finance Agency Rev. (FHA Insured)	1,500,000	2.50	3/1/42	1,266,525
District of Columbia Hsg. Finance Agency Rev. (Multi-Family Dev. Program)	600,000	4.05	9/1/43	626,208
District of Columbia Rev. (Ingleside Rock Creek Proj.)	500,000	5.00	7/1/37	514,105

				2,406,838

Florida - 12.8%
Alachua Co. Health Facs. Auth. Rev. (Oak Hammock University)	385,000	8.00	10/1/32	404,939
Artisan Lakes East Community Dev. District Special Assessment	450,000	4.00	5/1/51	435,029
Ave Maria Stewardship Community District Special Assessment. (AGM Insured)	295,000	3.00	5/1/38	291,516
Blackburn Creek Community Dev. District Special Assessment (Grand Palm Proj.)	200,000	6.25	5/1/35	215,244
Capital Trust Agency Rev. (Academir Charter Schools, Inc. Proj.) [4]	250,000	4.00	7/1/51	235,585
Capital Trust Agency Rev. (Academir Charter Schools, Inc. Proj.) [4]	250,000	4.00	7/1/56	230,305
Capital Trust Agency Rev. (Imagine School at North Manate, Inc. Proj.) [4]	230,000	5.00	6/1/41	238,016
Capital Trust Agency Rev. (Imagine School at North Manate, Inc. Proj.) [4]	325,000	5.00	6/1/41	336,326
Capital Trust Agency Rev. (Lutz Preparatory School, Inc. Proj.)	300,000	4.00	6/1/41	310,638
Capital Trust Agency Rev. (River City Educational Services, Inc. Proj.)	500,000	5.38	2/1/35	525,280
Capital Trust Agency Rev. (River City Educational Services, Inc. Proj.)	300,000	5.63	2/1/45	315,780
Capital Trust Agency Rev. (Tallahassee Tapestry) 2, [4,5]	550,000	6.75	12/1/35	170,500
Capital Trust Agency Rev. (Tapestry Walden Senior Hsg. Proj.) 2, [4,5]	250,000	6.75	7/1/37	75,000
Capital Trust Agency Rev. (Tuscan Gardens Senior Living Center) 2, [5]	250,000	7.00	4/1/35	155,000
Celebration Pointe Community Dev. District Special Assessment Rev. [4]	240,000	5.00	5/1/32	254,117
CFM Community Dev. District Special Assessment	500,000	4.00	5/1/51	480,040
Cobblestone Community Dev. District Special Assessment [4]	630,000	4.20	5/1/42	624,072
Collier Co. Industrial Dev. Auth. Rev. (Arlington of Naples Proj.) 2, [4,5]	250,000	7.25	5/15/26	170,000
Collier Co. Industrial Dev. Auth. Rev. (Arlington of Naples Proj.) 2, [4,5]	750,000	8.13	5/15/44	510,000
County of Hillsborough Utility Rev.	1,000,000	2.50	8/1/51	786,390
Durbin Crossing Community Dev. District Special Assessment (AGM Insured)	510,000	5.00	5/1/32	574,826
Entrada Community Dev. District Special Assessment Rev. [4]	400,000	4.00	5/1/52	387,920
Escambia Co. Housing Finance Auth. Rev. (Multi-County Program)	495,000	3.75	10/1/49	503,361

See accompanying notes to financial statements.

24	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
FL Dev. Finance Corp. Rev. (Discovery High School Proj.) [4]	500,000	5.00	6/1/40	512,355
FL Dev. Finance Corp. Rev. (Green Bond-Brightline Proj.) [4]	650,000	7.38	1/1/49	685,399
FL Dev. Finance Corp. Rev. (Jensen Dunes Proj.) [4]	500,000	5.00	11/15/30	476,075
FL Dev. Finance Corp. Rev. (Mayflower Retirement Community) [4]	330,000	2.38	6/1/27	311,860
FL Dev. Finance Corp. Rev. (The Glenride on Palmer Ranch Proj.)	650,000	5.00	6/1/51	680,095
FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	430,000	4.20	1/1/45	440,161
FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	310,000	3.30	7/1/49	309,932
FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	830,000	2.75	7/1/50	707,857
FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	1,465,000	2.30	1/1/52	1,158,405
FRERC Community Dev. District Special Assessment	1,000,000	5.38	11/1/40	1,016,760
Gramercy Farms Community Dev. District Special Assessment [6]	330,000	3.20	5/1/39	171,600
Grande Pines Community Dev. District Special Assessment	635,000	4.00	5/1/51	595,522
Harbor Bay Community Dev. District Special Assessment	295,000	4.10	5/1/48	295,493
Heritage Harbour North Community Dev. District Special Assessment	200,000	5.00	5/1/34	217,262
Hollywood Beach Community Dev. District Special Assessment (Public Parking Facilities Proj.)	500,000	4.00	10/1/45	523,980
Hyde Park Community Dev. District No. 1 Special Assessment	500,000	4.00	5/1/52	472,385
Lake Co. Retirement Project. Rev. (Lakeside at Waterman Village Proj.)	500,000	5.75	8/15/50	519,110
Lakes of Sarasota Community Dev. District Special Assessment	300,000	3.88	5/1/31	279,678
Lakes of Sarasota Community Dev. District Special Assessment	500,000	4.13	5/1/31	475,205
Lakes of Sarasota Community Dev. District Special Assessment	265,000	4.10	5/1/51	244,645
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev.	100,000	4.25	5/1/25	101,795
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Azario Proj.)	520,000	3.75	5/1/40	499,335
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Azario Proj.)	580,000	4.00	5/1/40	581,137
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Country Club East Proj.)	100,000	6.70	5/1/33	102,713
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood National)	300,000	5.25	5/1/37	319,041
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood Ranch)	400,000	5.00	5/1/36	417,836
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood Ranch)	430,000	3.00	5/1/41	374,564
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lorraine Lakes Proj.) [4]	500,000	3.63	5/1/40	474,165
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (NE Sector Proj.)	300,000	5.00	5/1/38	315,414
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (NE Sector Proj.)	550,000	5.30	5/1/39	591,904
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (NE Sector Proj.) [4]	485,000	3.75	5/1/40	467,671
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Sweetwater Proj.)	490,000	3.10	5/1/41	419,244
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Webb Proj.) [4]	320,000	5.00	5/1/37	337,411
Lakewood Ranch Stewardship District Special Assessment (Lake Club Phase 4 Proj.)	375,000	4.50	5/1/49	382,822
Laurel Road Community Dev. District Special Assessment	700,000	3.13	5/1/31	646,933
Live Oak No. 2 Community Dev. District Special Assessment	400,000	4.00	5/1/35	415,628
LT Ranch Community Dev. District Special Assessment	500,000	4.00	5/1/40	496,090
Marshall Creek Community Dev. District Cap. Improvement Special Assessment Rev.	250,000	5.00	5/1/32	255,942
Meadow View at Twin Creeks Community Dev. District Special Assessment	225,000	3.75	5/1/52	196,979
Meadow View at Twin Creeks Community Dev. District Special Assessment	245,000	4.00	5/1/52	235,857
New River Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5,15]	230,000	5.00	N/A	2
North River Ranch Community Dev. District Cap. Improvement Special Assessment Rev.	550,000	4.20	5/1/35	538,059
Northern Palm Beach Co. Improvement District Special Assessment	500,000	5.00	8/1/29	521,845
Northern Palm Beach Co. Improvement District Special Assessment	250,000	5.00	8/1/37	270,588
Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	550,000	5.00	8/1/34	579,799
Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	500,000	5.00	8/1/35	537,845

See accompanying notes to financial statements.

MARCH 31, 2022	25

SCHEDULE OF INVESTMENTS

March 31, 2022

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	250,000	5.00	8/1/41	267,825
Orange Co. Hsg. Finance Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	5,000	3.95	3/1/40	5,026
Orange Co. Hsg. Finance Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	260,000	4.00	9/1/48	268,343
Orlando Tourist Dev. Rev. (Senior Lien Tourist Dev.) (AGM Insured)	250,000	5.00	11/1/38	281,508
Palm Beach Co. Health Facs. Auth. Rev. (ACTS Retirement-Life Community, Inc.)	500,000	5.00	11/15/32	552,530
Palm Beach Co. Health Facs. Auth. Rev. (Lifespace Communities, Inc.)	500,000	4.00	5/15/53	441,570
Palm Beach Co. Health Facs. Auth. Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton)	500,000	4.00	6/1/41	473,025
Palm Beach Co. Health Facs. Auth. Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton)	500,000	5.00	6/1/55	516,815
Palm Coast Park Community Dev. District Special Assessment	500,000	4.00	5/1/52	479,695
Parker Road Community Dev. District Special Assessment	500,000	4.10	5/1/50	490,960
Parkview at Long Lake Ranch Community Dev. District Special Assessment	270,000	4.00	5/1/51	260,534
Pinellas Co. Industrial Dev. Auth. Rev.	500,000	5.00	7/1/39	530,165
Pompano Beach, Rev. (John Knox Village Proj.)	1,250,000	4.00	9/1/50	1,227,037
River Landing Community Dev. District Special Assessment	485,000	4.25	11/1/35	454,416
Rolling Hills Community Dev. District Special Assessment	250,000	3.65	5/1/32	238,395
Sandridge Community Dev. District Special Assessment	500,000	3.88	5/1/41	471,165
Sawyers Landing Community Dev. District Special Assessment Rev.	590,000	3.25	5/1/26	583,988
Sawyers Landing Community Dev. District Special Assessment Rev.	500,000	4.13	5/1/41	501,675
Sawyers Landing Community Dev. District Special Assessment Rev.	1,250,000	4.25	5/1/53	1,250,863
Seminole County Industrial Dev. Auth. Rev. (Galileo Schools For Gifted Learning Proj.) [4]	705,000	4.00	6/15/56	646,027
Southern Groves Community Dev. District No. 5 Special Assessment	500,000	4.00	5/1/30	506,245
Southern Groves Community Dev. District No. 5 Special Assessment	285,000	4.00	5/1/48	273,822
St. Johns Co. Industrial Dev. Auth. Rev. (Presbyterian Retirement Communities Obligated Group Proj.)	1,000,000	4.00	8/1/55	1,059,100
Tolomato Community Dev. District Special Assessment	500,000	4.25	5/1/37	515,055
Tolomato Community Dev. District Special Assessment 2, [5]	120,000	6.61	5/1/40	1
Tolomato Community Dev. District Special Assessment [6]	110,000	7.00	5/1/40	86,439
Tolomato Community Dev. District Special Assessment [6]	45,000	7.00	5/1/40	44,969
Tolomato Community Dev. District Special Assessment (AGM Insured)	500,000	3.75	5/1/40	518,510
Tolomato Community Dev. District Special Assessment (AGM Insured)	750,000	4.00	5/1/40	802,192
Tradition Community Dev. District No. 9 Special Assessment	645,000	4.00	5/1/52	620,929
Trout Creek Community Dev. District Special Assessment	300,000	5.38	5/1/38	317,499
Trout Creek Community Dev. District Special Assessment	250,000	4.00	5/1/40	246,195
University Park Recreation District Special Assessment (BAM Insured)	750,000	3.50	5/1/50	755,962
Viera Stewardship District Special Assessment	250,000	4.00	5/1/53	240,203
Waters Edge Community Dev. District Cap. Improvement Rev. [6]	110,000	6.60	5/1/39	110,464
Windward at Lakewood Ranch Community Dev. District Special Assessment	450,000	4.25	5/1/52	441,734
Wiregrass Community Dev. District Special Assessment	240,000	5.38	5/1/35	250,872
Zephyr Ridge Community Dev. District Special Assessment 2, [5,15]	450,000	5.25	N/A	189,000

				45,325,035

Georgia - 2.2%
Burke Co. Dev. Auth. Rev. (Georgia Transmission Corp. Vogtle Proj.) [14]	740,000	2.75	1/1/52	597,461
Clarke Co. Hospital Auth. Rev. (Piedmont Healthcare)	350,000	5.00	7/1/46	386,106
Cobb Co. Dev. Auth. Rev. (Presbyterian Village Proj.) [4]	650,000	5.00	12/1/39	657,371
Fulton Co. Dev. Auth. Rev. (Woodruff Arts Center)	500,000	5.00	3/15/44	559,330
GA Housing & Finance Authority Rev.	915,000	3.80	12/1/37	919,639
GA Housing & Finance Authority Rev.	590,000	4.00	12/1/37	590,507

See accompanying notes to financial statements.

26	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
GA Housing & Finance Authority Rev.	255,000	3.85	12/1/38	259,060
GA Housing & Finance Authority Rev.	355,000	3.80	12/1/40	359,359
GA Housing & Finance Authority Rev.	605,000	3.85	12/1/41	607,729
GA Housing & Finance Authority Rev.	925,000	3.50	12/1/46	925,509
GA Housing & Finance Authority Rev.	490,000	4.00	12/1/48	497,497
GA Tax Allocation (Beltline Proj.)	500,000	5.00	1/1/30	505,120
Gainesville Hospital Auth. Rev. (Northeast Georgia Health System, Inc. Proj.)	500,000	5.00	2/15/37	553,360
Glynn-Brunswick Memorial Hospital Auth. Rev. (Southeast Georgia Health System Proj.)	350,000	5.00	8/1/47	380,961

				7,799,009

Idaho - 0.4%
ID Health Facs. Authority Rev. (Terraces Boise Proj.)	100,000	8.00	10/1/28	95,754
ID Health Facs. Authority Rev. (Terraces Boise Proj.)	290,000	3.80	10/1/31	266,435
ID Health Facs. Authority Rev. (Terraces Boise Proj.)	250,000	4.00	10/1/33	226,717
ID Health Facs. Authority Rev. (Terraces Boise Proj.)	500,000	4.50	10/1/50	423,415
Spring Valley Community Infrastructure District. No. 1 Special Assessment [4]	500,000	3.75	9/1/51	415,035

				1,427,356

Illinois - 5.2%
Bolingbrook Special Tax (AGM Insured)	998,000	4.00	3/1/30	1,067,750
Burbank Educational Facs. Rev. (Intercultural Montessori Language School) [4]	500,000	6.00	9/1/35	521,505
Bureau Co. Township High School Dist. No. 502 G.O. (BAM Insured)	500,000	6.25	12/1/33	536,300
Chicago Heights G.O. (NATL-RE Insured)	500,000	4.50	12/1/29	531,950
Chicago Midway Airport Rev. (Second Lien)	500,000	5.25	1/1/35	511,325
Chicago Park Dist. G.O. (BAM Insured)	500,000	4.00	1/1/42	529,610
Evanston Educational Facs. Rev. (Roycemore School) [4]	250,000	4.00	4/1/32	228,678
IL Educational Facs. Auth. Rev. (Field Museum of Natural History)	500,000	3.90	11/1/36	534,850
IL Fin. Auth. Rev. (Admiral Lake Proj.)	670,000	5.13	5/15/38	646,798
IL Fin. Auth. Rev. (Christian Homes, Inc.)	500,000	5.00	5/15/36	537,210
IL Fin. Auth. Rev. (Edward Elmhurst Healthcare)	1,000,000	5.00	1/1/44	1,113,160
IL Fin. Auth. Rev. (Lifespace Communities)	500,000	5.00	5/15/35	518,035
IL Fin. Auth. Rev. (Lifespace Communities)	1,000,000	5.00	5/15/45	1,024,250
IL Fin. Auth. Rev. (Rogers Park Montessori School Proj.)	100,000	5.00	2/1/24	101,962
IL Fin. Auth. Rev. (Westminster Village)	500,000	5.25	5/1/38	488,310
IL Fin. Auth. Sports Facs. Rev. (North Shore Ice Arena Proj.)	1,000,000	6.25	12/1/38	639,630
IL G.O.	250,000	5.50	7/1/33	262,090
IL G.O. (AGM Insured)	500,000	4.00	2/1/30	523,480
IL Housing Dev. Auth. Rev.	500,000	5.38	12/1/28	505,060
IL Housing Dev. Auth. Rev. (FHA Insured)	1,500,000	3.00	7/1/61	1,243,560
IL Housing Dev. Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	75,000	3.88	4/1/41	75,394
IL Housing Dev. Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	215,000	4.00	10/1/48	222,037
IL Rev.	500,000	5.00	6/15/33	548,020
IL Sports Facilities Auth. Rev. (State Tax Supported) (AGM Insured)	1,000,000	5.25	6/15/31	1,047,300
La Salle & Bureau Counties Township High School Dist. No. 120 LaSalle-Peru G.O. (BAM Insured)	250,000	5.00	12/1/31	281,462
Macon & Moultrie Counties Community Unit School District No. 3 Mt Zion G.O.	335,000	5.50	12/1/41	355,348
Macoupin Sangamon & Montgomery Counties Community Unit School District G.O. (AGM Insured)	990,000	4.25	12/1/35	1,022,432
Malta Tax Allocation Rev. 2, [5]	1,921,000	5.75	12/30/25	672,350
Metropolitan Pier & Exposition Auth. Rev. (McCormick Place Expansion Proj.)	250,000	5.00	6/15/57	263,768

See accompanying notes to financial statements.

MARCH 31, 2022	27

SCHEDULE OF INVESTMENTS

March 31, 2022

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Richton Park Public Library District G.O.	250,000	4.50	12/15/32	254,695
Southwestern IL Dev. Auth. Tax Allocation Ref. (Local Govt. Program) [2]	350,000	7.00	10/1/22	52,500
University of Illinois (AGM Insured)	1,000,000	4.13	4/1/48	1,067,810
Upper Illinois River Valley Dev. Auth. Rev. (Cambridge Lakes Learning Center) [4]	140,000	4.00	12/1/22	140,301
Upper Illinois River Valley Dev. Auth. Rev. (Cambridge Lakes Learning Center) [4]	250,000	5.25	12/1/37	256,620
Upper Illinois River Valley Dev. Auth. Rev. (Prairie Crossing Charter) [4]	250,000	5.00	1/1/45	248,970

				18,574,520

Indiana - 1.1%
IN Finance Auth. Rev. (BHI Senior Living)	500,000	4.00	11/15/41	517,350
IN Finance Auth. Rev. (BHI Senior Living)	775,000	5.88	11/15/41	825,080
IN Finance Auth. Rev. (BHI Senior Living)	425,000	6.00	11/15/41	453,165
IN Finance Auth. Rev. (BHI Senior Living)	170,000	5.25	11/15/46	183,243
IN Finance Auth. Rev. (Greencroft Obligated Group)	350,000	6.50	11/15/33	374,804
IN Finance Auth. Rev. (Seven Oaks Classical School Proj.)	420,000	5.00	6/1/41	427,073
IN Housing & Community Dev. Auth. Rev. (Hammond Assisted Living Proj.)	500,000	5.75	1/1/36	488,355
Merrillville Industry Economic Dev. Rev. (Belvedere Housing Proj.)	300,000	5.75	4/1/36	293,796
Richmond Hospital Auth. Rev. (Reid Hospital & Health Care)	350,000	5.00	1/1/35	373,688

				3,936,554

Iowa - 1.0%
IA Fin. Auth. Rev. (Lifespace Communities, Inc.)	650,000	5.00	5/15/36	677,157
IA Fin. Auth. Rev. (Lifespace Communities, Inc.)	565,000	5.00	5/15/47	578,453
IA Fin. Auth. Rev. (Lifespace Communities, Inc.)	750,000	5.00	5/15/48	769,680
IA Fin. Auth. Rev. (Lifespace Communities, Inc.)	500,000	4.00	5/15/53	441,570
IA Fin. Auth. Rev. (Lifespace Communities, Inc.)	530,000	4.00	5/15/55	464,773
IA Higher Education Loan Auth. Rev. (Simpson College Proj.)	500,000	5.00	11/1/30	519,770

				3,451,403

Louisiana - 1.7%
Denham Springs/Livingston Hsg. & Mtg. Finance Auth. Rev. (GNMA/FHLMC Collateralized)	8,577	5.00	11/1/40	8,674
LA Hsg. Corp. Rev. (Home Ownership Prog.) (GNMA/FHLMC Collateralized)	750,000	2.55	12/1/46	629,333
LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Prog.) (GNMA/FHLMC Collateralized)	440,000	2.50	12/1/45	393,171
LA Local Government Environmental Facilities & Community Development Auth.	500,000	5.25	11/15/25	512,490
LA Local Government Environmental Facilities & Community Development Auth.	500,000	6.00	11/15/30	525,750
LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	300,000	5.65	11/1/37	326,370
LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	500,000	5.00	7/1/39	475,005
LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	300,000	5.50	11/1/39	321,837
LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	500,000	4.00	11/1/44	456,810
LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	495,000	4.40	11/1/44	493,579
LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	750,000	4.00	11/1/46	660,975
LA Public Facs. Auth. Rev. (Franciscan Missionaries Health System Proj.)	300,000	5.00	7/1/35	323,334
LA Public Facs. Auth. Rev. (Tulane Univ. Proj.) (NATL-RE Insured) [1]	520,000	1.04	2/15/36	512,444
St. Tammany Parish Fin. Auth. Rev. (Christwood Proj.)	300,000	5.25	11/15/37	310,410

				5,950,182

Maine - 0.3%
ME State Hsg. Auth. Rev.	310,000	3.85	11/15/40	313,773
ME State Hsg. Auth. Rev.	1,000,000	2.60	11/15/46	827,160

				1,140,933

See accompanying notes to financial statements.

28	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Maryland - 0.8%
MD Community Dev. Administration Rev.	500,000	2.55	9/1/44	424,635
MD Community Dev. Administration Rev.	350,000	4.20	7/1/46	361,620
MD Community Dev. Administration Rev.	750,000	2.95	7/1/56	628,733
Montgomery Co. Housing Opportunities Commission Rev.	245,000	4.00	7/1/38	245,899
Montgomery Co. Housing Opportunities Commission Rev. (FHA Insured)	1,500,000	2.85	1/1/51	1,270,860

				2,931,747

Massachusetts - 3.3%
Dedham Municipal Purpose Loan. G.O. (NATL Insured)	480,000	4.00	10/15/24	481,699
MA Dev. Finance Agy. Rev.	890,000	5.00	7/1/44	995,634
MA Dev. Finance Agy. Rev. (Atrius Health Issue)	1,375,000	4.00	6/1/49	1,418,643
MA Dev. Finance Agy. Rev. (FNMA Collateralized)	1,500,000	2.30	1/1/42	1,273,140
MA Dev. Finance Agy. Rev. (Newbridge on the Charles, Inc.) [4]	300,000	5.00	10/1/47	318,798
MA Dev. Finance Agy. Rev. (Orchard Cove, Inc.)	400,000	5.00	10/1/49	428,168
MA Education Finance Auth. Education Rev.	270,000	3.63	7/1/34	267,538
MA Education Finance Auth. Education Rev.	555,000	2.63	7/1/36	524,919
MA Education Finance Auth. Education Rev.	875,000	3.75	7/1/48	806,881
MA Education Finance Auth. Education Rev.	1,000,000	3.00	7/1/51	790,470
MA Housing Finance Agy. Rev.	250,000	4.75	6/1/35	250,245
MA Housing Finance Agy. Rev.	500,000	4.00	12/1/38	520,965
MA Housing Finance Agy. Rev.	500,000	3.75	12/1/40	510,495
MA Housing Finance Agy. Rev.	1,000,000	2.80	12/1/46	862,150
MA Housing Finance Agy. Rev.	900,000	3.85	12/1/47	911,394
MA Housing Finance Agy. Rev.	500,000	2.80	6/1/63	392,210
MA Housing Finance Agy. Rev. (FHA Insured)	25,000	5.30	12/1/38	25,048
Northbridge Municipal Purpose Loan G.O. (AGM Insured)	500,000	4.00	6/15/25	501,235
Rowley Land Acquisition Loan G.O. (AGM Insured)	360,000	4.00	5/1/27	360,889

				11,640,521

Michigan - 3.9%
Chandler Park Academy Rev.	40,000	5.00	11/1/22	40,051
City of Allen Park G.O. (BAM Insured)	300,000	3.25	5/1/34	312,138
City of Kalamazoo Economic Dev. Corp. Rev. (Revel Creek Proj.)	500,000	5.00	5/15/43	525,835
MI Finance Auth. Rev. (Holly Academy Proj.)	500,000	3.00	12/1/31	445,380
MI Finance Auth. Rev. (Madison Academy Proj.)	350,000	4.25	12/1/39	310,380
MI Finance Auth. Rev. (Presbyterian Village)	250,000	5.25	11/15/35	257,015
MI Hsg. Dev. Auth. Rev.	500,000	4.10	10/1/35	513,840
MI Hsg. Dev. Auth. Rev.	300,000	3.75	10/1/42	302,817
MI Hsg. Dev. Auth. Rev.	750,000	4.00	10/1/43	764,685
MI Hsg. Dev. Auth. Rev.	500,000	3.35	10/1/49	459,865
MI Hsg. Dev. Auth. Rev.	570,000	3.15	6/1/50	503,333
MI Hsg. Dev. Auth. Rev.	2,000,000	2.75	6/1/51	1,681,880
MI Hsg. Dev. Auth. Rev.	3,500,000	2.50	6/1/52	2,714,985
MI Hsg. Dev. Auth. Rev.	1,750,000	3.50	10/1/54	1,622,390
MI Hsg. Dev. Auth. Rev.	1,000,000	2.70	10/1/56	781,840
MI Public Educational Facs. Auth. Rev. (Chandler Park Academy)	235,000	6.35	11/1/28	235,259
MI Strategic Fund. Rev. (United Methodist Retirement Facs.)	415,000	5.00	11/15/49	445,054

See accompanying notes to financial statements.

MARCH 31, 2022	29

SCHEDULE OF INVESTMENTS

March 31, 2022

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Muskegon Heights Water Supply Rev. (NATL Insured)	165,000	4.15	11/1/23	167,402
Muskegon Heights Water Supply Rev. (NATL Insured)	135,000	4.20	11/1/24	137,604
Richfield Public School Academy Rev.	1,060,000	4.00	9/1/36	967,070
Taylor Brownfield Redevelopment Authority (NATL Insured)	250,000	5.00	5/1/32	264,175
Universal Academy Michigan Public School Rev.	350,000	4.00	12/1/40	351,379

				13,804,377

Minnesota - 0.1%
Apple Valley Rev. (Senior Living, LLC Proj.)	475,000	5.00	1/1/47	319,010

Mississippi - 0.7%
MS Development Bank Rev. (Green Bond-Hancock County) [4]	1,000,000	4.55	11/1/39	1,018,740
MS Development Bank Rev. (Jackson Co. Gomesa Proj.) [4]	500,000	3.63	11/1/36	454,590
MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	1,000,000	2.55	6/1/42	880,440
MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	205,000	4.00	12/1/43	210,189

				2,563,959

Missouri - 1.3%
Joplin Industrial Dev. Auth. Rev. (32nd Street Place Community Improvement Dist. Proj.)	240,000	3.50	11/1/40	209,443
Kansas City Industrial Dev. Auth. Rev. (United Methodist Retirement Home, Inc.) 2, [5]	118,010	2.00	11/15/46	5,722
Kansas City Industrial Dev. Auth. Rev. (United Methodist Retirement Home, Inc.)	264,421	5.00	11/15/46	224,321
Lees Summit Industrial Dev. Auth. Rev. (John Knox Village Proj.)	370,000	5.00	8/15/32	395,245
MO Health & Education Facs. Auth. Rev. (Lutheran Senior Services)	500,000	4.00	2/1/33	516,880
MO Health & Education Facs. Auth. Rev. (Lutheran Senior Services)	775,000	4.00	2/1/42	788,873
MO Health & Education Facs. Auth. Rev. (Lutheran Senior Services)	1,000,000	4.00	2/1/48	1,008,880
MO Hsg. Dev. Commission Rev. (GNMA/FNMA/FHLMC Collateralized)	425,000	3.80	11/1/48	431,515
MO Hsg. Dev. Commission Rev. (GNMA/FNMA/FHLMC Collateralized)	345,000	3.35	11/1/49	338,625
MO Hsg. Dev. Commission Rev. (GNMA/FNMA/FHLMC Collateralized)	460,000	2.50	5/1/50	383,093
MO Hsg. Dev. Commission Rev. (GNMA/FNMA/FHLMC Collateralized)	365,000	2.40	11/1/51	311,221

				4,613,818

Montana - 0.4%
Gallatin Co., G.O.	360,000	3.00	7/1/25	360,583
MT Board of Housing Single Family Rev.	75,000	4.00	12/1/38	75,858
MT Board of Housing Single Family Rev.	500,000	2.40	12/1/45	411,545
MT Board of Housing Single Family Rev. (BRD Insured)	305,000	4.00	6/1/45	315,477
MT Board of Housing Single Family Rev. (FHA Insured)	215,000	3.75	12/1/38	215,239

				1,378,702

Nebraska - 0.2%
Douglas Co. Hospital Auth. No. 2 Rev. (Children Hospital Obligation)	500,000	4.00	11/15/50	533,290
Mead Village Tax Allocation Rev. (E3 Biofuels - Mead LLC Proj.) 2, [5,15]	410,000	5.13	N/A	17,015
Nebraska Investment Fin. Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	80,000	3.05	9/1/42	79,990

				630,295

Nevada - 0.9%
City of Las Vegas Special Improvement District No. 815	500,000	5.00	12/1/49	526,160
City of North Las Vegas (Special Northern Beltway Commercial Area) [4]	340,000	5.00	12/1/37	361,763
NV Hsg. Division Rev. (GNMA/FNMA/FHLMC Collateralized)	205,000	3.85	10/1/39	205,886
NV Hsg. Division Rev. (GNMA/FNMA/FHLMC Collateralized)	750,000	2.60	4/1/46	629,888
NV Hsg. Division Rev. (GNMA/FNMA/FHLMC Collateralized)	450,000	3.35	10/1/49	451,188
NV Hsg. Division Rev. (GNMA/FNMA/FHLMC Collateralized)	490,000	3.40	10/1/49	492,969
NV Hsg. Division Rev. (GNMA/FNMA/FHLMC Collateralized)	495,000	2.45	10/1/51	392,881

				3,060,735

See accompanying notes to financial statements.

30	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
New Hampshire - 0.7%
NH Business Finance Auth. Rev. (The Vista Proj.) [4]	310,000	5.25	7/1/39	304,116
NH Business Finance Auth. Rev. (The Vista Proj.) [4]	500,000	5.63	7/1/46	500,860
NH Hsg. Fin. Auth. Rev. (Cimarron, Whittier Falls & Mars) (FHA Insured)	725,000	4.00	7/1/52	743,625
NH Hsg. Fin. Auth. Rev. (FHA Insured)	500,000	2.60	7/1/51	406,910
NH Hsg. Fin. Auth. Rev. (FHA Insured)	500,000	2.85	7/1/61	399,395

				2,354,906

New Jersey - 3.0%
NJ Economic Dev. Auth. Rev. [9]	500,000	4.00	6/15/50	507,615
NJ Economic Dev. Auth. Rev. (North Star Academy Charter School Newark)	250,000	5.00	7/15/47	267,177
NJ Economic Dev. Auth. Rev. (State Government Buildings Proj.) [9]	500,000	5.00	6/15/42	545,390
NJ Economic Dev. Auth. Rev. (State Housing Proj.) [9]	250,000	5.00	6/15/37	276,922
NJ Economic Dev. Auth. Rev. (State Housing Proj.) [9]	500,000	5.00	6/15/43	549,350
NJ Higher Education Student Assistance Auth. Rev.	1,250,000	3.50	12/1/39	1,250,963
NJ Higher Education Student Assistance Auth. Rev.	1,000,000	4.25	12/1/50	1,009,830
NJ Hsg. & Mtg. Finance Agy. Rev.	750,000	3.95	11/1/43	776,805
NJ Hsg. & Mtg. Finance Agy. Rev.	500,000	2.63	11/1/56	383,650
NJ Hsg. & Mtg. Finance Agy. Rev. (Mciver Homes Hsg. Proj.) (FHLMC Collateralized)	550,000	3.60	1/1/30	554,109
NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	840,000	3.75	10/1/35	848,131
NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	750,000	2.30	10/1/46	594,015
NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	445,000	4.50	10/1/48	467,682
NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	435,000	4.00	4/1/49	439,985
NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	885,000	2.45	10/1/50	819,103
NJ Transportation Trust Fund Auth. Rev. [9]	500,000	4.00	12/15/39	517,280
NJ Transportation Trust Fund Auth. Rev. [9]	500,000	5.25	6/15/43	556,795
Tobacco Settlement Financing Corp. Rev.	300,000	5.00	6/1/46	323,859

				10,688,661

New Mexico - 1.7%
Las Vegas NM Gross Receipts Tax Rev.	410,000	4.00	6/1/28	411,771
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	365,000	3.85	7/1/43	373,979
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	550,000	3.85	7/1/43	558,910
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	290,000	3.80	9/1/46	291,876
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	595,000	4.00	7/1/48	607,388
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	795,000	3.35	7/1/49	760,068
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	360,000	4.00	7/1/49	366,829
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	475,000	3.00	7/1/50	432,402
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	495,000	2.35	7/1/51	396,025
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	1,000,000	2.63	7/1/51	826,200
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	1,000,000	2.80	9/1/52	828,880

				5,854,328

New York - 6.4%
Brookhaven Local Dev. Corp. Rev. (Jefferson’s Ferry Proj.)	675,000	4.00	11/1/45	709,398
Hempstead Town Local Development Corp. Rev. (Hofstra University Proj.)	350,000	4.00	7/1/33	356,828
New York City Housing Development Corp. Multifamily Mtg. Rev.	300,000	4.05	11/1/41	306,546

See accompanying notes to financial statements.

MARCH 31, 2022	31

SCHEDULE OF INVESTMENTS

March 31, 2022

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
New York City Housing Development Corp. Multifamily Mtg. Rev.	300,000	3.85	11/1/42	304,017
New York City Housing Development Corp. Multifamily Mtg. Rev.	500,000	2.63	8/1/45	412,610
New York City Housing Development Corp. Multifamily Mtg. Rev.	650,000	3.65	11/1/47	628,959
New York City Housing Development Corp. Multifamily Mtg. Rev.	500,000	3.95	11/1/49	502,940
New York City Housing Development Corp. Multifamily Mtg. Rev.	500,000	2.80	2/1/50	408,400
New York City Housing Development Corp. Multifamily Mtg. Rev.	1,000,000	3.25	8/1/51	921,600
New York City Housing Development Corp. Multifamily Mtg. Rev.	1,000,000	3.00	11/1/55	857,830
New York City Housing Development Corp. Multifamily Mtg. Rev.	1,500,000	2.60	11/1/56	1,143,810
New York City Housing Development Corp. Multifamily Mtg. Rev.	1,000,000	2.80	11/1/60	781,890
New York City Housing Development Corp. Rev.	500,000	3.80	11/1/37	501,125
New York City Municipal Water Finance Authority	750,000	5.00	6/15/38	777,795
New York Transportation Dev. Corp. Rev. (John F. Kennedy International Airport Proj.)	300,000	4.00	12/1/40	304,671
New York Transportation Dev. Corp. Rev. (Laguardia Airport Proj.)	750,000	4.00	10/1/30	776,970
NY Monroe Co. Industrial Development Corp. Rev. (St. Ann’s Community Proj.)	660,000	4.00	1/1/30	643,223
NY Mortgage Agency Rev.	85,000	3.75	10/1/42	85,026
NY Mortgage Agency Rev.	1,010,000	3.80	10/1/48	1,025,736
NY State Dormitory Auth. Rev. Ref. (N. Shore-Long Island Jewish Obligation)	300,000	5.00	5/1/33	323,253
NY State Housing Finance Agency Rev.	500,000	2.75	11/1/45	418,275
NY State Housing Finance Agency Rev.	1,000,000	2.60	11/1/46	810,420
NY State Housing Finance Agency Rev.	500,000	2.85	11/1/51	409,120
NY State Housing Finance Agency Rev.	1,000,000	2.75	11/1/56	770,420
NY State Housing Finance Agency Rev.	750,000	2.88	11/1/56	605,010
NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	590,000	3.75	11/1/37	590,348
NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.) (FNMA/FHLMC Collateralized)	500,000	3.65	11/1/34	504,205
NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.) (GNMA/FNMA/FHLMC Collateralized)	500,000	3.95	11/1/37	513,020
NY State Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	250,000	4.10	11/1/41	256,638
NY State Mortgage Agency Rev.	750,000	2.20	4/1/36	662,348
NY State Mortgage Agency Rev.	1,000,000	2.45	10/1/45	819,220
NY State Mortgage Agency Rev.	1,000,000	2.50	10/1/46	818,730
NY State Mortgage Agency Rev.	1,500,000	3.30	10/1/47	1,413,375
NY State Mortgage Agency Rev.	1,700,000	2.55	4/1/50	1,352,707
Westchester Co. Local Dev. Corp. Rev. (Purchase Senior Learning Community Inc. Proj.)	350,000	3.60	7/1/29	333,767
Westchester Co. Local Dev. Corp. Rev. (Purchase Senior Learning Community Inc. Proj.) [4]	350,000	5.00	7/1/46	349,482
Western Regional Off-Track Betting Corp. Rev. [4]	500,000	4.13	12/1/41	445,610

				22,845,322

North Carolina - 1.3%
Mecklenburg Co. Rev. (Little Rock Apts)	510,000	5.38	1/1/36	511,148
NC Education Assistance Auth. Senior Bond-Student Loan Rev.	335,000	3.13	6/1/39	313,074
NC Housing Finance Agency Rev.	205,000	3.95	1/1/41	210,230
NC Housing Finance Agency Rev.	545,000	4.00	7/1/47	560,222
NC Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	1,000,000	3.60	1/1/46	993,240
NC Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	215,000	4.00	1/1/48	219,362
NC Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	795,000	3.63	7/1/49	790,961
NC Medical Care Comm. Rev. (Salemtowne Proj.)	400,000	5.00	10/1/38	421,264
University of North Carolina School of the Arts	500,000	3.25	2/1/46	455,625

				4,475,126

See accompanying notes to financial statements.

32	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
North Dakota - 0.6%
ND Housing Finance Agency Rev.	225,000	3.85	1/1/42	227,027
ND Housing Finance Agency Rev.	500,000	3.65	7/1/42	499,133
ND Housing Finance Agency Rev.	1,000,000	2.50	7/1/44	850,660
ND Housing Finance Agency Rev.	500,000	4.00	1/1/53	525,932

				2,102,752

Ohio - 3.1%
Cleveland-Cuyahoga County Port Auth. Rev. (Cleveland Museum of Natural History Proj.)	500,000	4.00	7/1/46	536,620
Cleveland-Cuyahoga County Port Auth. Tax Allocation (Flats East Bank Proj.) [4]	500,000	4.00	12/1/55	459,275
Cleveland-Cuyahoga County Port Auth. Tax Allocation (Flats East Bank Proj.) [4]	500,000	4.50	12/1/55	475,850
Columbus-Franklin Co. Finance Auth. Rev. (Beulah Park Phase 1 Proj.)	840,000	4.00	5/15/49	872,962
Franklin Co. Health Care Facs. Rev. (Ohio Living Communities)	1,000,000	4.00	7/1/45	1,028,260
Lake Co. Port & Economic Dev. Auth. Rev. (Tapestry Wickliffe Proj.) 2, [4,5]	250,000	6.50	12/1/37	85,000
Liberty Community Infrastructure Financing Auth. Special Assessment	500,000	3.13	12/1/46	478,555
Lucas Metro Hsg. Auth.	500,000	5.00	11/1/36	526,615
OH Higher Educational Facs. Commission Rev. (Tiffin University Proj.)	1,045,000	4.00	11/1/49	954,513
OH Housing Finance Agency Rev.	1,910,000	2.45	9/1/51	1,507,697
OH Housing Finance Agency Rev. (GNMA/FNMA Collateralized)	215,000	4.05	3/1/37	218,442
OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	270,000	3.35	9/1/39	270,049
OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	2,000,000	2.85	9/1/46	1,762,880
OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	400,000	4.00	9/1/48	404,852
OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	350,000	4.00	3/1/49	355,323
OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	995,000	2.75	9/1/51	828,059
Toledo-Lucas Co. Port Auth. Rev. (University of Toledo Parking Proj.)	350,000	4.00	1/1/46	346,272

				11,111,224

Oklahoma - 0.3%
Oklahoma Dev. Finance Auth. Rev. (Oklahoma City University Proj.)	1,000,000	5.00	8/1/49	1,069,160

Oregon - 1.5%
Clackamas Co. Hospital Facs. Auth. Rev. (Rose Villa Proj.)	500,000	5.38	11/15/55	523,735
Clackamas Co. Hsg. Auth. Rev. (Easton Ridge Apts. Proj.)	350,000	3.50	9/1/33	350,966
Marion Co. School District No.1 Gervais G.O.	500,000	4.00	6/1/33	500,765
OR Hsg. & Community Services Dept. Rev.	175,000	3.80	7/1/34	179,154
OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	295,000	4.00	7/1/38	295,693
OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	500,000	2.35	1/1/44	414,395
OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	1,000,000	2.38	1/1/45	820,920
OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	295,000	3.75	7/1/48	297,519
OR State Ref G.O. (Veterans Welfare Service)	1,000,000	3.90	12/1/39	1,012,220
Polk Co. Hospital Fac. Auth. Rev. (Dallas Retirement Village Proj.)	500,000	5.13	7/1/55	459,385
Yamhill County Hospital Auth. Rev. (Friendsview)	350,000	5.00	11/15/56	348,835

				5,203,587

Pennsylvania - 2.2%
Butler Co. General Authority Rev. (School District Proj.) (AGM G.O. of District) [1]	465,000	0.84	10/1/34	451,092
Chester Co. Health & Education Fac. Auth. Rev. (The Devereux Foundation)	475,000	3.00	11/1/30	468,597
Dauphin Co. General Auth. Rev. (Harrisburg University Science Technology) [4]	100,000	4.00	10/15/22	100,453
PA Higher Educational Assistance Agy. Rev.	485,000	2.63	6/1/42	442,305
PA Higher Educational Facs. Auth. Rev. (La Salle University)	280,000	5.00	5/1/42	281,053

See accompanying notes to financial statements.

MARCH 31, 2022	33

SCHEDULE OF INVESTMENTS

March 31, 2022

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
PA Hsg. Finance Agy. Rev.	765,000	3.65	10/1/42	771,304
PA Hsg. Finance Agy. Rev.	500,000	3.00	10/1/46	452,760
PA Hsg. Finance Agy. Rev.	115,000	4.00	10/1/46	118,019
PA Hsg. Finance Agy. Rev.	1,000,000	3.40	10/1/49	964,530
PA Hsg. Finance Agy. Rev.	1,000,000	2.55	10/1/51	796,210
PA Turnpike Commission Rev. Capital Appreciation [6]	1,250,000	5.00	12/1/38	1,425,425
Philadelphia Industrial Dev. Auth. Rev. (Charter School Proj.)	350,000	5.63	8/1/36	369,939
Southcentral General Auth. Rev. (York College of Pennsylvania)	500,000	4.00	11/1/37	531,255
West Cornwall Township Municipal Auth. Rev. (Lebanon Valley Brethren Home Proj.)	525,000	4.00	11/15/46	544,084

				7,717,026

Rhode Island - 0.4%
RI Hsg. & Mortgage Finance Corp. Rev.	250,000	3.90	10/1/37	251,097
RI Hsg. & Mortgage Finance Corp. Rev.	500,000	2.80	4/1/45	426,805
RI Student Loan Auth. Rev.	655,000	3.63	12/1/37	634,060

				1,311,962

South Carolina - 0.9%
Berkeley Co. Nexton Improvement District Special Assessment	350,000	4.25	11/1/40	361,305
SC Jobs-Economic Dev. Auth. Rev. (Bishop Gadsden Episcopal Retirement Community)	500,000	4.00	4/1/54	500,905
SC Jobs-Economic Dev. Auth. Rev. (Bon Secours Mercy Health, Inc.)	750,000	4.00	12/1/44	771,083
SC Jobs-Economic Dev. Auth. Rev. (Kiawah Life Plan Village, Inc. Proj.) [4]	500,000	8.75	7/1/25	499,675
SC Public Service Auth. Rev. (Santee Cooper)	250,000	5.00	12/1/38	264,215
SC Public Service Auth. Rev. (Santee Cooper)	500,000	5.75	12/1/43	532,405
SC State Hsg. Finance & Dev. Auth. Rev.	470,000	3.05	7/1/45	434,087

				3,363,675

South Dakota - 0.4%
SD Health & Educational Facs. Auth. Rev. (Westhills Village Retirement Community)	500,000	5.00	9/1/40	536,780
SD Housing Dev. Auth. Rev.	1,000,000	2.50	11/1/42	864,600

				1,401,380

Tennessee - 2.6%
Franklin Health & Education Facs. Board Rev. (Provision Cares Proton Therapy Center) [2,4,5]	500,000	6.50	6/1/27	135,000
Metropolitan Govt. Nashville & Davidson County Health & Edu. Facs. Board Rev. (Blakford at Green Hills)	895,000	4.00	11/1/45	885,531
Nashville Metropolitan Dev. & Hsg. Agency Tax Allocation [4]	300,000	5.13	6/1/36	319,593
Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) [2,5,15]	1,850,000	5.35	N/A	4,625
Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) [2,5]	7,875,000	5.55	1/1/29	19,688
Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) [2,5]	1,630,000	6.00	1/1/29	16
Shelby Co. Health, Education & Hsg. Facs. Rev. (The Farms at Bailey Station Proj.)	650,000	5.50	10/1/39	645,664
TN Hsg. Dev. Agency Rev.	500,000	2.55	7/1/46	424,800
TN Hsg. Dev. Agency. Rev.	235,000	3.60	1/1/31	235,797
TN Hsg. Dev. Agency. Rev.	235,000	3.88	7/1/35	237,456
TN Hsg. Dev. Agency. Rev.	120,000	3.95	7/1/35	121,724
TN Hsg. Dev. Agency. Rev.	215,000	4.00	7/1/39	217,369
TN Hsg. Dev. Agency. Rev.	310,000	3.85	7/1/42	315,574
TN Hsg. Dev. Agency. Rev.	300,000	3.90	7/1/42	311,523
TN Hsg. Dev. Agency. Rev.	705,000	4.00	7/1/44	716,139
TN Hsg. Dev. Agency. Rev.	970,000	2.55	1/1/45	833,676
TN Hsg. Dev. Agency. Rev.	1,500,000	2.38	7/1/46	1,218,735

See accompanying notes to financial statements.

34	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
TN Hsg. Dev. Agency. Rev.	720,000	3.95	1/1/49	735,134
TN Hsg. Dev. Agency. Rev.	1,030,000	4.05	1/1/49	1,054,741
TN Hsg. Dev. Agency. Rev.	1,000,000	2.50	7/1/51	803,680

				9,236,465

Texas - 6.2%
Arlington Higher Education Finance Corp., Education Rev. (Ninos, Inc.)	350,000	2.38	8/15/51	259,193
Arlington Higher Education Finance Corp., Education Rev. (Pineywoods Community Academy)	750,000	2.38	8/15/51	556,665
Arlington Special Tax (BAM Insured)	350,000	5.00	2/15/41	368,270
Brazos Higher Education Auth., Inc. Rev. (Subordinate Student Loan)	1,000,000	3.00	4/1/40	834,200
Central Texas Regional Mobility Auth. Rev.	500,000	4.00	1/1/45	509,440
Central Texas Regional Mobility Auth. Rev.	500,000	4.00	1/1/50	516,720
Cypress Hill Municipal Utility Dist. No. 1 G.O. (AGM Insured)	1,000,000	4.00	9/1/34	1,009,590
Dallas/Fort Worth International Airport Rev. (JT Improvement)	500,000	5.25	11/1/37	522,650
Danbury Higher Education Auth. Education Rev. (Golden Rule Schools)	650,000	5.13	8/15/49	652,190
East Downtown Redevelopment Auth. Tax Rev. (AGM Insured)	560,000	3.00	9/1/40	517,602
Edinburg Economic Dev. Corp. Rev.	225,000	3.00	8/15/31	204,428
Edinburg Economic Dev. Corp. Rev.	500,000	3.25	8/15/41	424,975
El Paso Co. Hospital District G.O.	825,000	5.00	8/15/43	856,936
Grand Parkway Transportation Corp. Rev. (Grand Parkway System) (BAM Insured)	1,000,000	3.00	10/1/50	875,370
Harris Co. Cultural Education Facs. Finance Corp. Rev. (Brazos Presbyterian Homes, Inc. Proj.)	500,000	5.00	1/1/37	529,950
Houston Higher Education Finance Corp. (Houston Baptist University Proj.)	500,000	3.38	10/1/37	500,265
Meadowhill Regional Municipal Utility Dist. G.O. (AGM Insured)	500,000	4.00	10/1/35	505,460
New Hope Cultural Education Fac. Corp. Rev. (Cardinal Bay)	260,000	4.00	7/1/23	143,000
New Hope Cultural Education Fac. Corp. Rev. (Cardinal Bay)	460,000	4.00	7/1/26	253,000
New Hope Cultural Education Facs. Corp. Rev. (Beta Academy) [4]	425,000	5.00	8/15/39	432,841
New Hope Cultural Education Facs. Corp. Rev. (Flower Mound Campus Proj.) [9]	495,000	3.75	6/1/28	496,223
New Hope Cultural Education Facs. Corp. Rev. (Flower Mound Campus Proj.) [9]	500,000	4.00	6/1/32	502,060
New Hope Cultural Education Facs. Corp. Rev. (Presbyterian Village North Proj.)	500,000	5.00	10/1/34	515,070
New Hope Cultural Education Facs. Corp. Rev. (Wesleyan Homes, Inc. Proj.)	250,000	5.50	1/1/35	252,887
New Hope Cultural Education Facs. Finance Corp. Rev. (Buckingham Senior Living Community, Inc.) [1]	500,000	2.00	11/15/61	265,900
New Hope Cultural Education Facs. Finance Corp. Rev. (Presbyterian Village North Proj.)	350,000	5.25	10/1/49	358,694
New Hope Cultural Education Facs. Finance Corp. Rev. (Wesleyan Homes, Inc. Proj.)	750,000	5.00	1/1/55	677,565
New Hope Cultural Education Facs. Finance Corp. Rev. (Westminster Proj.)	500,000	4.00	11/1/49	505,055
North Central Texas Health Facility Development Corp. (CC Young Memorial Home) [5]	204,000	5.38	2/15/25	140,760
Red River Health Facs. Dev. Corp. Rev. (MRC Crossings Proj.)	250,000	7.50	11/15/34	284,078
San Antonio Education Facs. Corp. Rev. (Hallmark University Proj.)	290,000	5.00	10/1/41	283,292
Sugar Land Dev. Corp. Rev. (BAM Insured)	500,000	5.00	2/15/33	513,655
Tarrant Co. Cultural Education Facs. Finance Corp. Rev. (Buckner Retirement Service)	500,000	5.00	11/15/37	551,520
Tarrant Co. Cultural Education Facs. Finance Corp. Rev. (Buckner Senior Living Ventana Proj.)	50,000	5.63	11/15/24	50,045
TX Department of Housing & Community Affairs (GNMA Collateralized)	380,000	4.13	9/1/38	392,962
TX Department of Housing & Community Affairs (GNMA Collateralized)	1,095,000	3.63	9/1/44	1,109,093
TX Department of Housing & Community Affairs (GNMA Collateralized)	500,000	3.00	9/1/45	463,570
TX Department of Housing & Community Affairs (GNMA Collateralized)	985,000	2.50	7/1/51	802,499
TX Department of Housing & Community Affairs (GNMA Collateralized)	2,500,000	3.13	1/1/52	2,242,950
TX Grand Parkway Transportation Corp. Rev. [6]	500,000	6.00	10/1/35	549,040

See accompanying notes to financial statements.

MARCH 31, 2022	35

SCHEDULE OF INVESTMENTS

March 31, 2022

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
TX State Affordable Hsg. Corp. Rev. (Heroes Home Loan Program) (GNMA Collateralized)	425,000	4.00	3/1/50	430,011

				21,859,674

Utah - 0.9%
Black Desert Public Infrastructure District G.O. [4]	500,000	4.00	3/1/51	439,245
Military Installation Dev. Auth. Rev.	400,000	4.00	6/1/41	341,324
Military Installation Dev. Auth. Rev.	1,000,000	4.00	6/1/52	793,490
ROAM Public Infrastructure District No. 1 G.O. [4]	500,000	4.25	3/1/51	419,320
UT Charter School Finance Auth. Rev. (Mountain Sunrise Academy) [4]	515,000	3.50	12/15/31	460,951
UT Hsg. Corp. Single Family Mtg. Rev.	20,000	5.75	1/1/33	20,032
UT Hsg. Corp. Single Family Mtg. Rev.	30,000	4.60	7/1/34	30,025
UT Hsg. Corp. Single Family Mtg. Rev. (FHA Insured)	190,000	4.00	1/1/36	192,909
West Valley City Municipal Building Auth. Rev. (AGM Insured)	400,000	5.00	2/1/39	439,740

				3,137,036

Vermont - 0.3%
Vermont Economic Dev. Auth. Mtg. Rev. (Wake Robin Corporation Proj.)	500,000	4.00	5/1/45	470,490
VT Hsg. Fin. Agy. Rev.	550,000	2.50	8/15/41	480,475
VT Hsg. Fin. Agy. Rev. (GNMA/FNMA/FHLMC Collateralized)	210,000	3.50	5/1/38	212,213

				1,163,178

Virginia - 0.3%
VA Hsg. Dev. Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	500,000	2.45	11/1/45	412,200
VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	400,000	4.13	7/1/33	404,104
VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	250,000	3.00	3/1/42	232,452
VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	200,000	3.25	3/1/52	181,516

				1,230,272

Washington - 2.7%
Kalispel Tribe of Indians Rev. [4]	300,000	5.25	1/1/38	332,949
King Co. Hsg. Auth. Rev.	1,000,000	3.00	11/1/39	985,790
King Co. Hsg. Auth. Rev. (Bellevue Manor and Abbey Ridge)	750,000	3.00	8/1/40	696,982
King County Hsg. Auth. Rev.	700,000	2.25	12/1/41	570,598
Pike Place Market Preservation Dev. Auth. Rev.	500,000	5.00	12/1/40	513,560
Seattle Hsg. Auth. Rev. (Hinoki Apartments Proj.)	500,000	3.00	6/1/52	431,160
Seattle Hsg. Auth. Rev. (Lam Bow Apartments Proj.)	500,000	2.38	6/1/41	425,345
Snohomish Co. Hsg. Auth. Rev.	500,000	4.00	4/1/44	520,145
Vancouver Hsg. Auth. Rev.	470,000	3.75	8/1/34	484,382
Vancouver Hsg. Auth. Rev. (Anthem Park & Columbia Hsg. Proj.)	1,000,000	3.00	6/1/38	964,630
Vancouver Hsg. Auth. Rev. (Van Vista Plaza Proj.)	1,000,000	3.30	12/1/51	965,110
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Bayview Manor Homes) [4]	250,000	5.00	7/1/31	258,268
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Bayview Manor Homes) [4]	1,000,000	5.00	7/1/36	1,026,420
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Horizon House Proj.) [4]	500,000	5.00	1/1/38	541,835
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Transforming Age Proj.) [4]	500,000	5.00	1/1/44	507,545
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Wesley Homes Lea Hill Proj.) [4]	300,000	5.00	7/1/36	305,943

				9,530,662

West Virginia - 0.5%
WV Hsg. Dev. Fund Rev.	250,000	3.75	11/1/32	254,375
WV Hsg. Dev. Fund Rev.	1,005,000	2.75	11/1/45	888,179

See accompanying notes to financial statements.

36	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
WV Hsg. Dev. Fund Rev.	1,005,000	2.50	11/1/51	806,442

				1,948,996

Wisconsin - 4.3%
Public Finance Auth. Rev. (Appalachian Regional Healthcare System Obligated Group)	500,000	4.00	7/1/46	505,770
Public Finance Auth. Rev. (Grand Hyatt San Antonio Hotel Acquisition Proj.)	500,000	5.00	2/1/52	529,000
Public Finance Auth. Rev. (Grand Hyatt San Antonio Hotel Acquisition Proj.) [4]	500,000	6.00	2/1/62	500,000
Public Finance Auth. Rev. (Presbyterian Villages of Michigan) [4]	895,000	4.75	11/15/53	846,026
WI Health & Education Facs. Auth. Rev. (PHW Oconomowoc, Inc. Proj.)	500,000	5.13	10/1/48	497,485
WI Health & Education Facs. Auth. Rev. (St. John’s Communities, Inc. Proj.)	500,000	5.00	9/15/45	522,755
WI Health & Educational Facs. Auth. Rev. (Benevolent Corp. Cedar Community)	300,000	5.00	6/1/37	313,218
WI Health & Educational Facs. Auth. Rev. (Hope Christian Schools)	615,000	3.00	12/1/31	561,932
WI Health & Educational Facs. Auth. Rev. (St. Camillus Health System, Inc.)	745,000	5.00	11/1/27	794,520
WI Health & Educational Facs. Auth. Rev. (St. Camillus Health System, Inc.)	350,000	5.00	11/1/46	361,795
WI Health & Educational Facs. Auth. Rev. (Three Pillars Senior Living Communities)	920,000	5.00	8/15/43	960,397
WI Housing & Economic Dev. Auth. Rev.	250,000	3.88	11/1/35	255,925
WI Housing & Economic Dev. Auth. Rev.	560,000	3.90	11/1/42	575,058
WI Housing & Economic Dev. Auth. Rev.	1,500,000	4.15	5/1/55	1,537,800
WI Housing & Economic Dev. Auth. Rev.	1,500,000	2.70	11/1/56	1,172,355
WI Housing & Economic Dev. Auth. Rev.	500,000	3.38	5/1/57	454,705
WI Housing & Economic Dev. Auth. Rev.	500,000	2.85	11/1/51	409,120
WI Public Finance Auth. Rev. (Carmelite System, Inc.)	500,000	5.00	1/1/45	545,970
WI Public Finance Auth. Rev. (Coral Academy of Science Reno) [4]	700,000	5.00	6/1/39	732,963
WI Public Finance Auth. Rev. (Delray Beach Radiation Therapy) [4]	750,000	6.25	11/1/28	711,758
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	16,520	9.00	1/1/46	435
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	16,287	9.00	1/1/47	406
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	447	12.00	1/1/47	11
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	16,171	9.00	1/1/48	391
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	390	12.00	1/1/48	9
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	16,055	9.00	1/1/49	374
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	384	11.00	1/1/49	9
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	15,822	9.00	1/1/50	349
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	372	11.00	1/1/50	8
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	17,334	9.00	1/1/51	370
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	365	11.00	1/1/51	8
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [1,2,4,5]	446,246	3.75	7/1/51	244,913
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	17,218	9.00	1/1/52	349
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	475	10.00	1/1/52	10
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	16,985	9.00	1/1/53	333
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	469	10.00	1/1/53	9
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	16,869	9.00	1/1/54	317
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	453	10.00	1/1/54	9
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	444	9.00	1/1/55	8
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	16,636	9.00	1/1/55	302
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	16,404	9.00	1/1/56	289
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	434	9.00	1/1/56	8
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,5]	23,656	5.50	7/1/56	15,228

See accompanying notes to financial statements.

MARCH 31, 2022	37

SCHEDULE OF INVESTMENTS

March 31, 2022

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	481	9.00	1/1/57	8
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	16,287	9.00	1/1/57	275
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	16,055	9.00	1/1/58	261
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	469	9.00	1/1/58	8
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	15,938	9.00	1/1/59	251
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	456	9.00	1/1/59	7
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	447	8.00	1/1/60	7
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	15,822	9.00	1/1/60	238
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	440	8.00	1/1/61	6
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	15,589	9.00	1/1/61	225
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	428	8.00	1/1/62	6
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	15,473	9.00	1/1/62	215
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	419	8.00	1/1/63	6
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	15,240	9.00	1/1/63	205
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	409	8.00	1/1/64	5
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	15,124	9.00	1/1/64	197
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	403	7.00	1/1/65	5
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	15,008	9.00	1/1/65	187
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	434	7.00	1/1/66	5
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	14,775	9.00	1/1/66	173
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	5,235	5.00	1/1/67	56
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	192,429	9.00	1/1/67	2,072
WI Public Finance Auth. Rev. (MD Proton Treatment Center) [4]	500,000	6.13	1/1/33	307,500
WI Public Finance Auth. Rev. (MN College of Osteopathic Medicine) [2,4,5]	7,608	5.50	12/1/48	3,804
WI Public Finance Auth. Rev. (North Carolina Leadership Academy) [4]	410,000	5.00	6/15/39	429,061
WI Public Finance Auth. Rev. (Roseman University Health Sciences)	135,000	5.00	4/1/25	139,896
WI Public Finance Auth. Rev. (Roseman University Health Sciences)	500,000	5.50	4/1/32	500,000
WI Public Finance Auth. Rev. (Searstone CCRC Project)	750,000	3.00	6/1/28	707,033
WI Public Finance Auth. Rev. (Southminster) [4]	250,000	5.00	10/1/43	260,108

				15,404,517

Wyoming - 0.1%
WY Community Dev. Auth. Rev.	280,000	4.05	12/1/38	280,490

Total Municipal Bonds (Cost: $353,712,245)				323,151,497

	Quantity
Investment Companies - 4.8%
BlackRock Long-Term Municipal Advantage Trust (BTA)	50,383			590,489
BlackRock MuniHoldings Fund, Inc. (MHD)	81,102			1,154,081
BlackRock MuniHoldings Investment Quality Fund (MFL)	85,398			1,046,980
BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	57,814			698,971
BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	21,538			275,902
BlackRock MuniYield Quality Fund III, Inc. (MYI)	71,171			893,196
BlackRock MuniYield Quality Fund, Inc. (MQY)	24,512			338,020
BNY Mellon Strategic Municipal Bond Fund, Inc. (DSM)	32,500			229,775
DWS Municipal Income Trust (KTF)	93,236			970,587

See accompanying notes to financial statements.

38	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)
DWS Strategic Municipal Income Trust (KSM)	29,351	303,489
Eaton Vance Municipal Bond Fund (EIM)	5,360	61,640
Invesco Advantage Municipal Income Trust II (VKI)	111,341	1,164,627
Invesco Municipal Opportunity Trust (VMO)	67,520	773,104
Invesco Municipal Trust (VKQ)	76,872	884,797
Invesco Pennsylvania Value Municipal Income Trust (VPV)	31,500	367,920
Invesco Quality Municipal Income Trust (IQI)	91,114	1,032,322
Invesco Trust for Investment Grade Municipals (VGM)	66,847	776,762
Invesco Value Municipal Income Trust (IIM)	45,799	638,438
Nuveen AMT-Free Municipal Credit Income Fund (NVG)	20,000	295,800
Nuveen AMT-Free Quality Municipal Income Fund (NEA)	168,972	2,220,292
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)	5,000	67,500
Nuveen Quality Municipal Income Fund (NAD)	163,973	2,190,679

Total Investment Companies (cost: $18,125,939)		16,975,371

Total Investments in Securities - 96.0% (cost: $371,838,184)		340,126,868

Other Assets and Liabilities, net - 4.0%		14,286,495

Net Assets - 100.0%		$354,413,363

[1]

Variable rate security. Rate disclosed is as of March 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[2]	Security considered illiquid by the Investment Adviser. The total value of such securities as of March 31, 2022 was $2,544,099 and represented 0.7% of net assets.
[4]

144A Restricted Security. The total value of such securities as of March 31, 2022 was $35,416,626 and represented 10.0% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]

The issuer is in default of interest or principal payments, or other debt covenants. Income is not being accrued. The total value of such securities as of March 31, 2022 was $2,623,937 and represented 0.7% of net assets.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying.
[9]

Municipal Lease Security. The total value of such securities as of March 31, 2022 was $5,384,025 and represented 1.5% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[14]	Step Coupon: A bond that pays a coupon rate that increases on a specified date(s). Rate disclosed is as of March 31, 2022.
[15]	Securities with a “N/A” maturity date have passed their stated maturity date and have pending restructuring arrangements.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

Short futures contracts outstanding as of March 31, 2022 were as follows:

Type	Contracts	Expiration Date	Notional Amount ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Short Futures: [10]
U.S. Treasury Long Bond	70	June 2022	(10,504,375)	277,885
U.S. Treasury 2-Year	100	June 2022	(21,192,188)	253,182
U.S. Treasury 5-Year	211	June 2022	(24,199,062)	573,793
U.S. Treasury 10-Year	189	June 2022	(23,223,375)	624,394

				1,729,254

[10]	The amount of $3,000,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of March 31, 2022.

See accompanying notes to financial statements.

MARCH 31, 2022	39

SCHEDULE OF INVESTMENTS

March 31, 2022

Sit Tax-Free Income Fund (Continued)

A summary of the levels for the Fund’s investments as of March 31, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Prices ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Municipal Bonds	—	323,151,497	—	323,151,497
Investment Companies	16,975,371	—	—	16,975,371
Futures	1,729,254	—	—	1,729,254

Total:	18,704,625	323,151,497	—	341,856,122

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

40	SIT MUTUAL FUNDS ANNUAL REPORT

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MARCH 31, 2022	41

Sit Minnesota Tax-Free Income Fund

OBJECTIVE & STRATEGY

The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

Fund Performance

The Sit Minnesota Tax-Free Income Fund provided a return of -4.56% during the 12-month period ended March 31, 2022, versus a return of -4.48% for its benchmark, the Bloomberg 5-year Municipal Bond Index for the same period. As of March 31, 2022, the Fund’s 30-day SEC yield was 2.46%, compared to the yield of 2.25% for the benchmark index. The Fund’s 12-month distribution rate was 2.52%.

Factors that Influenced the Fund’s Performance

The tax-exempt yield curve shifted much higher and flattened during the period, with short yields rising most. Yields for short maturities rose approximately 145-160 basis points during the period, most of which took place in 2022. Meanwhile, yields for intermediate and long maturities rose by approximately 100 basis points and 80 basis points, respectively, during the period also moving up aggressively in 2022. Net positive inflows for tax-exempt funds exceeded $48 billion for the period as tax-exempt fund flows provided strong support for the municipal market throughout 2021, before abruptly turning negative in early 2022. Municipal issuance for the year was about $460 billion, which trailed the prior year by about 9%, and became challenging for the market to absorb once fund flows turned negative. Credit spreads for tax-exempt bonds tightened in 2021 for A-rated and BBB-rated credits before reversing course in 2022 and widening to push municipal bond prices lower.

Minnesota’s budget and economic outlook have improved considerably since the onset of the Covid-19 pandemic. The February forecast for the state’s fiscal year 2022-23 biennium showed a projected surplus of $9.3 billion, driven by increased income tax collections, corporate profits and consumer spending. Minnesota’s unemployment rate of 2.7% compares favorably to the 3.8% national rate as of February 2022 and the state’s general obligation bond rating remains at AAA by S&P Global Ratings and Aa1 by Moody’s.

The Fund’s performance for the period was dampened in part because of a larger weighting of long duration bonds relative to the Fund’s benchmark, as longer bonds underperformed shorter bonds during the period. However, the Fund’s hedge in U.S. Treasury futures partially offset this deficit as Treasury yields rose significantly after the hedge was reinstated in late February 2022. Further, the performance of the Fund’s significant weighting in single-family mortgage revenue bonds significantly lagged the Fund’s benchmark during the period largely due to low coupon structures. In terms of credit quality, BBB-rated bonds were the best performing part of the Fund’s benchmark during the period and AAA-rated bonds the worst. Along the same lines, the Fund’s significant allocation to non-rated bonds, which performed relatively better with generally higher coupons, was a positive factor. The Fund also benefited from holdings in education/student loan revenue bonds and healthcare revenue bonds during the period.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Bloomberg 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

Outlook and Positioning

The Fund’s core strategy continues to emphasize current income as the primary driver of returns over the long run. Given the increase in short rates, we can now purchase shorter duration tax-exempt bonds at acceptable yields, and such bonds seem likely to become increasingly attractive. We are also buying bonds with expected average lives that are meaningfully shorter than their stated maturities at attractive average life yields. Housing-related sectors continue to remain a meaningful percentage of the Fund because of strong underlying fundamentals, totaling almost 40% of Fund assets as of the end of the period. Further, almost 24% of the Fund remains invested in non-rated bonds, which provide an attractive income advantage. We plan to increase the Fund’s allocation to higher coupon bonds and focus deeply on credit analysis to differentiate opportunities as they arise. We believe the Fund is well-positioned to achieve attractive risk-adjusted returns going forward.

Paul J. Jungquist, CFA

Senior Portfolio Manager

Information on this page is unaudited.

42	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2022

	Sit Minnesota Tax-Free Income Fund	Bloomberg 5-Year Muni Bond Index[1]	Lipper MN Muni. Bond Fund Index[2]
One Year	-4.56%	-4.48%	-3.76%
Five Year	2.19	1.51	2.06
Ten Year	2.72	1.78	2.54
Since Inception	4.26	3.86	4.04
(12/1/93)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

[1]

The Bloomberg 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, unmanaged rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

[2]	The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Single Family Mortgage	20.1%
Multifamily Mortgage	20.0
General Obligation	14.8
Education/Student Loan	14.7
Hospital/Health Care	14.0
Municipal Lease	6.0
Sectors less than 5%	9.1
Cash & Other Net Assets	1.3

Based on net assets as of March 31, 2022.

PORTFOLIO SUMMARY

Net Asset Value 3/31/22:	$9.94 Per Share
Net Asset Value 3/31/21:	$10.68 Per Share
Net Assets:	$628.2 Million
Average Maturity:	17.3 Years
Effective Duration:[3]	4.4 Years

[3]

Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities

A	0.7%
BBB	5.0
BB	16.9
<BB	1.4

Total	24.0%

Information on this page is unaudited.

MARCH 31, 2022	43

SCHEDULE OF INVESTMENTS

March 31, 2022

Sit Minnesota Tax-Free Income Fund

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Municipal Bonds - 98.3%
Education/Student Loan - 14.7%
Baytown Township Rev. (St. Croix Prep)	1,000,000	4.00	8/1/36	1,009,450
Baytown Township Rev. (St. Croix Prep)	1,250,000	4.00	8/1/41	1,251,413
Baytown Township Rev. (St. Croix Prep)	1,935,000	4.25	8/1/46	1,945,526
Bethel Charter School Lease Rev. (Spectrum High School Proj.)	900,000	4.00	7/1/32	901,638
Bethel Charter School Lease Rev. (Spectrum High School Proj.)	1,100,000	4.00	7/1/37	1,093,730
Bethel Charter School Lease Rev. (Spectrum High School Proj.)	1,750,000	4.25	7/1/47	1,741,845
Brooklyn Park Charter School Lease Rev. (Athlos Leadership Academy Proj.)	605,000	5.25	7/1/30	621,807
Cologne Charter School Lease Rev. (Cologne Academy Proj.)	295,000	4.00	7/1/22	296,071
Cologne Charter School Lease Rev. (Cologne Academy Proj.)	320,000	4.00	7/1/24	328,205
Cologne Charter School Lease Rev. (Cologne Academy Proj.)	575,000	5.00	7/1/29	595,039
Cologne Charter School Lease Rev. (Cologne Academy Proj.)	500,000	5.00	7/1/34	513,720
Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	855,000	5.25	7/1/37	906,890
Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	600,000	5.25	7/1/40	633,954
Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	1,000,000	5.50	7/1/50	1,057,270
Duluth Hsg. & Redevelopment Auth. Rev. (Public School Academy Proj.)	1,100,000	5.00	11/1/38	1,144,935
Duluth Hsg. & Redevelopment Auth. Rev. (Public School Academy Proj.)	350,000	5.00	11/1/48	358,848
Forest Lake Charter School Lease Rev. (Lake International Language Academy)	495,000	4.50	8/1/26	507,499
Forest Lake Charter School Lease Rev. (Lake International Language Academy)	1,000,000	5.00	8/1/36	1,066,660
Forest Lake Charter School Lease Rev. (Lake International Language Academy)	850,000	5.50	8/1/36	871,777
Ham Lake Charter School Lease Rev. (Davinci Academy Proj.)	875,000	5.00	7/1/31	918,811
Ham Lake Charter School Lease Rev. (Davinci Academy Proj.)	1,000,000	5.00	7/1/36	1,045,640
Ham Lake Charter School Lease Rev. (Parnassus Prep. Sch. Proj.)	1,000,000	4.00	11/1/26	1,022,740
Ham Lake Charter School Lease Rev. (Parnassus Prep. Sch. Proj.)	2,720,000	5.00	11/1/36	2,869,818
Hugo Charter School Lease Rev. (Noble Academy Proj.)	750,000	5.00	7/1/29	769,927
Hugo Charter School Lease Rev. (Noble Academy Proj.)	1,000,000	5.00	7/1/34	1,020,740
Independence Charter School Lease Rev. (Beacon Academy Proj.)	375,000	4.25	7/1/26	376,714
Independence Charter School Lease Rev. (Beacon Academy Proj.)	750,000	4.75	7/1/31	753,375
Independence Charter School Lease Rev. (Beacon Academy Proj.)	1,200,000	5.00	7/1/36	1,199,904
Independence Charter School Lease Rev. (Paladin High School Proj.)	225,000	3.25	6/1/31	199,543
Independence Charter School Lease Rev. (Paladin High School Proj.)	1,410,000	4.00	6/1/51	1,161,022
Minneapolis Charter School Lease Rev. (Hiawatha Academy Proj.)	725,000	4.00	7/1/26	736,549
Minneapolis School Lease Rev. (Friendship Academy of the Arts) [4]	585,000	4.00	12/1/31	560,933
Minneapolis School Lease Rev. (Friendship Academy of the Arts) [4]	1,385,000	5.25	12/1/43	1,401,094
Minneapolis School Lease Rev. (Twin Cities International School) [4]	1,000,000	4.25	12/1/27	1,031,410
Minneapolis School Lease Rev. (Twin Cities International School) [4]	1,000,000	5.00	12/1/37	1,046,010
MN Higher Education Fac. Auth. Rev. (Augsburg College)	3,275,000	4.25	5/1/40	3,194,140
MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	1,200,000	5.00	5/1/37	1,260,888
MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	3,500,000	5.00	5/1/47	3,636,360
MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	1,900,000	5.00	3/1/37	2,047,706
MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	1,000,000	4.00	3/1/43	1,029,380
MN Higher Education Fac. Auth. Rev. (College of St. Scholastica)	1,100,000	4.00	12/1/40	1,148,906
MN Higher Education Fac. Auth. Rev. (Gustavus Adolphus College)	1,250,000	4.00	10/1/41	1,313,100
MN Higher Education Fac. Auth. Rev. (Macalester College)	300,000	3.00	3/1/43	280,875
MN Higher Education Fac. Auth. Rev. (St. Johns Univ.)	500,000	3.00	10/1/37	488,955

See accompanying notes to financial statements.

44	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
MN Higher Education Fac. Auth. Rev. (St. Olaf College)	500,000	4.00	10/1/32	529,765
MN Higher Education Fac. Auth. Rev. (St. Olaf College)	500,000	4.00	10/1/34	528,890
MN Higher Education Fac. Auth. Rev. (St. Olaf College)	500,000	4.00	10/1/35	528,675
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	750,000	5.00	4/1/35	817,132
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	3,150,000	4.00	4/1/39	3,297,199
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	850,000	5.00	10/1/40	970,844
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	750,000	4.00	10/1/41	789,885
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	4,000,000	4.00	10/1/44	4,176,720
MN Office of Higher Education Rev. [8]	3,095,000	2.65	11/1/38	2,845,822
MN Office of Higher Education Rev. [8]	2,855,000	4.00	11/1/37	2,917,268
Moorhead Educational Fac. Rev. (Concordia College Corp. Proj.)	1,250,000	5.00	12/1/40	1,317,450
Ramsey Lease Rev. (Pact Charter School Proj.)	385,000	5.00	12/1/26	385,662
Ramsey Lease Rev. (Pact Charter School Proj.)	1,850,000	5.50	12/1/33	1,853,348
Savage Charter School Lease Rev. (Aspen Academy)	500,000	4.00	10/1/26	505,350
Savage Charter School Lease Rev. (Aspen Academy)	1,000,000	4.75	10/1/31	1,023,530
St. Cloud Charter School Lease Rev. (Stride Academy Proj.)	1,850,000	5.00	4/1/36	1,606,725
St. Paul Hsg. & Redev. Auth.	700,000	5.00	12/1/30	739,263
St. Paul Hsg. & Redev. Auth.	1,150,000	5.00	12/1/37	1,210,352
St. Paul Hsg. & Redev. Auth.	705,000	5.00	12/1/46	737,381
St. Paul Hsg. & Redev. Auth. (German Immersion School)	205,000	4.00	7/1/23	206,421
St. Paul Hsg. & Redev. Auth. (German Immersion School)	855,000	5.00	7/1/33	868,005
St. Paul Hsg. & Redev. Auth. (German Immersion School)	500,000	5.00	7/1/44	506,270
St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj.)	555,000	4.25	12/1/23	561,022
St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj.)	1,500,000	5.00	12/1/33	1,515,750
St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj.)	390,000	5.13	12/1/38	394,021
St. Paul Hsg. & Redev. Auth. (Hope Community Academy Proj.)	720,000	4.50	12/1/29	696,838
St. Paul Hsg. & Redev. Auth. (Hope Community Academy Proj.)	500,000	5.00	12/1/45	479,220
St. Paul Hsg. & Redev. Auth. (Math & Science Academy) [4]	1,000,000	3.00	6/1/31	888,380
St. Paul Hsg. & Redev. Auth. (Math & Science Academy) [4]	1,225,000	4.00	6/1/51	1,002,344
St. Paul Hsg. & Redev. Auth. (Nova Classical Academy Proj.)	350,000	2.00	9/1/26	328,034
St. Paul Hsg. & Redev. Auth. (Nova Classical Academy Proj.)	350,000	4.00	9/1/31	354,224
St. Paul Hsg. & Redev. Auth. (St. Paul Conservatory for Performing Artists)	1,135,000	4.63	3/1/43	1,136,805
St. Paul Hsg. & Redev. Auth. (Twin Cities Academy Proj.)	965,000	4.00	7/1/25	984,155
St. Paul Hsg. & Redev. Auth. (Twin Cities Academy Proj.)	955,000	5.00	7/1/35	983,707
St. Paul Hsg. & Redev. Auth. (Twin Cities German Immersion School)	555,000	5.00	7/1/49	580,674
St. Paul Hsg. & Redev. Auth. Rev. (Community of Peace Academy Proj.)	600,000	4.00	12/1/39	625,080
St. Paul Hsg. & Redev. Auth. Rev. (Community of Peace Academy Proj.)	1,000,000	4.00	12/1/49	1,026,900
St. Paul Hsg. & Redev. Auth. Rev. (Metro Deaf School Proj.) [4]	700,000	5.00	6/15/38	722,470
St. Paul Hsg. & Redev. Auth. Rev. (Nova Classical Academy Proj.)	600,000	4.00	9/1/36	602,628
St. Paul Hsg. & Redev. Auth. Rev. (Nova Classical Academy Proj.)	1,000,000	4.13	9/1/47	988,320
Victoria Private School Fac. Rev. (Holy Family Catholic High)	1,090,000	4.00	9/1/23	1,070,097
Woodbury Charter School Lease Rev.	500,000	3.00	12/1/30	489,710
Woodbury Charter School Lease Rev.	400,000	4.00	12/1/40	415,212
Woodbury Charter School Lease Rev.	555,000	4.00	12/1/50	567,943

				92,136,308

See accompanying notes to financial statements.

MARCH 31, 2022	45

SCHEDULE OF INVESTMENTS

March 31, 2022

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Escrowed To Maturity/Prerefunded - 1.4%
Goodhue Co. Education District No. 6051 Lease Rev.	1,030,000	5.00	2/1/34	1,086,032
Goodhue Co. Education District No. 6051 Lease Rev.	1,500,000	5.00	2/1/39	1,581,600
Lakeville Hsg. & Redev. Auth. Parking Rev. (Ice Arena. Proj.)	1,250,000	4.00	2/1/32	1,338,400
Western MN Municipal Power Agy. Rev.	4,725,000	5.00	1/1/46	4,983,174

				8,989,206

General Obligation - 14.8%
Anoka-Hennepin Independent School District No. 11	3,850,000	3.00	2/1/45	3,721,988
Apple Valley G.O.	365,000	2.00	12/15/41	281,601
Blooming Prairie Independent School District No. 756	1,300,000	2.25	2/1/45	1,007,617
Brainerd Independent School District No. 181	1,000,000	4.00	2/1/42	1,058,680
Brainerd Independent School District No. 181	4,000,000	4.00	2/1/43	4,229,120
Brooklyn Center Independent School District No. 286	4,000,000	4.00	2/1/40	4,227,280
Duluth Independent School District No. 709 [6]	1,325,000	1.90	2/1/31	984,714
Duluth Independent School District No. 709 [6]	1,080,000	2.03	2/1/32	773,366
Duluth Independent School District No. 709 [6]	1,075,000	2.15	2/1/33	738,676
Elk River Independent School District No. 728	5,000,000	3.00	2/1/40	4,860,300
Fosston Independent School District No. 601	1,000,000	4.00	2/1/38	1,050,750
Itasca County Independent School District No. 318	4,050,000	2.00	2/1/39	3,220,236
Itasca County Independent School District No. 318	4,250,000	2.00	2/1/40	3,341,265
Itasca G.O.	2,500,000	2.38	2/1/45	1,989,650
Itasca G.O.	4,000,000	2.50	2/1/50	3,134,400
Lakeville Independent School District No. 194	500,000	2.00	2/1/37	412,820
Long Prairie G.O. [8]	750,000	4.00	2/1/37	763,372
Madison Lake G.O.	590,000	2.13	2/1/42	478,897
Minneapolis Capital Improvement	4,000,000	4.00	12/1/43	4,264,720
Minneapolis Capital Improvement	2,000,000	4.00	12/1/46	2,125,120
Minneapolis G.O.	5,000,000	3.00	12/1/42	5,016,750
Minneapolis Special School District No. 1	1,000,000	4.00	2/1/40	1,086,560
Minnetonka Independent School District No. 276	1,900,000	5.00	2/1/41	2,022,968
Moorhead G.O.	605,000	2.00	2/1/38	479,323
Moorhead G.O.	605,000	2.00	2/1/39	473,116
Moorhead G.O.	365,000	2.13	2/1/40	288,175
Moorhead G.O.	370,000	2.13	2/1/41	288,974
Moorhead G.O.	510,000	2.13	2/1/42	393,394
Morrison Co. Education District No. 6979	1,000,000	4.50	2/1/34	1,003,360
North Mankato G.O.	1,000,000	2.00	2/1/37	822,510
North Mankato G.O.	700,000	2.00	2/1/38	568,330
Norwood Young America Independent School District No. 108	2,000,000	2.13	2/1/41	1,603,140
Norwood Young America Independent School District No. 108	1,400,000	2.13	2/1/42	1,106,574
Norwood Young America Independent School District No. 108	1,500,000	2.25	2/1/45	1,158,015
Owatonna Independent School District No. 761	750,000	2.13	2/1/40	608,010
Richfield Independent School District No. 280	6,000,000	4.00	2/1/37	6,327,000
Robbinsdale Independent School District No. 281	1,000,000	2.25	2/1/41	822,430
Roseau Independent School District No. 682	750,000	2.25	2/1/46	572,123

See accompanying notes to financial statements.

46	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Roseville Independent School District No. 623	930,000	4.00	2/1/35	988,469
Roseville Independent School District No. 623	4,895,000	4.00	2/1/36	5,189,043
Sauk Centre Independent School District No. 743	1,000,000	2.00	2/1/39	806,110
Sauk Centre Independent School District No. 743	1,000,000	2.00	2/1/40	797,850
South Washington Co. Independent School District No. 833	5,000,000	4.00	2/1/31	5,317,550
Springfield Independent School District No. 85	750,000	2.00	2/1/39	593,917
Springfield Independent School District No. 85	500,000	2.00	2/1/40	392,855
St. Cloud G.O.	1,090,000	2.00	2/1/41	897,070
St. Cloud G.O.	560,000	2.00	2/1/42	453,107
St. Francis Independent School District No. 15	750,000	4.00	2/1/36	760,852
St. Paul Independent School District No. 625	2,475,000	2.00	2/1/40	1,948,097
State of Minnesota G.O.	5,550,000	2.00	9/1/41	4,292,592
United Hospital District Health Care Facs. G.O (Lake Wood Health System)	1,005,000	5.00	12/1/30	1,113,128
Worthington Independent School District No. 518	500,000	3.00	2/1/40	504,010
Zumbrota-Mazeppa Independent School District No. 2805	1,500,000	2.50	2/1/44	1,276,680

				92,636,654

Hospital/Health Care - 14.0%
Anoka Health Care and Hsg. Facs. Rev.	1,135,000	5.38	11/1/34	1,170,264
Anoka Health Care and Hsg. Facs. Rev. (Walker Methodist Plaza)	1,500,000	5.25	7/1/35	1,443,090
Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	250,000	5.00	11/1/29	264,268
Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	3,000,000	4.50	11/1/34	3,110,640
Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	500,000	5.00	11/1/44	520,175
Chatfield Health Care and Hsg. Facs. Rev. (Chosen Valley Care Center)	500,000	5.00	9/1/44	487,475
Chatfield Health Care and Hsg. Facs. Rev. (Chosen Valley Care Center)	1,225,000	5.00	9/1/52	1,162,648
Chippewa Co. Rev. (Monte Video Hospital Proj.)	2,000,000	4.00	3/1/32	2,027,380
Crookston Health Care Facs. Rev. (Riverview Health Care Proj.)	1,000,000	4.00	5/1/32	955,560
Crookston Health Care Facs. Rev. (Riverview Health Care Proj.)	1,000,000	5.00	5/1/34	1,000,270
Crookston Health Care Facs. Rev. (Riverview Health Care Proj.)	1,000,000	5.00	5/1/38	989,070
Dakota Co. Community Dev. Agy. (Sanctuary at W. St. Paul Proj.)	1,700,000	5.75	8/1/30	1,406,529
Dakota Co. Community Dev. Agy. (Sanctuary at W. St. Paul Proj.)	1,050,000	6.00	8/1/35	854,196
Duluth Economic Dev. Auth. Rev. (Benedictine Health System)	1,625,000	4.00	7/1/31	1,637,123
Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	400,000	4.00	6/15/35	423,140
Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	170,000	4.00	6/15/35	179,563
Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	375,000	4.00	6/15/36	396,251
Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	170,000	4.00	6/15/36	179,379
Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	350,000	4.00	6/15/37	369,449
Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	170,000	4.00	6/15/37	179,205
Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	150,000	4.00	6/15/38	157,855
Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	375,000	4.00	6/15/38	395,107
Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	150,000	4.00	6/15/39	157,590
Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	225,000	4.00	6/15/39	236,632
Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	850,000	3.00	6/15/44	734,859
Duluth Economic Dev. Auth. Rev. (St. Luke Hospital of Duluth)	1,955,000	6.00	6/15/39	1,973,768
Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	2,110,000	4.00	4/1/31	2,111,097
Hayward Hsg. & Health Care Fac. Rev. (St. John Lutheran Home of Albert Lea Proj.)	1,900,000	5.00	10/1/34	1,740,894
Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	825,000	5.00	5/1/32	921,278

See accompanying notes to financial statements.

MARCH 31, 2022	47

SCHEDULE OF INVESTMENTS

March 31, 2022

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	4,175,000	4.00	5/1/37	4,416,148
Maple Grove Health Care System Rev. (Memorial Health Care)	1,375,000	4.00	9/1/35	1,431,952
Minneapolis Health Care System Rev. (Fairview Health Services)	2,590,000	5.00	11/15/34	2,812,377
Minneapolis Health Care System Rev. (Fairview Health Services)	1,000,000	4.00	11/15/38	1,033,820
Minneapolis Health Care System Rev. (Fairview Health Services)	2,500,000	5.00	11/15/49	2,816,325
Moorhead Economic Dev. Auth. Rev.	550,000	4.60	9/1/25	543,158
Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	1,500,000	5.50	8/1/28	1,503,090
Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	1,000,000	6.00	8/1/36	1,005,700
Puerto Rico Industrial Tourist Educational Medical & Environmental Ctl. Facs. Fin. Auth. Rev. [11]	175,000	4.00	7/1/37	184,088
Puerto Rico Industrial Tourist Educational Medical & Environmental Ctl. Facs. Fin. Auth. Rev. [11]	200,000	4.00	7/1/39	209,676
Puerto Rico Industrial Tourist Educational Medical & Environmental Ctl. Facs. Fin. Auth. Rev. [11]	220,000	4.00	7/1/41	230,098
Rochester Health Care Facs. Rev. (Mayo Clinic)	5,000,000	5.00	11/15/33	6,247,400
Rochester Health Care Facs. Rev. (Mayo Clinic)	7,500,000	4.00	11/15/48	7,922,550
Rochester Health Care Facs. Rev. (Mayo Clinic)	1,300,000	4.00	11/15/39	1,414,049
Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	745,000	5.00	9/1/28	791,205
Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	1,350,000	5.00	9/1/34	1,435,091
St. Cloud Health Care Rev. (CentraCare Health System Proj.)	2,500,000	4.00	5/1/37	2,637,250
St. Cloud Health Care Rev. (CentraCare Health System Proj.)	3,750,000	5.00	5/1/46	4,097,775
St. Cloud Health Care Rev. (CentraCare Health System Proj.)	500,000	5.00	5/1/48	566,220
St. Cloud Health Care Rev. (CentraCare Health System Proj.)	500,000	4.00	5/1/49	527,585
St. Louis Park Health Care Facs. Rev. (Mount Olivet Careview Home Health Proj.) [1]	2,250,000	4.60	6/1/41	2,131,763
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Fairview Health Services Proj.)	750,000	4.00	11/15/35	778,583
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Fairview Health Services Proj.)	4,000,000	4.00	11/15/43	4,110,520
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Fairview Health Services Proj.)	1,000,000	5.00	11/15/47	1,111,180
St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	4,800,000	5.00	7/1/32	5,187,360
St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	2,000,000	5.00	7/1/33	2,160,100
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	2,150,000	5.00	5/1/38	2,163,997
Victoria Health Care Facs. Rev. (Augustana Emerald Care LLC)	525,000	4.25	8/1/24	518,348
West St. Paul Hsg. & Health Care Rev. (Walker Westwood Ridge Camp)	1,000,000	5.00	11/1/37	963,280

				88,135,443

Industrial/Pollution Control - 0.5%
St. Paul Port Auth. Rev. [8]	1,000,000	4.00	10/1/40	1,032,220
St. Paul Port Auth. Rev.	1,000,000	4.00	10/1/42	1,036,280
St. Paul Port Auth. Solid Waste Disposal Rev. (Gerdau St. Paul Steel Mill Proj.) [4,8]	1,000,000	4.50	10/1/37	1,002,930

				3,071,430

Insured - 0.6%
Guam Power Auth. Rev. (AGM Insured) [11]	500,000	5.00	10/1/30	507,430
Luverne Electric Rev.	500,000	3.00	12/1/44	477,820
Luverne Electric Rev.	500,000	3.00	12/1/47	464,470
Luverne Electric Rev.	1,300,000	3.00	12/1/51	1,186,848
Virgin Islands Public Fin. Auth. (Gross Receipts Taxes Loan Note) (NATL Insured) [11]	1,000,000	5.00	10/1/23	1,014,660

				3,651,228

Multifamily Mortgage - 20.0%
Anoka Hsg. Rev. (Homestead at Anoka, Inc. Proj.)	1,000,000	4.75	11/1/35	1,026,050
Anoka Hsg. Rev. (Homestead at Anoka, Inc. Proj.)	1,000,000	5.50	11/1/46	1,053,030

See accompanying notes to financial statements.

48	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Apple Valley Economic Dev. Auth. Rev. (Augustana Healthcare Center)	500,000	3.90	2/1/31	455,425
Apple Valley Economic Dev. Auth. Rev. (Augustana Healthcare Center)	500,000	4.15	2/1/36	437,410
Apple Valley Rev. (Orchard Path Phase II Proj.)	260,000	4.00	9/1/30	261,937
Apple Valley Rev. (Orchard Path Phase II Proj.)	300,000	4.00	9/1/36	294,951
Apple Valley Rev. (Orchard Path Phase II Proj.)	440,000	4.00	9/1/41	421,062
Apple Valley Rev. (Orchard Path Phase II Proj.)	830,000	4.00	9/1/51	752,611
Apple Valley Rev. (Orchard Path Phase II Proj.)	750,000	4.00	9/1/61	658,597
Apple Valley Senior Hsg. Rev. (Orchard Path Proj.)	2,000,000	5.00	9/1/58	2,006,100
Apple Valley Senior Hsg. Rev. (Presbyterian Homes)	1,500,000	5.00	9/1/43	1,518,660
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	475,000	4.00	1/1/25	442,529
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,045,000	4.00	1/1/25	1,018,729
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,175,000	4.00	1/1/26	1,129,845
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,100,000	6.75	1/1/27	968,473
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	950,000	4.00	1/1/30	853,832
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,430,000	4.25	1/1/37	1,208,450
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	950,000	7.00	1/1/37	701,470
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	2,640,000	4.38	1/1/47	2,067,648
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	2,850,000	5.00	1/1/47	1,914,060
Bethel Rev. (Grandview Christian Home Proj.)	3,000,000	5.00	10/1/41	3,015,540
Blaine Senior Hsg. & Health Care Fac. Rev. (Crest View Senior Community Proj.)	1,630,000	5.13	7/1/25	1,550,668
Blaine Senior Hsg. & Health Care Fac. Rev. (Crest View Senior Community Proj.)	1,645,000	5.75	7/1/35	1,388,610
Blaine Senior Hsg. & Health Care Fac. Rev. (Crest View Senior Community Proj.)	2,000,000	6.13	7/1/45	1,659,400
Cambridge Hsg. & Health Care Facs. Rev. (Walker Methodist Levande, LLC Proj.)	1,250,000	5.13	3/1/39	1,278,100
Champlin Multifamily Hsg. Rev. (Champlin Drive Apts.)	425,000	6.00	1/1/27	425,489
Chisago Hsg. and Health Care Rev. (CDL Homes LLC)	750,000	6.00	8/1/33	765,517
Cloquet Rev. (HADC Cloquet, LLC Proj.)	180,000	2.20	8/1/28	161,015
Cloquet Rev. (HADC Cloquet, LLC Proj.)	250,000	2.60	8/1/30	219,065
Cloquet Rev. (HADC Cloquet, LLC Proj.)	200,000	2.80	8/1/31	173,912
Cloquet Rev. (HADC Cloquet, LLC Proj.)	200,000	3.20	8/1/34	170,310
Cloquet Rev. (HADC Cloquet, LLC Proj.)	500,000	4.00	8/1/41	440,175
Cloquet Rev. (HADC Cloquet, LLC Proj.)	500,000	4.00	8/1/48	417,595
Columbus Hsg. Rev. (Richfield Senior Hsg., Inc.)	1,000,000	5.00	1/1/34	888,580
Columbus Hsg. Rev. (Richfield Senior Hsg., Inc.)	1,000,000	5.25	1/1/40	869,400
Crystal Multifamily Hsg. Rev. (Cavanagh Proj.)	2,500,000	5.25	6/1/31	2,347,325
Dakota Co. Community Dev. Agy. (Glen at Valley Creek Proj.)	1,400,000	4.50	8/1/36	1,312,542
Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev.	3,500,000	4.00	1/1/42	3,545,710
Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev. (The Quill Proj.) [4]	2,500,000	3.55	4/1/39	2,108,650
Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev. (Walker Highviews Hills LLC) [4]	750,000	5.00	8/1/36	752,805
Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev. (Walker Highviews Hills LLC) [4]	500,000	5.00	8/1/51	501,385
Deephaven Hsg. & Healthcare Rev. (St. Therese Senior Living Proj.)	1,345,000	5.00	4/1/38	1,296,217
Fridley Multifamily Hsg. Rev. (Village Green Apartments Proj.)	3,364,004	3.75	11/1/34	3,447,364
Hayward Health Care Fac. Rev. (American Baptist Homes Midwest Proj.)	1,350,000	5.38	8/1/34	1,250,478
Hayward Health Care Fac. Rev. (American Baptist Homes Midwest Proj.)	500,000	5.75	2/1/44	458,165
Independence Health Care Facs. Rev. (Augustana Chapel View Home)	250,000	4.00	12/1/32	229,135
Maple Plain Senior Hsg. Health Care Rev. (Haven Home Inc Proj.)	500,000	5.00	7/1/39	510,585
Maple Plain Senior Hsg. Health Care Rev. (Haven Home Inc Proj.)	1,000,000	4.45	7/1/44	947,160

See accompanying notes to financial statements.

MARCH 31, 2022	49

SCHEDULE OF INVESTMENTS

March 31, 2022

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Maple Plain Senior Hsg. Health Care Rev. (Haven Home Inc Proj.)	1,000,000	5.00	7/1/49	1,007,250
Minneapolis & St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Rev. (GNMA Collateralized) [8]	2,765,000	4.75	1/20/42	2,767,433
Minneapolis Multifamily Hsg. Rev. (14th & Central LLLP Proj.) (FNMA Collateralized)	5,000,000	2.35	2/1/38	4,528,300
Minneapolis Multifamily Hsg. Rev. (Greenway Heights Family Housing)	1,015,000	5.75	7/15/31	1,027,251
Minneapolis Senior Hsg. & Health Care Rev. (Ecumen Mill City Quarter)	375,000	4.75	11/1/28	375,023
Minneapolis Senior Hsg. & Health Care Rev. (Ecumen Mill City Quarter)	1,500,000	5.00	11/1/35	1,494,090
Minneapolis Student Hsg. Rev. (Riverton Community Housing Proj.) [4]	1,000,000	4.75	8/1/43	1,013,190
Minneapolis Student Hsg. Rev. (Riverton Community Housing Proj.) [4]	500,000	5.00	8/1/53	510,875
Minnetonka MF Hsg. Rev. (Elmbrooke & Golden Valley Townhome Proj.) (FNMA Collateralized)	1,885,864	3.00	11/1/34	1,805,658
MN Hsg. Fin. Agy. Rental Hsg. Rev.	1,000,000	5.20	8/1/43	1,025,380
Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	280,000	4.65	9/1/26	275,176
Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	1,000,000	5.00	9/1/32	963,790
Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	250,000	5.13	9/1/37	235,863
New Ulm Economic Dev. Auth. Rev. (HADC Ridgeway Proj.)	1,500,000	5.00	8/1/39	1,399,320
North Oaks Rev. (Waverly Gardens Proj.)	150,000	4.25	10/1/41	155,712
North Oaks Senior Hsg. Rev. (Waverly Gardens Proj.)	2,000,000	4.00	10/1/33	2,073,220
North Oaks Senior Hsg. Rev. (Waverly Gardens Proj.)	1,500,000	5.00	10/1/35	1,592,625
North Oaks Senior Hsg. Rev. (Waverly Gardens Proj.)	1,000,000	5.00	10/1/47	1,053,830
Otsego Rev. (Riverview Landing Proj.)	1,500,000	5.00	10/1/42	1,507,650
Rochester Health Care & Hsg. Rev. (Homestead Rochester, Inc.)	1,950,000	5.00	12/1/30	1,959,516
Rochester Health Care & Hsg. Rev. (Homestead Rochester, Inc.)	1,325,000	5.00	12/1/49	1,204,160
Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	1,000,000	5.00	8/1/37	1,010,290
Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	1,800,000	5.00	8/1/48	1,802,052
Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	720,000	6.38	12/1/33	743,494
Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	2,500,000	6.50	12/1/35	2,581,250
Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	250,000	6.88	12/1/48	258,113
Rochester Multifamily Hsg. Rev. (Essex Place Apartments Proj.) (FHLMC)	4,000,000	3.75	6/1/29	4,005,720
Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	1,135,000	5.25	9/1/27	1,138,121
Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	1,000,000	5.25	9/1/30	1,001,540
Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	2,150,000	5.30	9/1/37	2,154,493
Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	1,275,000	5.00	9/1/42	1,229,113
Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	1,705,000	5.13	1/1/39	1,568,890
St. Anthony Multifamily Hsg. Rev. (Silver Lake Village Hsg.)	250,000	5.75	12/1/28	259,505
St. Anthony Multifamily Hsg. Rev. (Silver Lake Village Hsg.)	2,000,000	6.00	12/1/30	2,076,060
St. Joseph Senior Hsg. & Health Care Rev. (Woodcrest of Country Manor Proj.)	750,000	4.25	7/1/39	677,407
St. Joseph Senior Hsg. & Health Care Rev. (Woodcrest of Country Manor Proj.)	1,125,000	4.25	7/1/44	978,300
St. Joseph Senior Hsg. & Health Care Rev. (Woodcrest of Country Manor Proj.)	1,500,000	5.00	7/1/55	1,438,920
St. Louis Park Rev. (Roitenberg Family Assisted)	620,000	4.63	8/15/44	595,324
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	3,475,000	4.25	12/1/27	3,589,814
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	2,400,000	5.00	12/1/47	2,543,712
St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	285,000	5.20	11/1/22	285,194
St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	1,000,000	5.30	11/1/30	1,000,070
St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	2,590,000	5.38	5/1/43	2,481,246
St. Paul Park Health Care Facs. Rev (Presbyterian Homes Interlu Proj.)	1,000,000	5.00	5/1/43	1,031,700
St. Paul Park Hsg. Rev. (Buffalo Senior Housing Proj.)	1,115,000	5.00	10/1/38	1,022,210
St. Paul Park Senior Hsg. Rev. (Presbyterian Homes Bloomin Proj.)	1,000,000	5.00	9/1/42	1,022,930

See accompanying notes to financial statements.

50	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
St. Peter Hsg. & Health Care Fac. Rev. (Ecumen Second Century & Owatonna Senior Living Proj.)	875,000	5.00	3/1/40	888,510
Vergas Hsg. & Healthcare Facs. Rev. (CDL Homes Proj.)	1,000,000	4.25	8/1/43	934,630
Vergas Rev. (CDL Homes Proj.)	235,000	4.00	8/1/25	235,555
Wayzata Senior Hsg. Rev. (Folkestone Senior Living Community)	1,500,000	4.00	8/1/44	1,437,825
Wayzata Senior Hsg. Rev. (Folkestone Senior Living Community)	1,000,000	5.00	8/1/49	1,028,090
Wayzata Senior Hsg. Rev. (Folkestone Senior Living Community)	2,750,000	5.00	8/1/54	2,816,330
West St. Paul Hsg. & Health Care Rev. (Walker Westwood Ridge Camp)	250,000	5.00	11/1/49	225,482
Willmar Hsg. & Redev. Auth. Multifamily Rev. (Eagle Ridge Apartments)	2,610,000	4.63	4/1/30	2,546,133

				125,905,101

Municipal Lease - 6.0% [9]
Anoka-Hennepin Independent School District No. 11 Lease Rev.	600,000	4.00	2/1/41	608,682
Chaska Economic Dev. Auth. Lease Rev.	1,100,000	4.00	2/1/31	1,149,687
Chaska Economic Dev. Auth. Lease Rev.	500,000	4.00	2/1/35	520,915
Duluth Independent School District No. 709	1,875,000	2.60	3/1/28	1,768,294
Duluth Independent School District No. 709	920,000	3.00	3/1/32	831,938
Duluth Independent School District No. 709	750,000	4.20	3/1/34	746,498
Golden Valley Hsg. & Redev. Auth. Rev.	500,000	4.00	2/1/32	511,755
Guam Education Fin. Foundation [11]	1,730,000	5.00	10/1/22	1,748,978
Hibbing Independent School District No. 701	2,000,000	3.00	3/1/41	2,022,040
Lake Agassiz Education Cooperative No. 0397-52	645,000	2.50	2/1/32	561,169
Lake Agassiz Education Cooperative No. 0397-52	365,000	2.75	2/1/36	315,323
Minnetonka Independent School District No. 276	300,000	4.00	3/1/33	313,896
Minnetonka Independent School District No. 276	400,000	3.00	3/1/42	387,020
Minnetonka Independent School District No. 276	500,000	3.00	7/1/50	492,245
Minnetonka Independent School District No. 276	1,410,000	2.25	2/1/44	1,108,246
Minnetonka Independent School District No. 276	500,000	4.50	1/1/41	524,670
Minnetonka Independent School District No. 276	1,000,000	2.13	2/1/41	796,040
Minnetonka Independent School District No. 276	750,000	2.38	7/1/51	584,805
MN Hsg. Fin. Agy. Hsg. Infrastructure (State Appropriation)	1,040,000	4.00	8/1/36	1,128,733
MN Hsg. Fin. Agy. Hsg. Infrastructure (State Appropriation)	580,000	4.00	8/1/37	627,705
MN Hsg. Fin. Agy. Hsg. Infrastructure (State Appropriation)	945,000	4.00	8/1/40	1,016,716
MN Hsg. Fin. Agy. Rev.	515,000	4.00	8/1/39	551,936
MN Hsg. Fin. Agy. Rev.	535,000	4.00	8/1/40	572,589
MN Hsg. Fin. Agy. Rev.	405,000	3.00	8/1/38	403,246
MN Hsg. Fin. Agy. Rev.	435,000	3.00	8/1/39	428,880
MN Hsg. Fin. Agy. Rev.	1,000,000	3.00	8/1/43	953,760
MN Hsg. Fin. Agy. Rev.	815,000	4.00	8/1/41	877,877
MN Hsg. Fin. Agy. Rev. (State Appropriation)	290,000	3.00	8/1/38	281,091
MN Hsg. Fin. Agy. Rev. (State Appropriation)	2,000,000	5.00	8/1/34	2,122,200
MN State Armory Building Commission Rev.	1,900,000	3.00	6/1/38	1,901,938
MN State Armory Building Commission Rev.	750,000	3.00	6/1/41	734,310
Northeastern Metropolitan Intermediate School District No. 916	1,000,000	5.00	2/1/34	1,068,670
Pine Island Independent School District No. 255	525,000	2.00	2/1/40	435,283
Pine Island Independent School District No. 255	1,110,000	2.20	2/1/44	908,002
Pine Island Independent School District No. 255	895,000	2.25	2/1/47	710,764
Plymouth Intermediate District No. 287	600,000	4.00	2/1/37	623,070

See accompanying notes to financial statements.

MARCH 31, 2022	51

SCHEDULE OF INVESTMENTS

March 31, 2022

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Plymouth Intermediate District No. 287	470,000	4.00	5/1/31	487,329
Rochester Economic Dev. Auth. Rev.	1,000,000	2.13	2/1/38	863,500
Shakopee Independent School Dist. No. 720	500,000	2.00	2/1/31	445,530
Shakopee Independent School Dist. No. 720	555,000	2.00	2/1/32	489,388
Southern Plains Education Cooperative No. 915	1,215,000	4.00	2/1/37	1,243,443
Southern Plains Education Cooperative No. 915	1,000,000	4.50	2/1/39	1,039,260
St. Cloud Independent School District No. 742	750,000	4.00	2/1/38	761,445
Waconia Independent School District No. 110	500,000	5.00	2/1/37	525,525
Winona School District No. 861 Lease Purchase	142,315	6.04	8/1/24	142,352
Wright Co.	1,350,000	3.00	12/1/39	1,339,807

				37,676,550

Other Revenue Bonds - 3.1%
Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	1,000,000	4.00	11/1/41	1,049,290
Crystal Governmental Fac. Rev.	281,365	5.10	12/15/26	262,320
Milaca Rev. (Edina Headquarters Proj.)	250,000	5.00	2/1/44	237,250
Minneapolis Rev. (YMCA Greater Twin Cities Proj.)	165,000	4.00	6/1/29	168,346
Minneapolis Rev. (YMCA Greater Twin Cities Proj.)	125,000	4.00	6/1/30	127,099
Minneapolis Rev. (YMCA Greater Twin Cities Proj.)	250,000	4.00	6/1/31	253,617
Minneapolis Tax Increment Rev.	320,000	3.50	3/1/23	321,549
Minneapolis Tax Increment Rev.	170,000	3.80	3/1/25	171,074
Minneapolis Tax Increment Rev.	200,000	4.00	3/1/27	201,344
Minneapolis Tax Increment Rev.	260,000	4.00	3/1/30	261,147
Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. (Metroplain Proj.)	534,000	5.00	2/15/27	534,182
Northeastern Metropolitan Intermediate School District No. 916	4,500,000	4.00	2/1/38	4,597,875
St. Louis Park Economic Dev. Auth. Tax Increment Rev. (Hoigaard Vlg.)	275,000	5.00	2/1/23	275,115
St. Paul Hsg. & Redev. Auth. Rev. (Amherst H Wilder Foundation Proj.)	1,750,000	5.00	12/1/36	1,952,842
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (9th St. Lofts Proj.)	564,000	6.38	2/15/28	565,669
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Drake Marble Proj.)	200,000	6.75	3/1/28	200,096
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	610,000	6.50	3/1/29	610,586
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	774,000	7.00	2/15/28	778,110
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	532,000	7.50	2/15/28	532,468
St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	3,875,000	5.00	8/1/36	3,879,844
Territory of Guam. Rev. [11]	500,000	5.00	12/1/46	541,280
Virgin Islands Public Fin. Auth. (Gross Receipts Taxes Loan Note) [11]	2,000,000	5.00	10/1/42	1,955,900

				19,477,003

Sales Tax Revenue - 1.1%
American Samoa Economic Development Authority Rev. 11, [4]	500,000	6.00	9/1/23	509,070
American Samoa Economic Development Authority Rev. [11]	2,000,000	6.25	9/1/29	2,206,980
Guam Govt. Business Privilege Tax Rev. [11]	2,750,000	5.00	11/15/35	2,956,360
St. Paul Sales Tax Rev.	1,400,000	5.00	11/1/31	1,495,004

				7,167,414

Single Family Mortgage - 20.1%
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA)	585,000	4.45	12/1/32	585,158
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA)	80,000	4.63	12/1/30	80,045
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	340,000	4.88	12/1/33	340,211

See accompanying notes to financial statements.

52	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	165,000	4.45	12/1/27	165,063
MN Hsg. Fin. Agy. Homeownership Fin.	1,490,361	2.35	6/1/50	1,445,606
MN Hsg. Fin. Agy. Homeownership Fin.	7,420,000	2.25	7/1/41	6,416,742
MN Hsg. Fin. Agy. Homeownership Fin.	8,415,000	2.40	7/1/46	6,811,438
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	3,270,000	2.45	7/1/45	2,873,970
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	5,060,000	2.45	7/1/46	4,136,550
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	2,136,086	3.30	3/1/48	2,147,408
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	2,042,040	3.30	5/1/48	2,052,189
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	700,558	3.75	11/1/48	709,490
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	652,333	3.60	1/1/49	658,178
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	754,358	3.45	3/1/49	759,737
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,104,217	3.15	6/1/49	1,107,242
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,281,313	2.47	1/1/50	1,275,150
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	8,965,000	2.55	1/1/51	7,770,324
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4,360,000	2.50	7/1/51	3,430,099
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,155,000	1.65	7/1/30	1,056,629
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	485,000	2.38	7/1/46	401,037
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	9,650,000	2.45	1/1/52	7,713,148
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	3,795,000	2.40	1/1/35	3,751,813
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	2,550,000	2.75	7/1/42	2,332,689
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,275,000	2.90	1/1/45	1,136,012
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	580,000	2.70	7/1/33	549,979
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	260,000	2.75	1/1/34	248,316
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	2,325,000	3.00	7/1/43	2,127,584
MN Hsg. Fin. Agy. Residential Hsg. Rev. (G.O. of AGY. Insured)	35,000	3.63	7/1/25	35,125
MN Hsg. Fin. Agy. Residential Hsg. Rev. (G.O. of AGY. Insured)	50,000	3.90	7/1/30	50,200
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	35,000	3.60	7/1/31	35,148
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	4,180,000	3.50	1/1/32	4,208,131
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	1,610,000	3.60	7/1/33	1,614,009
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	1,600,000	2.45	7/1/34	1,587,776
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	380,000	3.10	7/1/35	380,532
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	25,000	3.15	1/1/37	25,052
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3,647,000	3.80	7/1/38	3,656,482
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	5,115,000	2.55	7/1/39	5,091,676
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3,295,000	3.90	7/1/43	3,304,358
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3,180,000	2.80	1/1/44	3,144,702
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	2,985,000	2.70	7/1/44	2,678,560
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3,745,000	2.75	7/1/44	3,722,230
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	980,000	4.00	1/1/48	1,010,008
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	2,560,000	3.75	1/1/50	2,626,816
MN Hsg. Fin. Agy. Rev. [8]	500,000	2.30	7/1/32	450,375
MN Hsg. Fin. Agy. Rev. [8]	1,595,000	2.35	1/1/33	1,435,643
MN Hsg. Fin. Agy. Rev. [8]	1,055,000	2.40	7/1/33	944,858
MN Hsg. Fin. Agy. Rev.	3,949,646	2.05	12/1/51	3,665,864
MN Hsg. Fin. Agy. Rev.	3,260,000	2.00	7/1/40	2,711,733
MN Hsg. Fin. Agy. Rev.	3,965,000	2.15	7/1/45	3,169,502

See accompanying notes to financial statements.

MARCH 31, 2022	53

SCHEDULE OF INVESTMENTS

March 31, 2022

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
MN Hsg. Fin. Agy. Rev.	6,390,000	2.20	1/1/51	4,902,088
MN Hsg. Fin. Agy. Rev.	9,500,000	2.35	7/1/41	8,104,260
MN Hsg. Fin. Agy. Rev.	5,670,000	2.55	1/1/46	4,730,878
MN Hsg. Fin. Agy. Rev. (GNMA-FNMA-FHLMC)	605,000	4.00	1/1/47	620,724
MN Hsg. Fin. Agy. Rev. (GNMA-FNMA-FHLMC) [8]	435,000	4.00	1/1/41	442,591

				126,431,128

Transportation - 0.3%
Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	1,100,000	5.00	1/1/33	1,147,542
Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	600,000	5.00	1/1/34	625,410

				1,772,952

Utility - 1.7%
Guam Govt. Waterworks Auth. Rev. [11]	2,000,000	5.00	1/1/46	2,157,880
MN Municipal Power Agy. Electric Rev.	500,000	4.00	10/1/31	519,780
MN Municipal Power Agy. Electric Rev.	1,250,000	4.00	10/1/32	1,298,525
Rochester Electric Utility Rev.	500,000	5.00	12/1/42	553,330
Southern Minnesota Municipal Power Agency	1,000,000	5.00	1/1/41	1,087,840
St. Paul Hsg. & Redev. Auth.	650,000	4.00	10/1/33	681,246
St. Paul Hsg. & Redev. Auth.	900,000	3.38	10/1/37	907,794
St. Paul Hsg. & Redev. Auth.	800,000	4.00	10/1/37	833,936
St. Paul Port Auth. Rev. [8]	1,000,000	4.00	10/1/40	1,032,220
St. Paul Sewer Rev.	1,220,000	2.00	12/1/41	946,927
Western MN Municipal Power Agy. Rev.	600,000	5.00	1/1/35	658,104

				10,677,582

Total Municipal Bonds (cost: $649,435,357)				617,727,999

Investment Companies - 0.4%
Nuveen Minnesota Quality Municipal Income Fund (NMS)	159,408			2,371,991

Total Investment Companies (cost: $2,186,198)				2,371,991

Total Investments in Securities - 98.7% (cost: $651,621,555)				620,099,990

Other Assets and Liabilities, net - 1.3%				8,063,863

Net Assets - 100.0%				$628,163,853

[1]

Variable rate security. Rate disclosed is as of March 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[4]

144A Restricted Security. The total value of such securities as of March 31, 2022 was $13,051,546 and represented 2.1% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying.
[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2022, 2.5% of net assets in the Fund was invested in such securities.

[9]

Municipal Lease Security. The total value of such securities as of March 31, 2022 was $37,676,550 and represented 6.0% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[11]

The Fund may invest in obligations issued by U.S. territories, for example Guam, Puerto Rico, and Virgin Islands. The total value of such securities as of March 31, 2022 was $14,222,400 and represented 2.3% of net assets.

See accompanying notes to financial statements.

54	SIT MUTUAL FUNDS ANNUAL REPORT

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

Short futures contracts outstanding as of March 31, 2022 were as follows:

Type	Contracts	Expiration Date	Notional Amount ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Short Futures: [10]
U.S. Treasury Long Bond	81	June 2022	(12,155,063)	321,553
U.S. Treasury 2-Year	117	June 2022	(24,794,859)	296,223
U.S. Treasury 5-Year	246	June 2022	(28,213,125)	668,972
U.S. Treasury 10-Year	221	June 2022	(27,155,375)	730,111

				2,016,859

[10]	The amount of $3,000,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of March 31, 2022.

A summary of the levels for the Fund’s investments as of March 31, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Prices ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Municipal Bonds	—	617,727,999	—	617,727,999
Investment Companies	2,371,991	—	—	2,371,991
Futures	2,016,859	—	—	2,016,859

Total:	4,388,850	617,727,999	—	622,116,849

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

MARCH 31, 2022	55

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2022

				Sit
	Sit U.S.			Minnesota
	Government	Sit Quality	Sit Tax-Free	Tax-Free
	Securities	Income	Income	Income
	Fund	Fund	Fund	Fund
ASSETS
Investments in securities, at identified cost	$440,436,427	$140,222,275	$371,838,184	$651,621,555

Investments in securities, at fair value - see accompanying schedule for detail	$431,966,918	$137,176,447	$340,126,868	$620,099,990
Cash in bank on demand deposit	—	—	9,379,245	789,899
Cash collateral held at broker	—	600,000	3,000,000	3,000,000
Accrued interest and dividends receivable	1,676,350	644,440	4,042,872	6,632,400
Receivable for investment securities sold	7,493	1,435,617	449,570	8,318,631
Variation margin on futures contracts	—	762,298	1,730,394	2,018,189
Receivable for Fund shares sold	1,268,561	104,380	249,566	538,009

Total assets	434,919,322	140,723,182	358,978,515	641,397,118

LIABILITIES
Payable for investment securities purchased	6,280,029	5,362,617	3,681,337	1,411,033
Payable for Fund shares redeemed	608,696	11,723	276,543	11,224,793
Cash portion of dividends payable to shareholders	17,688	1,740	397,545	143,212
Accrued supervisory and administrative fees	195,741	67,704	148,170	340,670
Accrued investment management fees	72,726	33,852	61,557	113,557

Total liabilities	7,174,880	5,477,636	4,565,152	13,233,265

Net assets applicable to outstanding capital stock	$427,744,442	$135,245,546	$354,413,363	$628,163,853

Net assets consist of:
Capital (par value and paid-in surplus)	$446,563,060	$135,621,752	$391,721,237	$660,963,198
Total distributable earnings (loss), including unrealized appreciation (depreciation)	(18,818,618)	(376,206)	(37,307,874)	(32,799,345)

	$427,744,442	$135,245,546	$354,413,363	$628,163,853

Outstanding shares:
Class S Shares (Class S)*	29,390,492	13,555,103	20,117,023	63,178,359

Class Y Shares (Class Y)*	10,091,573	—	18,391,592	—

Net assets applicable to outstanding shares:
Net Assets (Class S)*	$318,439,470	$135,245,546	$185,150,830	$628,163,853

Net Assets (Class Y)*	109,304,972	—	169,262,533	—

Net asset value per share of outstanding capital stock:
Net Assets Value (Class S)*	$10.83	$9.98	$9.20	$9.94

Net Assets Value (Class Y)*	10.83	—	9.20	—

*	Sit U.S. Government Securities Fund and Sit Tax-Free Income Fund offers multiple share classes (S and Y). All other Funds offer a single share class.

See accompanying notes to financial statements.

56	MARCH 31, 2022

STATEMENTS OF OPERATIONS

Year Ended March 31, 2022

				Sit
	Sit U.S.			Minnesota
	Government	Sit Quality	Sit Tax-Free	Tax-Free
	Securities	Income	Income	Income
	Fund	Fund	Fund	Fund
Investment income:
Income:
Dividends	$271	$33	$893,108	$192,397
Interest	8,398,551	2,895,950	12,330,175	23,361,406

Total income	8,398,822	2,895,983	13,223,283	23,553,803

Expenses (note 4):
Investment management fee	988,340	449,375	1,044,364	1,980,189
Supervisory and administrative fee	2,647,291	631,497	1,628,321	3,727,463

Total expenses	3,635,631	1,080,872	2,672,685	5,707,652

Net investment income	4,763,191	1,815,111	10,550,598	17,846,151

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	5,689,602	(107,233)	(291,291)	(62,787)
Net realized gain (loss) on written options	307,989	164,341	—	—
Net realized gain (loss) on futures	—	2,568,404	2,440,568	—

Net change in unrealized appreciation (depreciation) on investments	(20,110,204)	(3,925,002)	(32,118,962)	(52,097,946)
Net change in unrealized appreciation (depreciation) on written options	—	(47,264)	—	—
Net change in unrealized appreciation (depreciation) on futures	—	660,966	1,729,254	2,016,859

Net gain (loss)	(14,112,613)	(685,788)	(28,240,431)	(50,143,874)

Net increase (decrease) in net assets resulting from operations	($9,349,422)	$1,129,323	($17,689,833)	($32,297,723)

See accompanying notes to financial statements.

MARCH 31, 2022	57

STATEMENTS OF CHANGES IN NET ASSETS

	Sit U.S. Government Securities Fund
	Year	Year
	Ended	Ended
	March 31, 2022	March 31, 2021
Operations:
Net investment income	$4,763,191	$5,957,142
Net realized gain (loss) on investments, written options and futures	5,997,591	1,420,937
Net change in unrealized appreciation (depreciation) of investments, written options and futures	(20,110,204)	(5,331,616)

Net increase (decrease) in net assets resulting from operations	(9,349,422)	2,046,463

Distributions from:
Net investment income and net realized gains
Common shares (Class S)	(3,318,866)	(5,228,287)
Common shares (Class Y)	(1,446,783)	(728,814)

Total distributions	(4,765,649)	(5,957,101)

Capital share transactions:
Proceeds from shares sold
Class S Shares	94,149,154	175,900,447
Class Y Shares	60,860,914	132,909,586
Reinvested distributions
Class S Shares	3,155,336	4,972,098
Class Y Shares	1,049,359	639,672
Payments for shares redeemed
Class S Shares	(167,125,867)	(183,858,762)
Class Y Shares	(77,498,698)	(17,452,406)

Increase (decrease) in net assets from capital transactions	(85,409,802)	113,110,635

Total increase (decrease) in net assets	(99,524,873)	109,199,997

Net assets:
Beginning of year	527,269,315	418,069,318

End of year	$427,744,442	$527,269,315

Capital transactions in shares:
Sold
Class S Shares	8,477,904	15,622,198
Class Y Shares	5,514,051	11,836,082
Reinvested distributions
Class S Shares	284,711	442,475
Class Y Shares	94,858	57,057
Redeemed
Class S Shares	(15,069,001)	(16,345,293)
Class Y Shares	(7,018,060)	(1,554,866)

Net increase (decrease)	(7,715,537)	10,057,653

See accompanying notes to financial statements.

58

Sit Quality Income Fund		Sit Tax-Free Income Fund		Minnesota Tax-Free Income Fund
Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
March 31, 2022	March 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022	March 31, 2021
$1,815,111	$1,043,505	$10,550,598	$9,527,207	$17,846,151	$18,437,711
2,625,512	1,017,781	2,149,277	(151,568)	(62,787)	(756,912)
(3,311,300)	1,045,651	(30,389,708)	11,721,222	(50,081,087)	19,096,672

1,129,323	3,106,937	(17,689,833)	21,096,861	(32,297,723)	36,777,471

(1,945,396)	(1,043,484)	(6,316,370)	(9,527,607)	(17,846,258)	(18,437,904)
—	—	(4,233,533)	—	—	—

(1,945,396)	(1,043,484)	(10,549,903)	(9,527,607)	(17,846,258)	(18,437,904)

64,599,814	39,380,433	67,395,789	88,915,647	147,871,319	136,016,186
—	—	200,935,048	—	—	—

1,906,030	1,004,721	5,278,259	6,204,641	16,148,317	16,170,025
—	—	1,079,989	—	—	—

(39,238,702)	(23,927,160)	(223,085,440)	(71,755,723)	(166,012,837)	(132,247,052)
—	—	(17,180,184)	—	—	—

27,267,142	16,457,994	34,423,461	23,364,565	(1,993,201)	19,939,159

26,451,069	18,521,447	6,183,725	34,933,819	(52,137,182)	38,278,726

108,794,477	90,273,030	348,229,638	313,295,819	680,301,035	642,022,309

$135,245,546	$108,794,477	$354,413,363	$348,229,638	$628,163,853	$680,301,035

19,950,192	3,946,193	42,641,846	9,124,175	13,815,355	12,839,133
—	—	20,032,205	—	—	—

189,776	100,768	534,205	634,570	1,519,493	1,528,730
—	—	109,927	—	—	—

(17,425,118)	(2,395,722)	(58,199,033)	(7,401,245)	(15,866,056)	(12,581,578)
—	—	(1,750,540)	—	—	—

2,714,850	1,651,239	3,368,610	2,357,500	(531,208)	1,786,285

MARCH 31, 2022	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit U.S. Government Securities Fund

Class S	Year Ended March 31,
	2022	2021	2020	2019	2018
Net Asset Value:
Beginning of period	$11.17	$11.26	$10.92	$10.80	$10.90

Operations:
Net investment income [1]	0.10	0.14	0.22	0.23	0.18
Net realized and unrealized gains (losses) on investments and written options	(0.34)	(0.09)	0.34	0.12	(0.10)

Total from operations	(0.24)	0.05	0.56	0.35	0.08

Distributions from:
Net investment income	(0.10)	(0.14)	(0.22)	(0.23)	(0.18)

Net Asset Value
End of period	$10.83	$11.17	$11.26	$10.92	$10.80

Total investment return [2]	(2.16%)	0.44%	5.25%	3.31%	0.76%

Net assets at end of period (000’s omitted)	$318,439	$398,821	$404,985	$427,314	$527,748

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	0.90%	1.25%	2.06%	2.13%	1.68%

Portfolio turnover rate (excluding short-term securities)	40.96%	39.29%	29.91%	14.88%	14.68%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

60	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit U.S. Government Securities Fund

Class Y	Year Ended March 31,		Period Ended
	2022	2021	March 31, 2020 [1]
Net Asset Value:
Beginning of period	$11.17	$11.26	$10.97

Operations:
Net investment income [2]	0.13	0.17	0.06
Net realized and unrealized gains (losses) on investments and written options	(0.34)	(0.09)	0.29

Total from operations	(0.21)	0.08	0.35

Distributions from:
Net investment income	(0.13)	(0.17)	(0.06)

Net Asset Value
End of period	$10.83	$11.17	$11.26

Total investment return [3]	(1.91%)	0.72%	3.20%

Net assets at end of period (000’s omitted)	$109,305	$128,449	$13,085

Ratios: [4]
Expenses	0.55%	0.55%	0.55%
Net investment income	1.14%	1.44%	2.19%

Portfolio turnover rate (excluding short-term securities)	40.96%	39.29%	29.91%

[1]	The inception date of Class Y shares was January 1, 2020.
[2]	The net investment income per share is based on average shares outstanding for the period.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

MARCH 31, 2022	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Quality Income Fund

	Year Ended March 31,
	2022	2021	2020	2019	2018
Net Asset Value:
Beginning of period	$10.04	$9.82	$9.80	$9.78	$9.83

Operations:
Net investment income [1]	0.15	0.10	0.18	0.19	0.13
Net realized and unrealized gains (losses) on investments, written options and futures	(0.05)	0.22	0.02	0.02	(0.05)

Total from operations	0.10	0.32	0.20	0.21	0.08

Distributions from:
Net investment income	(0.15)	(0.10)	(0.18)	(0.19)	(0.13)
From net realized gains	(0.01)	—	—	—	—

Total distributions	(0.16)	(0.10)	(0.18)	(0.19)	(0.13)

Net Asset Value
End of period	$9.98	$10.04	$9.82	$9.80	$9.78

Total investment return [2]	0.92%	3.32%	2.04%	2.17%	0.79%

Net assets at end of period (000’s omitted)	$135,246	$108,794	$90,273	$82,287	$74,542

Ratios: [3]
Expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	1.51%	1.05%	1.80%	1.96%	1.31%

Portfolio turnover rate (excluding short-term securities)	63.03%	77.96%	117.52%	68.93%	81.14%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

62	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Tax-Free Income Fund

Class S	Year Ended March 31,
	2022	2021	2020	2019	2018
Net Asset Value:
Beginning of period	$9.91	$9.56	$9.69	$9.66	$9.49

Operations:
Net investment income [1]	0.27	0.29	0.29	0.32	0.39
Net realized and unrealized gains (losses) on investments and futures	(0.71)	0.35	(0.13)	0.03	0.17

Total from operations	(0.44)	0.64	0.16	0.35	0.56

Distributions from:
Net investment income	(0.27)	(0.29)	(0.29)	(0.32)	(0.39)

Net Asset Value
End of period	$9.20	$9.91	$9.56	$9.69	$9.66

Total investment return [2]	(4.62%)	6.73%	1.66%	3.67%	6.00%

Net assets at end of period (000’s omitted)	$185,151	$348,230	$313,296	$247,351	$196,018

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	2.68%	2.92%	2.95%	3.37%	4.03%

Portfolio turnover rate (excluding short-term securities)	20.78%	21.22%	14.33%	13.80%	15.72%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

MARCH 31, 2022	63

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Tax-Free Income Fund

Class Y	Period Ended
March 31, 2022 [1]
Net Asset Value:
Beginning of period	$10.04

Operations:
Net investment income [2]	0.24
Net realized and unrealized losses on investments and futures	(0.84)

Total from operations	(0.60)

Distributions from:
Net investment income	(0.24)

Net Asset Value
End of period	$9.20

Total investment return [3]	(6.06%)

Net assets at end of period (000’s omitted)	$169,263

Ratios: [4]
Expenses	0.55%
Net investment income	3.57%

Portfolio turnover rate (excluding short-term securities)	20.78%

[1]	The inception date of Class Y shares was June 1, 2021.
[2]	The net investment income per share is based on average shares outstanding for the period.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

64	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Minnesota Tax-Free Income Fund

	Year Ended March 31,
	2022	2021	2020	2019	2018
Net Asset Value:
Beginning of period	$10.68	$10.37	$10.49	$10.39	$10.29

Operations:
Net investment income [1]	0.27	0.30	0.30	0.32	0.32
Net realized and unrealized gains (losses) on investments and futures	(0.74)	0.31	(0.12)	0.10	0.10

Total from operations	(0.47)	0.61	0.18	0.42	0.42

Distributions from:
Net investment income	(0.27)	(0.30)	(0.30)	(0.32)	(0.32)

Net Asset Value
End of period	$9.94	$10.68	$10.37	$10.49	$10.39

Total investment return [2]	(4.56%)	5.94%	1.46%	4.15%	4.08%

Net assets at end of period (000’s omitted)	$628,164	$680,301	$642,022	$617,766	$551,163

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	2.50%	2.83%	2.80%	3.12%	3.05%

Portfolio turnover rate (excluding short-term securities)	20.82%	12.04%	10.05%	9.25%	12.97%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

MARCH 31, 2022	65

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2022

(1)	Organization

The Sit Mutual Funds covered by this report are Sit U.S. Government Securities Fund, Sit Quality Income Fund, Sit Tax-Free Income Fund and Sit Minnesota Tax-Free Income Fund (each a “Fund” and collectively, the “Funds”). The Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Sit Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Quality Income Fund, Sit Tax-Free Income Fund and Sit Minnesota Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. Each fund has 10 billion authorized shares of capital stock. Shares in the Sit U.S. Government Securities Fund have a par value of $0.01, and shares in other funds have a par value of $0.001. This report covers the bond funds of the Sit Mutual Funds.

The investment objective for each Fund is as follows:

Fund	Investment Objective
U.S. Government Securities Fund	High current income and safety of principal.
Quality Income Fund	High current income and safety of principal.
Tax-Free Income Fund	High current income that is exempt from federal income tax, consistent with the preservation of capital.
Minnesota Tax-Free Income Fund	High current income that is exempt from federal regular income tax and
Minnesota regular personal income tax, consistent with the preservation of capital.

The U.S. Government Securities Fund and Tax-Free Income Fund offer Class S and Class Y shares. Both classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investment securities are carried at fair value based upon closing market quotations on the last business day of the period. Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Equity securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, the current fair value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from broker-dealers or quotation systems. Securities for which market quotations are not available, such as private placement securities, are valued at fair value according to methods selected in good faith by Sit Investment Associates, Inc. (the “Adviser”) and may include dealer-supplied valuations or other inputs and assumptions that pricing services would typically utilize. Short-term investments of sufficient credit quality with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Options and futures contracts entered into and held by the Funds are valued at the close of the securities and commodities exchange on which they are traded.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Amortization of long-term bond premium and discount is calculated using the effective interest rate method. Dividends received from closed-end fund holdings are included in Dividend Income and distributions from capital gains, if any, are included in Net Realized Gain (Loss).

66	SIT MUTUAL FUNDS ANNUAL REPORT

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

Derivative Instruments

The Funds apply derivative instrument disclosure standards in order to enable investors to understand how and why the Funds use derivatives, how derivatives are accounted for, and how derivative instruments affect the Funds’ financial statements.

To hedge interest rate risk, the Funds used Treasury options and futures traded on a U.S. exchange. Risks of entering into futures and options contracts include the possibility of an illiquid market and that a change in the value of the option may not correlate with changes in the value of the underlying securities.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within the Funds, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Funds since they are exchange traded.

Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expired. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year ended March 31, 2022, the average volume of derivative activity, calculated on a quarterly basis, was as follows:

		Average	Average
	Average	Premium	Notional
	Cost	Received	Amount
U.S. Government Securities Fund
Purchased put options	$1,068,548	$1,578,867	$131,688,450
Quality Income Fund
Written call options	—	23,280	6,178,100
Treasury futures - short	—	—	51,813,747
Tax-Free Income Fund
Treasury futures - short	—	—	64,702,430
Minnesota Tax-Free Income Fund
Treasury futures - short	—	—	18,463,630

The number of open option contracts and open futures contracts outstanding as of March 31, 2022 also serve as indicators of the volume of activity for the Funds throughout the period.

MARCH 31, 2022	67

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2022 (Continued)

Statement of Assets and Liabilities – Values of derivatives as of March 31, 2022:

	Asset Derivatives Value		Liability Derivatives Value
Interest rate risk:
Quality Income Fund
Treasury futures	$762,298	[1]	—
Tax-Free Income Fund
Treasury futures	1,730,394	[1]	—
Minnesota Tax-Free Income Fund
Treasury futures	2,018,189	[1]	—

[1]	Statement of Assets and Liabilities location: Variation margin receivable/payable. Includes cumulative appreciation (depreciation) of futures as reported in the Schedule of Investments.

The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2022:

	Amount of Realized	Change in Unrealized
	Gain (Loss) on	Appreciation (Depreciation) on
	Derivatives [3]	Derivatives [4]
Interest rate risk:
U.S. Government Securities Fund
Purchased put options	$5,928,573	$2,863,539
Written call options	307,989	—
Quality Income Fund
Written call options	164,341	(47,264)
Treasury futures	2,568,404	660,966
Tax-Free Income Fund
Treasury futures	2,440,568	1,729,254
Minnesota Tax-Free Income Fund
Treasury futures	—	2,016,859

[3]	Statement of Operations location: Net realized gain (loss) on investments, net realized gain (loss) on written options and net realized gain (loss) on futures, respectively.
[4]

Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments, net change in unrealized appreciation (depreciation) on written options and net change in unrealized appreciation (depreciation) on futures, respectively.

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•

Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers

68	SIT MUTUAL FUNDS ANNUAL REPORT

prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities.

A summary of the levels for the Funds’ investments as of March 31, 2022 is included with the Funds’ schedules of investments.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. The Funds have recorded in their financial statements the full benefit of their tax positions taken in connection with the Registered Investment Company (RIC) qualification and distribution requirements of the Internal Revenue Code. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of March 31, 2022, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns remain subject to examination by the Internal Revenue Service and state departments of revenue until such time as the applicable statute of limitations for audit has expired. For example, U.S. tax returns are generally subject to audit for three years from the date they are filed.

At March 31, 2022, the gross unrealized appreciation (depreciation) on investments and cost of investments on a tax basis for federal income tax purposes were as follows:

			Net Unrealized	Cost (Proceeds)
	Unrealized	Unrealized	Appreciation	of Investments
	Appreciation	Depreciation	(Depreciation)	on a Tax Basis
U.S. Government Securities Fund - Investments	$5,506,720	($16,931,359)	($11,424,639)	$440,436,427
Quality Income Fund - Investments	447,264	(3,494,005)	(3,046,741)	140,223,188
Tax-Free Income Fund - Investments	5,768,889	(37,491,911)	(31,723,022)	371,849,890
Minnesota Tax-Free Income Fund - Investments	6,950,086	(38,367,049)	(31,416,963)	651,516,953

MARCH 31, 2022	69

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2022 (Continued)

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2022 and 2021 was as follows:

Year Ended March 31, 2022:
		Tax-Exempt	Long Term
	Ordinary Income	Income	Capital Gain	Total
U.S. Government Securities Fund	$4,765,649	—	—	$4,765,649
Quality Income Fund	1,945,396	—	—	1,945,396
Tax-Free Income Fund*	39,318	$10,510,585	—	10,549,903
Minnesota Tax-Free Income Fund*	18,163	17,828,095	—	17,846,258

*	99.6% and 99.9% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

Year Ended March 31, 2021:
		Tax-Exempt	Long Term
	Ordinary Income	Income	Capital Gain	Total
U.S. Government Securities Fund	$5,957,101	—	—	$5,957,101
Quality Income Fund	1,043,484	—	—	1,043,484
Tax-Free Income Fund*	74,376	$9,453,231	—	9,527,607
Minnesota Tax-Free Income Fund*	13,344	18,424,560	—	18,437,904

*	99.2% and 99.9% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

As of March 31, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Unrealized
	Ordinary	Tax-Exempt	Long-Term	Appreciation
	Income	Income	Capital Gains	(Depreciation)
U.S. Government Securities Fund	$15,193	—	—	($11,424,639)
Quality Income Fund	773,386	—	$1,898,889	(3,046,741)
Tax-Free Income Fund	—	$409,245	—	(31,723,022)
Minnesota Tax-Free Income Fund	—	83,235	—	(31,416,963)

Net capital loss carryovers and late year losses, if any, as of March 31, 2022, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward retain their character as either short-term or long-term capital losses. The net capital loss carryovers and the late year losses deferred as of March 31, 2022, were as follows:

	Unlimited Period of Net Capital Loss Carryover		Late Year Losses Deferred	Accumulated Capital and Other Losses
	Short-Term	Long-Term
U.S. Government Securities Fund	$4,494,197	$2,897,287	—	$7,391,484
Tax-Free Income Fund	541,918	5,054,634	—	5,596,552
Minnesota Tax-Free Income Fund	1,322,405	—	—	1,322,405

70	SIT MUTUAL FUNDS ANNUAL REPORT

For the year ended March 31, 2022, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired
U.S. Government Securities Fund	$8,861,129	—
Quality Income Fund	401,278	—
Tax-Free Income Fund	3,878,531	—
Minnesota Tax-Free Income Fund	1,954,077	—

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended March 31, 2022, were as follows:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
U.S. Government Securities Fund	$193,271,151	—	$248,432,896	$1,790,802
Quality Income Fund	23,942,470	$68,350,865	19,354,738	50,573,655
Tax-Free Income Fund	—	114,218,672	—	75,080,899
Minnesota Tax-Free Income Fund	—	165,261,331	—	142,623,590

MARCH 31, 2022	71

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2022 (Continued)

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc., under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. In addition, the Funds have entered into separate supervision and administration agreements with SIA. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fees charged to each Fund by SIA are based on the average daily net assets of the Funds at the annual rate of:

	Advisory	Supervisory and	Total
	Fees	Administrative Fees	Management Fees
U.S. Government Securities Class S	0.20%	0.60%	0.80%
U.S. Government Securities Class Y	0.20%	0.35%	0.55%
Quality Income [1]	0.30%	0.60%	0.90%
Tax-Free Income Class S [1]	0.20%	0.60%	0.80%
Tax-Free Income Class Y [2]	0.20%	0.35%	0.55%
Minnesota Tax-Free Income [1]	0.20%	0.60%	0.80%

[1]

The supervisory and administrative fee was effective June 1, 2021. Prior to June 1, 2021, the advisory fee and total management fee was 0.90%, 0.80%, and 0.80% for Quality Income Fund, Tax-Free Income Fund and Minnesota Tax-Free Income Fund, respectively. Effective April 1, 2022, the advisory fee for Quality Income Fund will be reduced from 0.30% to 0.20%.

[2]

Sit Tax-Free Income Fund Class Y shares were first issued on June 1, 2021, and therefore the fees presented reflect the fees provided for in the Investment Management Agreement and Supervision and Administration Agreement.

Transactions with affiliates

The Adviser, affiliates of the Adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2022:

	Shares	% Shares Outstanding
U.S. Government Securities Fund Class S	210,464	0.7
U.S. Government Securities Fund Class Y	895,948	8.9
Quality Income Fund	9,956,363	73.5
Tax-Free Income Fund Class S	304,844	1.5
Tax-Free Income Fund Class Y	677,002	3.7
Minnesota Tax-Free Income Fund	1,957,925	3.1

(5)	Credit Facility

Effective November 30, 2021, the Funds, together with the 10 equity Sit Mutual Funds managed by SIA, are borrowers in a $20 million credit facility (Credit Facility) maturing November 29, 2022. The Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Under the terms of the Credit Facility, each Fund shall pay interest charged on any borrowings made by the Fund. During the year ended March 31, 2022, the Funds did not use the Credit Facility.

72	SIT MUTUAL FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Sit U.S. Government Securities Fund, Inc.

Sit Mutual Funds II, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Sit U.S. Government Securities Fund and Sit Quality Income Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund (each a Series of Sit Mutual Funds II, Inc.) (collectively, the Funds), including the schedules of investments, as of March 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2022, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Sit Mutual Funds investment companies since 1982.

Minneapolis, Minnesota

May 20, 2022

MARCH 31, 2022	73

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2021 to March 31, 2022.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period
	Value	Value	(10/1/21-
	(10/1/21)	(3/31/22)	3/31/22)*
U.S. Government Securities Fund
Actual
Class S	$1,000	$980.20	$3.95
Class Y	$1,000	$981.30	$2.72
Hypothetical
Class S	$1,000	$1,020.94	$4.03
Class Y	$1,000	$1,022.19	$2.77

Quality Income Fund
Actual	$1,000	$999.60	$4.49
Hypothetical	$1,000	$1,020.44	$4.53

Tax-Free Income Fund
Actual
Class S	$1,000	$937.50	$3.86
Class Y	$1,000	$938.70	$2.66
Hypothetical
Class S	$1,000	$1,020.94	$4.03
Class Y	$1,000	$1,022.19	$2.77

Minnesota Tax-Free Income Fund
Actual	$1,000	$939.80	$3.87
Hypothetical	$1,000	$1,020.94	$4.03

*

Expenses are equal to the Funds’ annualized expense ratios of 0.80% for the U.S. Government Securities, Class S, Tax-Free Income, Class S, and Minnesota Tax-Free Funds; 0.55% for the U.S. Government Securities, and Tax-Free Income, Class Y; and 0.90% for the Quality Income Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

74	SIT MUTUAL FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION (Unaudited)

Sit Bond Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the dividends-received deductions for the period of April 1, 2021 to March 31, 2022 is as follows:

Fund	Percentage
U.S. Government Securities Fund	0.0%
Quality Income Fund	0.0
Tax-Free Income Fund	0.0
Minnesota Tax-Free Income Fund	0.0

For the year ended March 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
U.S. Government Securities Fund	0.0%
Quality Income Fund	0.0
Tax-Free Income Fund	0.0
Minnesota Tax-Free Income Fund	0.0

Quality Income Fund designated $1,898,889 as long-term capital gain dividends during the year ended March 31, 2022. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

For the year ended March 31, 2022, 99.6% and 99.9% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income Fund and Minnesota Tax-Free Income Fund, respectively. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’ gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

MARCH 31, 2022	75

INFORMATION ABOUT DIRECTORS AND OFFICERS

The Sit Mutual Funds are a family of no-load mutual funds. The bond funds described in this Annual Report are the Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Quality Income Fund (the “Funds” or individually, a “Fund”). The Sit U.S. Government Securities Fund and the corporate issuer of the Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund and Sit Quality Income Fund each have a Board of Directors (together, the “Boards”) and officers. Pursuant to Minnesota law, the Boards are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Bond Funds’ SAI has additional information about the Funds’ directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

	Term of
Name, Age, and	Office (1)		Number of Funds
Position	and Length of Time	Principal Occupations During	Overseen in	Other Directorships
with Funds	Served	Past Five Years	Fund Complex	Held by Director (3)

INTERESTED DIRECTOR:

Roger J. Sit (2) Age: 60 Chairman and President	Chairman since 10/2008; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Fixed Income Advisors II, LLC (“SFI”); Chairman of SIA Securities Corp. (the “Distributor”).	14	The Huntington National Bank.

INDEPENDENT DIRECTORS:

Edward M. Giles Age: 86 Director	Director since 2012 or the Fund’s inception, if later.	Senior Vice President of Peter B. Cannell & Co., July 2011 to present.	14	None.

Sidney L. Jones Age: 88 Director	Director from 1988 to 1989 and since 1993 or the Fund’s inception, if later.	Lecturer, Washington Campus Consortium of 17 Universities.	14	None.

Bruce C. Lueck Age: 81 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	14	None.

Donald W. Phillips Age: 73 Director	Director of the International Fund since1993, and since 1990 or the Fund’s inception, if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., July 2005 to present.	14	None.

Barry N. Winslow Age: 74 Director	Director since 2010 or the Fund’s inception, if later.	Board member, TCF Financial Corporation, July 2014 to July 2019.	14	None.

76	SIT MUTUAL FUNDS ANNUAL REPORT

Term of
Name, Age, and	Office (1)		Number of Funds
Position	and Length of Time	Principal Occupations During	Overseen in	Other Directorships
with Funds	Served	Past Five Years	Fund Complex	Held by Director (3)

OFFICERS:

Mark H. Book Age: 58 Vice President – Investments	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SFI.	N/A	N/A

Kelly K. Boston Age: 53 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A

Bryce A. Doty Age: 55 Vice President - Investments	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SFI.	N/A	N/A

Paul J. Jungquist Age: 60 Vice President - Investments	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SFI.	N/A	N/A

Paul E. Rasmussen Age: 61 Vice President, Treasurer, Secretary & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SFI; President and Treasurer of the Distributor.	N/A	N/A

Carla J. Rose Age: 55 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SFI; Vice President and Assistant Secretary of the Distributor.	N/A	N/A

[1]	Directors serve until their death, resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and a successor is duly elected and qualified.
[2]

Director who is deemed to be an “interested person” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer of Sit Investment Associates, Inc., the Funds’ investment adviser.

[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

MARCH 31, 2022	77

ADDITIONAL INFORMATION

PROXY VOTING

A description of the policies and procedures that Sit Investment uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.sitfunds.com, without charge by calling 800-332-5580 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. The Funds’ proxy voting record is available without charge by calling 800-332-5580 and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June.

QUARTERLY SCHEDULES OF INVESTMENTS

Each Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of investments, as filed on Form N-PORT, is also available on its website at www.sitfunds.com, or without charge by calling 800-332-5580.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that a fund will be unable to meet requests to redeem its shares without significant dilution of remaining investors’ interest in the fund (“Liquidity Risk”).

At their joint meeting held on October 25, 2021, the Boards of Directors (the “Boards”) of the Sit Mutual Funds (each a “Fund and together, the “Funds”) reviewed the Funds’ liquidity risk management program (the “Program”) pursuant to the Liquidity Rule. In connection with this review, Sit Investment Associates, Inc. (“SIA”), the investment adviser to the Funds and administrator of the Program, provided the Boards with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation during the prior year (the “Report”).

The Report described SIA’s liquidity classification methodology with respect to the Funds and noted SIA’s determination that a Highly Liquid Investment Minimum was not currently necessary for any Fund. The Report also summarized factors considered by SIA in assessing, managing, and periodically reviewing each Fund’s Liquidity Risk and the effectiveness of the Program with respect to each Fund. Such information and factors included, among other things: (i) evaluations of each Fund’s investment strategy and liquidity of investments during both normal and reasonably foreseeable stressed conditions; (ii) SIA’s determination that each Fund’s strategy remained appropriate for an open-end mutual fund; (iii) analyses of the Funds’ short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions, taking into account each Fund’s historical net redemption activity, shareholder ownership concentration, distribution channels and reasonably anticipated trading size; (iv) that each Fund had adopted an in-kind redemption policy that could be utilized to meet large shareholder redemption requests; (v) analyses of each Fund’s holdings of cash and cash equivalents, available borrowing arrangements, if any, and other funding sources; (vi) that each Fund held primarily highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (vii) that no Fund held more than 3% of its net assets in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during normal market conditions; (viii) confirmation that each Fund had complied with the requirements of the Program; and (ix) that the Program had operated adequately and SIA recommended no changes to the Program at that time.

Based on the review, the Report concluded that the Program was operating as intended and is effective in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectuses for more information regarding a Fund’s exposure to Liquidity Risk and other risks to which it may be subject.

78	SIT MUTUAL FUNDS ANNUAL REPORT

BOARD RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 25, 2021, the Boards of Directors (the “Boards”) of the Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund, Sit Quality Income Fund and Sit U.S. Government Securities Fund, Inc. (each a “Fund” and collectively, the “Funds”) unanimously approved the continuation for another one-year period of the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and each of Sit Mutual Funds II, Inc., dated November 1, 1992; and Sit U.S. Government Securities Fund, Inc., dated November 1, 1992 (collectively, the “Agreements”).

In advance of the October 25, 2021 meeting, the Boards requested and received materials from SIA to assist them in considering the re-approval of the Agreements. The Boards, including all of the Directors who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “non-interested Directors”)), approved the Agreements after discussion and consideration of various factors relating to both the Boards’ selection of SIA as the Funds’ investment adviser and the Boards’ approval of the fees to be paid under the Agreements. In evaluating the Agreements, the Directors relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of SIA and its services and personnel. The Directors did not consider any single factor as controlling in determining whether to approve the Agreements, and the items described herein are not all-encompassing of the matters considered by the Directors.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors noted that their criteria were similar to those used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors in assessing the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities, the Directors noted that SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that seeks to identify pricing anomalies in the market and manage portfolio duration.

With respect to fixed income securities, the Directors considered that SIA seeks securities with a special emphasis on interest income and significant stability of principal value. They noted that SIA’s investment style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors also noted that each Fund’s objective is to seek high current income. The Directors reviewed each Fund’s portfolio characteristics and noted that SIA has consistently managed the Fund in accordance with its investment objective. The Directors noted that, because the Funds emphasize interest income, they may at times not rank highly in total return comparisons with funds that pursue different investment objectives.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to fixed income securities, the Directors considered that the SIA’s portfolio managers are responsible for implementing the strategy set forth in SIA’s duration targets and interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

The Directors discussed the depth of SIA’s investment staff, noting that SIA has over 30 investment professionals. Given the investment products offered by SIA and SIA’s amount of assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in its number of clients and assets under management for the near future. The Directors concluded that the depth of SIA’s investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of an investment firm with over $16.4 billion in assets under management working for the benefit of the Funds’ shareholders. The Directors concluded that SIA has substantial resources to provide services to the Funds and that SIA’s services had been acceptable.

MARCH 31, 2022	79

ADDITIONAL INFORMATION (Continued)

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values and commitment to operate under the highest ethical and professional standards. They considered that SIA’s culture is set and practiced by senior management of SIA who insist that all SIA professionals exhibit honesty and integrity. The Directors noted that SIA’s values are evident in the services it provides to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds, and the specific terms of the Agreements, including the following:

Investment Performance. The Directors reviewed the investment performance of each Fund for the 3-month, 6-month, year-to-date, 1-year, 5-year, 10-year (as applicable) and since inception periods ended September 30, 2021, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses except for supervisory and administrative fees paid to SIA pursuant to Supervision and Administration Agreements, interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors considered fees paid in prior years and the fees to be paid under the Agreements and Supervision and Administration Agreements.

The Directors compared each Fund’s expense ratio to (i) the average and median expense ratios of no-load mutual funds within the same Morningstar, Inc. (“Morningstar”) investment category, (ii) the average expense ratio for load funds within the Fund’s Morningstar category, and (iii) the average expense ratio for all funds within the Fund’s Morningstar category. Certain of the Fund’s expense ratios were higher than the averages, and certain of the Fund’s expense ratios were lower than the averages. The Directors noted that the Morningstar no-load categories include funds of various asset sizes, some of which are significantly larger in assets than the Funds. The Directors found each Fund’s total expense ratio to be within an acceptable range compared to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that, given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, a graduated fee structure for each Fund was unnecessary at the time because the fees to be paid under the current Agreements were reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to its management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate and that SIA’s profit margin with respect to the management of the Funds was acceptable.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA and its affiliates and recognized that the Funds’ expenses are borne by SIA except as noted above. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other clients of SIA and its affiliates were appropriate and reasonable.

The Directors discussed the extent to which SIA receives ancillary benefits from its relationship with the Funds, such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Boards concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms, are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

80	SIT MUTUAL FUNDS ANNUAL REPORT

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders), including pursuant to the Supervision and Administration Agreements applicable to the Funds, and the quality and depth of SIA’s non-investment personnel who provide such services. The Directors concluded that the level of such services and the quality and depth of such personnel are acceptable and consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds and concluded that both are acceptable and consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors, including the non-interested Directors by separate vote, determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

APPROVAL OF AMENDMENT TO INVESTMENT MANAGEMENT AGREEMENT – SIT MUTUAL FUNDS II, INC.

At a meeting of the Board of Directors (the “Board”) of Sit Mutual Funds II, Inc. (the “Company”) held on February 20, 2022, the Board unanimously approved Amendment Number 2 (the “Amendment”) to the Investment Management Agreement (the “Agreement”) by and between Sit Investment Associates, Inc. (“SIA”) and the Company to reflect the addition of Class Y shares of Sit Quality Income Fund (the “Fund”) to Amended Exhibit A to the Agreement.

In advance of the February 20, 2021 meeting, the Board members requested and received materials from SIA to assist them in considering the approval of the Amendment. The Board, including all of the Directors who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company (the “non-interested Directors”)), approved the Amendment after discussion and consideration of various factors relating to both the Board’s selection of SIA as the Fund’s investment adviser and the Board’s approval of the fees proposed to be paid by Class Y Shares of the Fund under the Amendment. In evaluating the Amendment, the Directors relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of SIA and its services and personnel.

The Directors did not consider any single factor as controlling in determining whether to approve the Amendment, and the items described herein are not all-encompassing of the matters considered by the Directors.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors noted that their criteria were similar to those used by institutional investors in evaluating and selecting investment advisers. The Directors considered several factors in assessing the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities, the Directors noted that SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that seeks to identify pricing anomalies in the market and manage portfolio duration.

With respect to fixed income securities, the Directors considered that SIA seeks securities with a special emphasis on interest income and significant stability of principal value. They noted that SIA’s investment style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors also noted that the Fund’s objective is to seek high current income. The Directors reviewed the Fund’s portfolio characteristics and noted that SIA has consistently managed the Fund in accordance with its investment objective. The Directors noted that, because the Fund emphasizes interest income, it may at times not rank highly in total return comparisons with funds that pursue different investment objectives.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to fixed income securities, the Directors considered that the SIA’s portfolio managers are responsible for implementing the strategy set forth in SIA’s duration targets and interest rate projections.

MARCH 31, 2022	81

ADDITIONAL INFORMATION (Continued)

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

The Directors discussed the depth of SIA’s investment staff, noting that SIA has over 30 investment professionals. Given the investment products offered by SIA and SIA’s amount of assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Fund, and to accommodate growth in its number of clients and assets under management for the near future. The Directors concluded that the depth of SIA’s investment staff, and in particular senior management and investment analysts, is actually greater than the Fund currently requires at its present asset size. The Directors noted that SIA has the resources of an investment firm with over $16.4 billion in assets under management working for the benefit of the Fund’s shareholders. The Directors concluded that SIA has substantial resources to provide services to the Fund and that SIA’s services had been acceptable.

Investment Performance. The Directors reviewed and discussed the Fund’s investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Fund has generally been competitive with indices and other funds with similar investment styles as the Fund, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values and commitment to operate under the highest ethical and professional standards. They considered that SIA’s culture is set and practiced by senior management of SIA who insist that all SIA professionals exhibit honesty and integrity. The Directors noted that SIA’s values are evident in the services it provides to the Fund.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Fund, and the specific terms of the Amendment, including the following:

Investment Performance. The Directors reviewed the investment performance of the Fund for the 3-month, 6-month, 1-year, 5-year and since inception periods ended December 31, 2021, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Fund has been competitive in relation to funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Fund pays SIA a monthly fee and SIA is responsible for all of the Fund’s expenses except for supervisory and administrative fees paid to SIA pursuant to Supervision and Administration Agreement between the Company and SIA (the “Supervision and Administration Agreement”), interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors considered that SIA had agreed to implement new fee waivers for each share class of the Fund in an effort to reduce the expense ratios of such share classes. The Directors also considered fees paid in prior years and the fees to be paid under the Amendment and Supervision and Administration Agreement.

The Directors compared the proposed expense ratio for Class Y shares of the Fund to (i) the average expense ratio of no-load mutual funds within the Fund’s Morningstar, Inc. (“Morningstar”) investment category, (ii) the average expense ratio for load funds within the Fund’s Morningstar category, (iii) the average expense ratio for all funds within the Fund’s Morningstar category, and (iv) the expense ratio for Class S shares of the Fund. Among other things, they considered that the proposed expense ratio for Class Y shares of the Fund was higher than the average expense ratio for no-load mutual funds within the Fund’s Morningstar investment category and lower than the average expense ratio for load funds within the Fund’s Morningstar category. The Directors noted that the Morningstar no-load categories include funds of various asset sizes, some of which are significantly larger in assets than the Fund. The Directors found the proposed total expense ratio for Class Y shares of the Fund to be within an acceptable range compared to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the proposed fees for Class Y shares of the Fund were reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Amendment by the Fund may be affected by an increase in the Fund’s assets, which included consideration of the Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Fund benefit from improved economies of scale as the Fund’s assets

82	SIT MUTUAL FUNDS ANNUAL REPORT

increase. However, the Directors concluded that, given the amount of the Fund’s current assets and the likelihood and magnitude of future increases in the Fund’s assets, a graduated fee structure for the Fund was unnecessary at the time because the fees proposed to be paid under the Amendment were reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Fund, and SIA’s income with respect to its management of the Fund for the calendar years ended December 31, 2020 and December 31, 2019. The Directors concluded that the expenses paid were appropriate and that SIA’s profit margin with respect to the management of the Fund was acceptable.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Fund and other clients of SIA and its affiliates and recognized that the Fund’s expenses are borne by SIA except as noted above. The Directors concluded that the fees proposed to be paid by Class Y shares of the Fund in relation to the fees paid by other clients of SIA and its affiliates were appropriate and reasonable.

The Directors discussed the extent to which SIA receives ancillary benefits from its relationship with the Fund, such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Fund. The Boards concluded that any benefits SIA receives from its relationship with the Fund are well within industry norms, are reflected in the amount of the fees proposed to be paid by Class Y shares of the Fund to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Fund (and its shareholders), including pursuant to the Supervision and Administration Agreement, and the quality and depth of SIA’s non-investment personnel who provide such services. The Directors concluded that the level of such services and the quality and depth of such personnel are acceptable and consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Fund and concluded that both are acceptable and consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors, including the non-interested Directors by separate vote, determined that the approval of the Amendment was in the interest of the Fund and its shareholders.

MARCH 31, 2022	83

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84	SIT MUTUAL FUNDS ANNUAL REPORT

Annual Report
March 31, 2022

INVESTMENT ADVISER
Sit Investment Associates, Inc.
80 S. Eighth Street
Suite 3300
Minneapolis, MN 55402

CUSTODIAN
The Bank Of New York Mellon
111 Sanders Creek Parkway
Syracuse, NY 13057

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

GENERAL COUNSEL
Faegre Drinker Biddle & Reath LLP
Minneapolis, MN

Sit Mutual Funds
1-800-332-5580
www.sitfunds.com

SIT BOND 3-2022

Item 2:	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-332-3223 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips, and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips, and Mr. Winslow are independent for purposes of this item.

Item 4:	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2022				2021
	Audit Fees	Audit Related	Tax Fees	Other Fees	Audit Fees	Audit Related	Tax Fees	Other Fees
Fiscal year ended March 31
Sit Mutual Funds II, Inc.
Sit Tax-Free Income Fund (series A)	$35,200	$0	$6,500	$0	$34,000	$0	$6,075	$0
Sit Minnesota Tax-Free Income Fund (series B)	$33,900	$0	$6,500	$0	$32,800	$0	$6,075	$0
Sit Quality Income Fund (Series E)	$21,400	$0	$6,500	$0	$20,100	$0	$6,075	$0

Total Mutual Funds II, Inc.	$90,500	$0	$19,500	$0	$86,900	$0	$18,225	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0 respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:	Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2)(certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds II, Inc.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date October 11, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date October 11, 2022

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date October 11, 2022